Document and Entity Information	3 Months Ended
Mar. 31, 2013
Document Information [Line Items]
Document Type	POS AM
Amendment Flag	false
Document Period End Date	Mar 31, 2013
Entity Registrant Name	ONCOR ELECTRIC DELIVERY CO LLC
Entity Central Index Key	0001193311
Entity Filer Category	Non-accelerated Filer

Condensed Statements of Consolidated Income (Unaudited) (USD $) In Millions, unless otherwise specified	3 Months Ended			12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012		Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Operating revenues:
Affiliated	$ 225	$ 227		$ 962	$ 1,026	$ 1,061
Nonaffiliated	592	556		2,366	2,092	1,853
Total operating revenues	817	783		3,328	3,118	2,914
Operating expenses:
Wholesale transmission service	131	132		502	439	393
Operation and maintenance	167	164		669	658	616
Depreciation and amortization	199	184		771	719	673
Provision in lieu of income taxes	38	44		240	209	193
Taxes other than amounts related to income taxes	102	102		415	400	384
Total operating expenses	637	626		2,597	2,425	2,259
Operating income	180	157		731	693	655
Other income and deductions:
Other income	5	7		26	30	36
Other deductions	4	1		64	9	8
Nonoperating provision (benefit) in lieu of income taxes	1	5		(6)	20	22
Interest income	1	8		24	32	38
Interest expense and related charges	94	91		374	359	347
Net income	$ 87	$ 75	[1]	$ 349	$ 367	$ 352

[1]	Fourth quarter 2012 reflects a $57 million charge to expense associated with the SARs settlement (see Note 10).

Condensed Statements of Consolidated Comprehensive Income (Unaudited) (USD $) In Millions, unless otherwise specified	3 Months Ended			12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012		Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net income	$ 87	$ 75	[1]	$ 349	$ 367	$ 352
Cash flow hedges
Net decrease in fair value of derivatives (net of tax benefit)					(29)
Derivative value net income (loss) recognized in net income (net of tax benefit)	1	1		3
Total cash flow hedges				3	(29)
Defined benefit pension and OPEB plans (net of tax benefit)	(1)			(3)
Total other comprehensive income (loss)		1			(29)
Comprehensive income	$ 87	$ 76		$ 349	$ 338	$ 352

[1]	Fourth quarter 2012 reflects a $57 million charge to expense associated with the SARs settlement (see Note 10).

Condensed Statements of Consolidated Comprehensive Income (Unaudited) (Parenthetical) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash flow hedges - net decrease in fair value of derivatives, tax benefit				$ 17
Cash flow hedges - derivative value net loss recognized in net income, tax benefit	0	0	1
Defined benefit pension and OPEB plans- net tax benefit	$ 0	$ 0	$ 1

Condensed Statements of Consolidated Cash Flows (Unaudited) (USD $) In Millions, unless otherwise specified	3 Months Ended			12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012		Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash flows - operating activities:
Net income	$ 87	$ 75	[1]	$ 349	$ 367	$ 352
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	207	192		802	732	682
Provision in lieu of deferred income taxes - net	39	44		208	258	193
Amortization of investment tax credits	(1)	(1)		(4)	(5)	(5)
Other - net					2
Changes in operating assets and liabilities:
Accounts receivable - trade (including affiliates)				52	(36)	(1)
Inventories				(3)	25	(4)
Accounts payable - trade (including affiliates)				(9)	17	(17)
Deferred revenues	(12)	(41)		(101)	(7)	4
Other - assets				(17)	111	3
Changes in other operating assets and liabilities	(162)	(152)
Other - liabilities				(8)	(169)	(109)
Cash provided by operating activities	158	117		1,269	1,295	1,098
Cash flows - financing activities:
Issuances of long-term debt				900	300	475
Repayments of long-term debt	(27)	(26)		(1,018)	(113)	(108)
Net increase (decrease) in short-term borrowings	242	346		343	15	(239)
Distributions to members	(50)	(45)		(225)	(145)	(211)
Decrease in note receivable from TCEH		10		20	40	37
Sale of related-party agreements				159
Debt discount, financing and reacquisition expenses - net	(1)	(1)		(46)	(17)	(15)
Other				(1)
Cash provided by (used in) financing activities	164	284		132	80	(61)
Cash flows - investing activities:
Capital expenditures	(349)	(402)		(1,389)	(1,362)	(1,020)
Other - net	3	2		21	(34)	(12)
Cash used in investing activities	(346)	(400)		(1,368)	(1,396)	(1,032)
Net change in cash and cash equivalents	(24)	1		33	(21)	5
Cash and cash equivalents - beginning balance	45	12		12	33	28
Cash and cash equivalents - ending balance	$ 21	$ 13		$ 45	$ 12	$ 33

[1]	Fourth quarter 2012 reflects a $57 million charge to expense associated with the SARs settlement (see Note 10).

Condensed Consolidated Balance Sheets (Unaudited) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013		Dec. 31, 2012		Dec. 31, 2011
Current assets:
Cash and cash equivalents	$ 21		$ 45		$ 12
Restricted cash - Bondco	55		55		57
Trade accounts receivable from nonaffiliates - net	352		338		303
Trade accounts and other receivables from affiliates	121		53		179
Amounts receivable from members related to income taxes					5
Materials and supplies inventories - at average cost	68		73		71
Prepayments and other current assets	82		79		80
Total current assets	699		643		707
Restricted cash - Bondco	16		16		16
Investments and other property	84		83		73
Property, plant and equipment - net	11,504		11,318		10,569
Goodwill	4,064		4,064		4,064
Note receivable from TCEH			0		138
Other noncurrent assets	80		78		74
Total assets	18,161		17,990		17,371
Current liabilities:
Short-term borrowings	977		735		392
Trade accounts payable	92		121		197
Amounts payable to members related to income taxes	37		22
Accrued taxes other than amounts related to income	61		153		151
Accrued interest	89		95		108
Other current liabilities	100		109		112
Total current liabilities	1,482		1,360		1,454
Long-term debt less amount due currently	5,374		5,400		5,144
Liability in lieu of deferred income taxes	2,273		2,180		2,018
Investment tax credits	23		24		28
Other noncurrent liabilities and deferred credits	1,668		1,722		1,546
Total liabilities	10,820		10,686		10,190
Commitments and contingencies
Membership interests:
Capital account - number of interests outstanding 2013, 2012 and 2011 - 635,000,000	7,372		7,335		7,212
Accumulated other comprehensive loss	(31)		(31)		(31)
Total membership interests	7,341		7,304		7,181
Total liabilities and membership interests	18,161		17,990		17,371
Oncor
Current assets:
Regulatory assets - net	1,402		1,453		1,303
Current liabilities:
Long-term debt due currently					376	[1]
Long-term debt less amount due currently	5,092		5,090	[1]	4,711	[1]
Bondco
Current assets:
Restricted cash - Bondco			55		57
Regulatory assets - net	312		335		427
Current liabilities:
Long-term debt due currently	126	[2]	125	[2]	118
Long-term debt less amount due currently	$ 282		$ 310		$ 433

[1]	Secured by first priority lien on certain transmission and distribution assets equally and ratably with all of Oncor's other secured indebtedness. See "Deed of Trust" below for additional information.
[2]	The transition bonds are nonrecourse to Oncor and were issued to securitize a regulatory asset.

Condensed Consolidated Balance Sheets (Unaudited) (Parenthetical) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Capital account, interests outstanding	635	635	635	635

Statements of Consolidated Membership Interests (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Capital account:
Balance at beginning of period	$ 7,212	$ 6,990	$ 6,849
Net income	349	367	352
Distributions to members	(225)	(145)	(211)
Sale of related-party agreements	159
Other	1
Balance at end of period (number of interests outstanding: 2012, 2011 and 2010 - 635 million)	7,335	7,212	6,990
Accumulated other comprehensive income (loss), net of tax effects:
Accumulated Other Comprehensive Income (Loss), Beginning Balance	(31)	(2)	(2)
Net effects of cash flow hedges (net of tax expense (benefit) of $1, $(17) and $-)	3	(29)
Defined benefit pension and OPEB plans (net of tax benefit of $1, $-and $-)	(3)
Accumulated Other Comprehensive Income (Loss), Ending Balance	(31)	(31)	(2)
Total membership interests at end of period	$ 7,304	$ 7,181	$ 6,988

Statements of Consolidated Membership Interests (Parenthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Sale of related-party agreements, tax benefit	$ 1	$ 0	$ 0
Number of interest outstanding	635	635	635
Cash flow hedges , benefit	1	(17)	0
Defined benefit pension and OPEB plans- net tax benefit	$ 1

BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

1. BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Description of Business

References in this report to “we,” “our,” “us” and “the company” are to Oncor and/or its subsidiary as apparent in the context. See “Glossary” for definition of terms and abbreviations.

We are a regulated electricity transmission and distribution company principally engaged in providing delivery services to REPs, including subsidiaries of TCEH, that sell power in the north-central, eastern and western parts of Texas. Revenues from TCEH represented 28% and 29% of our reported total operating revenues for the three months ended March 31, 2013 and 2012, respectively. We are a direct, majority-owned subsidiary of Oncor Holdings, which is a direct, wholly-owned subsidiary of EFIH, a direct, wholly-owned subsidiary of EFH Corp. EFH Corp. is a subsidiary of Texas Holdings, which is controlled by the Sponsor Group. Oncor Holdings owns 80.03% of our membership interests, Texas Transmission owns 19.75% of our membership interests and certain members of our management team and board of directors indirectly own the remaining membership interests through Investment LLC. We are managed as an integrated business; consequently, there are no separate reportable business segments.

Our consolidated financial statements include our wholly-owned, bankruptcy-remote financing subsidiary, Bondco, a variable interest entity. This financing subsidiary was organized for the limited purpose of issuing certain transition bonds in 2003 and 2004. Bondco issued $1.3 billion principal amount of transition bonds to recover generation-related regulatory asset stranded costs and other qualified costs under an order issued by the PUCT in 2002.

Various “ring-fencing” measures have been taken to enhance the separateness between the Oncor Ring-Fenced Entities and the Texas Holdings Group and our credit quality. These measures serve to mitigate our and Oncor Holdings’ credit exposure to the Texas Holdings Group and to reduce the risk that our assets and liabilities or those of Oncor Holdings would be substantively consolidated with the assets and liabilities of the Texas Holdings Group in the event of a bankruptcy of one or more of those entities. Such measures include, among other things: our sale of a 19.75% equity interest to Texas Transmission in November 2008; maintenance of separate books and records for the Oncor Ring-Fenced Entities; our board of directors being comprised of a majority of independent directors; and prohibitions on the Oncor Ring-Fenced Entities providing credit support to, or receiving credit support from, any member of the Texas Holdings Group. The assets and liabilities of the Oncor Ring-Fenced Entities are separate and distinct from those of the Texas Holdings Group, including TXU Energy and Luminant, and none of the assets of the Oncor Ring-Fenced Entities are available to satisfy the debt or contractual obligations of any member of the Texas Holdings Group. We do not bear any liability for debt or contractual obligations of the Texas Holdings Group, and vice versa. Accordingly, our operations are conducted, and our cash flows are managed, independently from the Texas Holdings Group.

Basis of Presentation

Our condensed consolidated financial statements have been prepared in accordance with US GAAP and on the same basis as the audited financial statements in our 2012 Form 10-K. Adjustments (consisting of normal recurring accruals) necessary for a fair presentation of the results of operations and financial position have been included therein. All intercompany items and transactions have been eliminated in consolidation. Certain information and footnote disclosures normally included in annual consolidated financial statements prepared in accordance with US GAAP have been omitted pursuant to the rules and regulations of the SEC. Because the condensed consolidated interim financial statements do not include all of the information and footnotes required by US GAAP, they should be read in conjunction with the audited financial statements and related notes in our 2012 Form 10-K. The results of operations for an interim period may not give a true indication of results for a full year due to seasonality. All dollar amounts in the financial statements and tables in the notes are stated in millions of US dollars unless otherwise indicated.

Use of Estimates

Preparation of our financial statements requires management to make estimates and assumptions about future events that affect the reporting of assets and liabilities at the balance sheet dates and the reported amounts of revenue and expense, including fair value measurements. In the event estimates and/or assumptions prove to be different from actual amounts, adjustments are made in subsequent periods to reflect more current information.

Derivative Instruments and Mark-to-Market Accounting

We have from time-to-time entered into derivative instruments to hedge interest rate risk. If the instrument meets the definition of a derivative under accounting standards related to derivative instruments and hedging activities, the fair value of each derivative is recognized on the balance sheet as a derivative asset or liability and changes in the fair value are recognized in net income, unless criteria for certain exceptions are met. This recognition is referred to as “mark-to-market” accounting.

Because derivative instruments are frequently used as economic hedges, accounting standards related to derivative instruments and hedging activities allow for “hedge accounting,” which provides for the designation of such instruments as cash flow or fair value hedges if certain conditions are met. A cash flow hedge mitigates the risk associated with the variability of the future cash flows related to an asset or liability (e.g., debt with variable interest rate payments), while a fair value hedge mitigates risk associated with fixed future cash flows (e.g., debt with fixed interest rate payments). In accounting for cash flow hedges, derivative assets and liabilities are recorded on the balance sheet at fair value with an offset to other comprehensive income to the extent the hedges are effective. Amounts remain in accumulated other comprehensive income and are reclassified into net income as the related transactions (hedged items) settle and affect net income. If the hedged transaction becomes probable of not occurring, hedge accounting is discontinued and the amount recorded in other comprehensive income is immediately reclassified into net income. Fair value hedges are recorded as derivative assets or liabilities with an offset to net income, and the carrying value of the related asset or liability (hedged item) is adjusted for changes in fair value with an offset to net income. If the fair value hedge is settled prior to the maturity of the hedged item, the cumulative fair value gain or loss associated with the hedge is amortized into income over the remaining life of the hedged item. To qualify for hedge accounting, a hedge must be considered highly effective in offsetting changes in fair value of the hedged item. Assessment of the hedge’s effectiveness is tested at least quarterly throughout its term to continue to qualify for hedge accounting. Hedge ineffectiveness, even if the hedge continues to be assessed as effective, is immediately recognized in net income. Ineffectiveness is generally measured as the cumulative excess, if any, of the change in value of the hedging instrument over the change in value of the hedged item.

Reconcilable Tariffs

The PUCT has designated certain tariffs (TCRF, energy efficiency and advanced meter surcharges and charges related to transition bonds) as reconcilable, which means the differences between amounts billed under these tariffs and the related incurred expenses are deferred as either regulatory assets or regulatory liabilities. Accordingly, at prescribed intervals, future tariffs are adjusted to either repay regulatory liabilities or collect regulatory assets.

1. BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Description of Business

References in this report to “we,” “our,” “us” and “the company” are to Oncor and or/its subsidiary as apparent in the context. See “Glossary” for definition of terms and abbreviations.

We are a regulated electricity transmission and distribution company principally engaged in providing delivery services to REPs, including subsidiaries of TCEH, that sell power in the north-central, eastern and western parts of Texas. Revenues from TCEH represented 29%, 33% and 36% of our total operating revenues for the years ended December 31, 2012, 2011 and 2010, respectively. We are a direct, majority-owned subsidiary of Oncor Holdings, which is a direct, wholly-owned subsidiary of EFIH, a direct, wholly-owned subsidiary of EFH Corp. EFH Corp. is a subsidiary of Texas Holdings, which is controlled by the Sponsor Group. Oncor Holdings owns 80.03% of our membership interests, Texas Transmission owns 19.75% of our membership interests and certain members of our management team and board of directors indirectly own the remaining membership interests through Investment LLC. We are managed as an integrated business; consequently, there are no separate reportable business segments.

Our consolidated financial statements include our wholly-owned, bankruptcy-remote financing subsidiary, Bondco, a VIE (see Note 12). This financing subsidiary was organized for the limited purpose of issuing certain transition bonds in 2003 and 2004. Bondco issued $1.3 billion principal amount of transition bonds to recover generation-related regulatory asset stranded costs and other qualified costs under an order issued by the PUCT in 2002.

Various “ring-fencing” measures have been taken to enhance the separateness between the Oncor Ring-Fenced Entities and the Texas Holdings Group and our credit quality. These measures serve to mitigate our and Oncor Holdings’ credit exposure to the Texas Holdings Group and to reduce the risk that our assets and liabilities or those of Oncor Holdings would be substantively consolidated with the assets and liabilities of the Texas Holdings Group in the event of a bankruptcy of one or more of those entities. Such measures include, among other things: our sale of a 19.75% equity interest to Texas Transmission in November 2008; maintenance of separate books and records for the Oncor Ring-Fenced Entities; our board of directors being comprised of a majority of independent directors; and prohibitions on the Oncor Ring-Fenced Entities providing credit support to, or receiving credit support from, any member of the Texas Holdings Group. The assets and liabilities of the Oncor Ring-Fenced Entities are separate and distinct from those of the Texas Holdings Group, including TXU Energy and Luminant, and none of the assets of the Oncor Ring-Fenced Entities are available to satisfy the debt or contractual obligations of any member of the Texas Holdings Group. We do not bear any liability for debt or contractual obligations of the Texas Holdings Group, and vice versa. Accordingly, our operations are conducted, and our cash flows are managed, independently from the Texas Holdings Group.

Basis of Presentation

Our consolidated financial statements have been prepared in accordance with US GAAP and on the same basis as the audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2011. All intercompany items and transactions have been eliminated in consolidation. All dollar amounts in the financial statements and tables in the notes are stated in millions of US dollars unless otherwise indicated.

From time to time, certain prior period amounts are reclassified to conform to the current period presentation. In the statements of consolidated cash flows included in this report, amounts previously reported as changes in deferred advanced metering system revenues for the years ended December 31, 2011 and 2010 are included in and reported as deferred revenues to conform to the current period presentation. In addition to deferred advanced metering system revenues, other reconcilable revenues (TCRF and energy efficiency surcharges), which were previously reported as changes in other operating assets and liabilities, are included in and reported as deferred revenues.

As discussed in Note 11, the balance sheet at December 31, 2011 has been restated to remove the regulatory liability for nuclear plant decommissioning and related receivable from TCEH related to nuclear plant decommissioning.

Consolidation of Variable Interest Entities

A VIE is an entity with which we have a relationship or arrangement that indicates some level of control over the entity or results in economic risks to us. We consolidate a VIE if we have: a) the power to direct the significant activities of the VIE and b) the right or obligation to absorb profit and loss from the VIE (primary beneficiary). See Note 12.

Income Taxes

EFH Corp. files a consolidated federal income tax return. Effective with the November 2008 sale of equity interests to Texas Transmission and Investment LLC, we became a partnership for US federal income tax purposes, and subsequently we are not a member of EFH Corp.’s consolidated tax group and only EFH Corp.’s share of our partnership income is included in its consolidated federal income tax return. Our tax sharing agreement with Oncor Holdings and EFH Corp. was amended in November 2008 to include Texas Transmission and Investment LLC. The tax sharing agreement provides for the calculation of tax liability substantially as if we and Oncor Holdings file our own income tax returns, and requires tax payments to members determined on that basis (without duplication for any income taxes paid by a subsidiary of Oncor Holdings). Accordingly, while partnerships are not subject to income taxes, in consideration of the tax sharing agreement and the presentation of our financial statements as an entity subject to cost-based regulatory rate-setting processes, with such costs including income taxes, the financial statements present amounts determined under the tax sharing agreement as “provision in lieu of income taxes” and “liability in lieu of deferred income taxes” for periods subsequent to the sales of equity interests discussed in Note 3.

Such amounts are determined in accordance with the provisions of accounting guidance for income taxes and for uncertainty in income taxes and thus differences between the book and tax bases of assets and liabilities are accounted for as if we filed our own income tax return. The accounting guidance for rate-regulated enterprises requires the recognition of regulatory assets or liabilities if it is probable such deferred tax amounts will be recovered from, or returned to customers in future rates. Investment tax credits are amortized to income over the estimated lives of the related properties.

We classify interest and penalties expense related to uncertain tax positions as current provision in lieu of income taxes as discussed in Note 3.

Use of Estimates

Preparation of our financial statements requires management to make estimates and assumptions about future events that affect the reporting of assets and liabilities at the balance sheet dates and the reported amounts of revenue and expense, including fair value measurements. In the event estimates and/or assumptions prove to be different from actual amounts, adjustments are made in subsequent periods to reflect more current information. No material adjustments, other than those disclosed elsewhere herein, were made to previous estimates or assumptions during the current year.

Derivative Instruments and Mark-to-Market Accounting

We have from time-to-time entered into derivative instruments to hedge interest rate risk. If the instrument meets the definition of a derivative under accounting standards related to derivative instruments and hedging activities, the fair value of each derivative is required to be recognized on the balance sheet as a derivative asset or liability and changes in the fair value are recognized in net income, unless criteria for certain exceptions are met. This recognition is referred to as “mark-to-market” accounting.

Because derivative instruments are frequently used as economic hedges, accounting standards related to derivative instruments and hedging activities allow for “hedge accounting,” which provides for the designation of such instruments as cash flow or fair value hedges if certain conditions are met. A cash flow hedge mitigates the risk associated with the variability of the future cash flows related to an asset or liability (e.g., debt with variable interest rate payments), while a fair value hedge mitigates risk associated with fixed future cash flows (e.g., debt with fixed interest rate payments). In accounting for cash flow hedges, derivative assets and liabilities are recorded on the balance sheet at fair value with an offset to other comprehensive income to the extent the hedges are effective. Amounts remain in accumulated other comprehensive income and are reclassified into net income as the related transactions (hedged items) settle and affect net income. If the hedged transaction becomes probable of not occurring, hedge accounting is discontinued and the amount recorded in other comprehensive income is immediately reclassified into net income. Fair value hedges are recorded as derivative assets or liabilities with an offset to net income, and the carrying value of the related asset or liability (hedged item) is adjusted for changes in fair value with an offset to net income. If the fair value hedge is settled prior to the maturity of the hedged item, the cumulative fair value gain or loss associated with the hedge is amortized into income over the remaining life of the hedged item. To qualify for hedge accounting, a hedge must be considered highly effective in offsetting changes in fair value of the hedged item. Assessment of the hedge’s effectiveness is tested at least quarterly throughout its term to continue to qualify for hedge accounting. Hedge ineffectiveness, even if the hedge continues to be assessed as effective, is immediately recognized in net income. Ineffectiveness is generally measured as the cumulative excess, if any, of the change in value of the hedging instrument over the change in value of the hedged item.

Reconcilable Tariffs

The PUCT has designated certain tariffs (TCRF, energy efficiency and advanced meter surcharges and charges related to transition bonds) as reconcilable, which means the differences between amounts billed under these tariffs and the related incurred expenses are deferred as either regulatory assets or regulatory liabilities. Accordingly, at prescribed intervals, future tariffs are adjusted to either repay regulatory liabilities or collect regulatory assets.

Revenue Recognition

Revenue from delivery services are recorded under the accrual method of accounting. Revenues are recognized when delivery services are provided to customers on the basis of periodic cycle meter readings and include an estimate for revenues earned from the meter reading date to the end of the period adjusted for the impact of weather (unbilled revenue).

Impairment of Long-Lived Assets and Goodwill

We evaluate long-lived assets (including intangible assets with finite lives) for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

We also evaluate goodwill for impairment annually (at December 1) or whenever events or changes in circumstances indicate that an impairment may exist.

Goodwill impairment tests performed in 2012 and 2010 were based on determinations of enterprise value using discounted cash flow analyses, comparable company equity values and any relevant transactions indicative of enterprise values (quantitative assessment).

Effective with the December 1, 2011 test, we adopted new accounting guidance that provides the option of using a qualitative assessment in which we may consider macroeconomic conditions, industry and market considerations, cost factors, overall financial performance and other relevant events. Based on the results of the qualitative assessment performed, we concluded that no further testing for impairment was required in 2011.

System of Accounts

Our accounting records have been maintained in accordance with the FERC Uniform System of Accounts as adopted by the PUCT.

Defined Benefit Pension Plans and Other Postretirement Employee Benefit (OPEB) Plans

We participate in pension plans that offer benefits based on either a traditional defined benefit formula or a cash balance formula and the OPEB Plan that offers certain health care and life insurance benefits to eligible employees and their eligible dependents upon the retirement of such employees from the company. Costs of pension and OPEB plans are dependent upon numerous factors, assumptions and estimates. In 2012, EFH Corp. made various changes to the EFH Retirement Plan, including splitting off into a new plan all of the assets and liabilities associated with Oncor employees and all retirees and terminated vested participants of EFH Corp. and its subsidiaries (including discontinued businesses). See Note 9 for additional information regarding the pension plans and the OPEB Plan.

Stock-Based Incentive Compensation

In 2008, we implemented the SARs Plan for certain management that purchased equity interests in the company indirectly by investing in Investment LLC. We implemented the Director SARs Plan in 2009. SARs have been awarded under the SARs Plan and are being accounted for based upon the provisions of guidance for share-based payment. See Note 10 for information regarding stock-based compensation, including SARs granted to certain members of our board of directors and a 2012 early exercise of all outstanding SARS under both the SARs Plan and Director SARs Plan.

Fair Value of Nonderivative Financial Instruments

The carrying amounts for financial assets classified as current assets and the carrying amounts for financial liabilities classified as current liabilities approximate fair value due to the short maturity of such instruments. The fair values of other financial instruments, for which carrying amounts and fair values have not been presented, are not materially different than their related carrying amounts. The following discussion of fair value accounting standards applies primarily to our determination of the fair value of assets in the pension and OPEB plan trusts as presented in Note 9.

Accounting standards related to the determination of fair value define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We use a “mid-market” valuation convention (the mid-point price between bid and ask prices) as a practical expedient to measure fair value for the majority of our assets and liabilities subject to fair value measurement on a recurring basis. We primarily use the market approach for recurring fair value measurements and use valuation techniques to maximize the use of observable inputs and minimize the use of unobservable inputs.

We categorize our assets and liabilities recorded at fair value based upon the following fair value hierarchy:

•

Level 1 valuations use quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date. An active market is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

•

Level 2 valuations use inputs that, in the absence of actively quoted market prices, are observable for the asset or liability, either directly or indirectly. Level 2 inputs include: (a) quoted prices for similar assets or liabilities in active markets, (b) quoted prices for identical or similar assets or liabilities in markets that are not active, (c) inputs other than quoted prices that are observable for the asset or liability such as interest rates and yield curves observable at commonly quoted intervals and (d) inputs that are derived principally from or corroborated by observable market data by correlation or other means. Our Level 2 valuations utilize over-the-counter broker quotes, quoted prices for similar assets or liabilities that are corroborated by correlations or other mathematical means and other valuation inputs.

•

Level 3 valuations use unobservable inputs for the asset or liability. Unobservable inputs are used to the extent observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date. We use the most meaningful information available from the market combined with internally developed valuation methodologies to develop our best estimate of fair value.

We utilize several different valuation techniques to measure the fair value of assets and liabilities, relying primarily on the market approach of using prices and other market information for identical and/or comparable assets and liabilities for those items that are measured on a recurring basis.

Franchise Taxes

Franchise taxes are assessed to us by local governmental bodies, based on kWh delivered and are the principal component of taxes other than amounts related to income taxes as reported in the income statement. Franchise taxes are not a “pass through” item. The rates we charge customers are intended to recover the franchise taxes, but we are not acting as an agent to collect the taxes from customers.

Cash and Cash Equivalents

For purposes of reporting cash and cash equivalents, temporary cash investments purchased with a remaining maturity of three months or less are considered to be cash equivalents. See Note 12 for details regarding restricted cash.

Property, Plant and Equipment

Properties are stated at original cost. The cost of self-constructed property additions includes materials and both direct and indirect labor and applicable overhead and an allowance for funds used during construction.

Depreciation of property, plant and equipment is calculated on a straight-line basis over the estimated service lives of the properties based on depreciation rates approved by the PUCT. As is common in the industry, depreciation expense is recorded using composite depreciation rates that reflect blended estimates of the lives of major asset groups as compared to depreciation expense calculated on a component asset-by-asset basis. Depreciation rates include plant removal costs as a component of depreciation expense, consistent with regulatory treatment. Actual removal costs incurred are charged to accumulated depreciation. When accrued removal costs exceed incurred removal costs, the difference is reclassified as a regulatory obligation to retire assets in the future.

Allowance for Funds Used During Construction (AFUDC)

AFUDC is a regulatory cost accounting procedure whereby both interest charges on borrowed funds and a return on equity capital used to finance construction are included in the recorded cost of utility plant and equipment being constructed. AFUDC is capitalized on all projects involving construction periods lasting greater than thirty days. The equity portion of capitalized AFUDC is accounted for as other income. We recorded $1 million of equity AFUDC for the year ended December 31, 2012 and none for each of the years ended December 31, 2011 and 2010. See Note 12 for detail of amounts charged to interest expense.

Regulatory Assets and Liabilities

Our financial statements reflect regulatory assets and liabilities under cost-based rate regulation in accordance with accounting standards related to the effect of certain types of regulation. Regulatory decisions can have an impact on the recovery of costs, the rate earned on invested capital and the timing and amount of assets to be recovered by rates. See Note 4 for details of regulatory assets and liabilities.

REGULATORY MATTERS	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
REGULATORY MATTERS

2. REGULATORY MATTERS

2008 Rate Review

In August 2009, the PUCT issued a final order with respect to our June 2008 rate review filing with the PUCT and 204 cities based on a test year ended December 31, 2007 (PUCT Docket No. 35717), and new rates were implemented in September 2009. In November 2009, the PUCT issued an order on rehearing that established a new rate class but did not change the revenue requirements. We and four other parties appealed various portions of the rate review final order to a state district court. In January 2011, the district court signed its judgment reversing the PUCT with respect to two issues: the PUCT’s disallowance of certain franchise fees and the PUCT’s decision that PURA no longer requires imposition of a rate discount for state colleges and universities. We filed an appeal with the Texas Third Court of Appeals (Austin Court of Appeals) in February 2011 with respect to the issues we appealed to the district court and did not prevail upon, as well as the district court’s decision to reverse the PUCT with respect to discounts for state colleges and universities. Oral argument before the Austin Court of Appeals was completed in April 2012. There is no deadline for the court to act. We are unable to predict the outcome of the appeal.

See Note 2 to Financial Statements in our 2012 Form 10-K for additional information regarding regulatory matters.

2. REGULATORY MATTERS

2011 Rate Review

In January 2011, we filed a rate review with the PUCT and 203 original jurisdiction cities based on a test year ended June 30, 2010 (PUCT Docket No. 38929). In April 2011, we and the other parties reached a Memorandum of Settlement that would settle and resolve all issues in the rate review. We filed a stipulation (including a proposed order and proposed tariffs) in May 2011 that incorporated the Memorandum of Settlement along with pleadings and other documentation (Stipulation) for the purpose of obtaining final approval of the settlement. The terms of the Stipulation include an approximate $137 million base rate increase and additional provisions to address franchise fees (discussed below) and other expenses. Approximately $93 million of the increase became effective July 1, 2011, and the remainder became effective January 1, 2012. Under the Stipulation, amortization of regulatory assets increased by approximately $24 million ($14 million of which will be recognized as tax expense) annually beginning January 1, 2012. The Stipulation did not change our authorized regulatory capital structure of 60% debt and 40% equity or our authorized return on equity of 10.25%. Under the terms of the Stipulation, we cannot file another general base rate review prior to July 1, 2013, but are not restricted from filing wholesale transmission rate, TCRF, distribution-related investment and other rate updates and adjustments permitted by Texas state law and PUCT rules.

In response to concerns raised by PUCT Commissioners at a July 2011 PUCT open meeting regarding the Stipulation, we filed a modified stipulation that removed from the Stipulation a one-time payment to certain cities we serve for retrospective franchise fees (Modified Stipulation). Instead, pursuant to the terms of a separate agreement with certain cities we serve, through December 31, 2012, we have made $22 million in retrospective franchise fee payments to cities that accepted the terms of the separate agreement. The payments are subject to refund from the cities or recovery from customers after final resolution of proceedings related to the appeals from our June 2008 rate review filing (discussed below). No other significant terms of the Stipulation were revised. In August 2011, the PUCT issued a final order approving the settlement terms contained in the Modified Stipulation.

Effective July 1, 2011, pursuant to the PUCT’s final order, we no longer recover the cost of wholesale transmission service through base rates, and wholesale transmission service expenses incurred are reconcilable to revenues billed under the TCRF rider. For this purpose, all wholesale transmission service expenses consist of amounts charged under a PUCT-approved transmission tariff including our own wholesale transmission tariff. We account for the difference between amounts charged under the TCRF rate and wholesale transmission service expense as a regulatory asset or regulatory liability (under- or over-recovered wholesale transmission service expense (see Note 1)). At December 31, 2012, approximately $60 million ($40 million after tax) was deferred as under-recovered wholesale transmission service expense (see Note 4).

2008 Rate Review

In August 2009, the PUCT issued a final order with respect to our June 2008 rate review filing with the PUCT and 204 cities based on a test year ended December 31, 2007 (PUCT Docket No. 35717), and new rates were implemented in September 2009. In November 2009, the PUCT issued an order on rehearing that established a new rate class but did not change the revenue requirements. We and four other parties appealed various portions of the rate review final order to a state district court, and oral argument was held in October 2010. In January 2011, the district court signed its judgment reversing the PUCT with respect to two issues: the PUCT’s disallowance of certain franchise fees and the PUCT’s decision that PURA no longer requires imposition of a rate discount for state colleges and universities. We filed an appeal with the Texas Third Court of Appeals (Austin Court of Appeals) in February 2011 with respect to the issues we appealed to the district court and did not prevail upon, as well as the district court’s decision to reverse the PUCT with respect to discounts for state colleges and universities. Oral argument before the Austin Court of Appeals was completed in April 2012. There is no deadline for the court to act. We are unable to predict the outcome of the appeal.

Stipulation Approved by the PUCT

In April 2008, the PUCT entered an order (PUCT Docket No. 34077), which became final in June 2008, approving the terms of a stipulation relating to a filing in 2007 by us and Texas Holdings with the PUCT pursuant to Section 14.101(b) of PURA and PUCT Substantive Rule 25.75. Among other things, the stipulation required us to file a rate review no later than July 1, 2008 based on a test year ended December 31, 2007, which we filed in June 2008. The PUCT issued a final order with respect to the rate review in August 2009. In July 2008, Nucor Steel filed an appeal of the PUCT’s order in the 200th District Court of Travis County, Texas (District Court). A hearing on the appeal was held in June 2010, and the District Court affirmed the PUCT order in its entirety. Nucor Steel appealed that ruling to the Austin Court of Appeals in July 2010. In March 2012, the Austin Court of Appeals affirmed the District Court’s ruling, which is now final.

In addition to commitments we made in our filings in the PUCT review, the stipulation included the following provisions, among others:

•

We provided a one-time $72 million refund to our REP customers in the September 2008 billing cycle. The refund was in the form of a credit on distribution fee billings. The liability for the refund was previously recorded as part of purchase accounting.

•

Cash distributions to our members were limited through December 31, 2012, to an amount not to exceed our net income (determined in accordance with US GAAP, subject to certain defined adjustments) for the period beginning October 11, 2007 and ending December 31, 2012, and continue to be limited by an agreement that our regulatory capital structure, as determined by the PUCT, will be at or below the assumed debt-to-equity ratio established periodically by the PUCT for ratemaking purposes, which is currently set at 60% debt to 40% equity (see Note 8).

•

We committed to minimum capital spending of $3.6 billion over the five-year period ending December 31, 2012, subject to certain defined conditions. This spending did not include the capital spending on CREZ facilities. We satisfied this spending commitment in 2012.

•

We committed to an additional $100 million in spending over the five-year period ending December 31, 2012 on demand-side management or other energy efficiency initiatives. These additional expenditures will not be recoverable in rates, and this amount was recorded as a regulatory liability as part of purchase accounting and consistent with accounting standards related to the effect of certain types of regulation. We satisfied this spending commitment in 2012.

•	If our credit rating is below investment grade with two or more rating agencies, TCEH will post a letter of credit in an amount of $170 million to secure TXU Energy’s payment obligations to us.

•	We agreed not to request recovery of goodwill or any future impairment of the goodwill in our rates.

REGULATORY ASSETS AND LIABILITIES	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
REGULATORY ASSETS AND LIABILITIES

3. REGULATORY ASSETS AND LIABILITIES

Recognition of regulatory assets and liabilities and the amortization periods over which they are expected to be recovered or refunded through rate regulation reflect the decisions of the PUCT. Components of the regulatory assets and liabilities are provided in the table below. Amounts not earning a return through rate regulation are noted.

	Remaining Rate Recovery/Amortization	Carrying Amount At
	Period at March 31, 2013	March 31, 2013	December 31, 2012
Regulatory assets:
Generation-related regulatory assets securitized by transition bonds (a)(e)	3 years	$379	$409
Employee retirement costs	7 years	83	87
Employee retirement costs to be reviewed (b)(c)	To be determined	195	186
Employee retirement liability (a)(c)(d)	To be determined	720	738
Self-insurance reserve (primarily storm recovery costs) — net	7 years	182	190
Self-insurance reserve to be reviewed (b)(c)	To be determined	131	128
Securities reacquisition costs (pre-industry restructure)	4 years	39	41
Securities reacquisition costs (post-industry restructure) — net	Terms of related debt	15	22
Recoverable amounts in lieu of deferred income taxes — net	Life of related asset or liability	63	71
Rate review expenses (a)	Largely 2 years	6	6
Advanced meter customer education costs (c)	7 years	9	10
Deferred conventional meter depreciation	Largely 8 years	163	152
Deferred advanced metering system costs	7 years	20	2
Energy efficiency performance bonus (a)	1 year	7	9
Under-recovered wholesale transmission service expense — net (a)(c)	1 year	49	40
Energy efficiency programs (a)	Not applicable	—	1
Other regulatory assets	Various	2	1

Total regulatory assets		2,063	2,093

Regulatory liabilities (e):
Estimated net removal costs	Life of utility plant	279	244
Investment tax credit and protected excess deferred taxes	Various	26	28
Over-collection of transition bond revenues (a)(e)	3 years	32	33
Energy efficiency programs (a)	Not applicable	12	—

Total regulatory liabilities		349	305

Net regulatory asset		$1,714	$1,788

(a)	Not earning a return in the regulatory rate-setting process.
(b)	Costs incurred since the period covered under the last rate review.
(c)	Recovery is specifically authorized by statute or by the PUCT, subject to reasonableness review.
(d)	Represents unfunded liabilities recorded in accordance with pension and OPEB accounting standards.
(e)	Bondco net regulatory assets of $312 million at March 31, 2013 consisted of $344 million included in generation-related regulatory assets net of the regulatory liability for over-collection of transition bond revenues of $32 million. Bondco net regulatory assets of $335 million at December 31, 2012 consisted of $368 million included in generation-related regulatory assets net of the regulatory liability for over-collection of transition bond revenues of $33 million.

4. REGULATORY ASSETS AND LIABILITIES

Recognition of regulatory assets and liabilities and the amortization periods over which they are expected to be recovered or refunded through rate regulation reflect the decisions of the PUCT. Components of the regulatory assets and liabilities are provided in the table below. Regulatory liabilities at December 31, 2011 have been restated to remove the $225 million regulatory liability for nuclear plant decommissioning (see Note 11). Amounts not earning a return through rate regulation are noted.

	Remaining Rate Recovery/Amortization	Carrying Amount At
	Period at December 31, 2012	December 31, 2012	December 31, 2011
Regulatory assets:
Generation-related regulatory assets securitized by transition bonds (a)(e)	4 years	$409	$531
Employee retirement costs	7 years	87	103
Employee retirement costs to be reviewed (b)(c)	To be determined	186	74
Employee retirement liability (a)(c)(d)	To be determined	738	707
Self-insurance reserve (primarily storm recovery costs) — net	7 years	190	221
Self-insurance reserve to be reviewed (b)(c)	To be determined	128	71
Securities reacquisition costs (pre-industry restructure)	5 years	41	48
Securities reacquisition costs (post-industry restructure) — net	Terms of related debt	22	2
Recoverable amounts in lieu of deferred income taxes — net	Life of related asset or liability	71	104
Rate review expenses (a)	Largely 3 years	6	11
Rate review expenses to be reviewed (b)(c)	To be determined	1	1
Advanced meter customer education costs (c)	7 years	10	9
Deferred conventional meter depreciation	8 years	152	107
Deferred advanced metering system costs	7 years	2	—
Energy efficiency performance bonus (a)	1 year	9	8
Under-recovered wholesale transmission service expense (a)(c)	1 year	40	—
Wholesale transmission settlement costs	Not applicable	—	9
Energy efficiency programs (a)	Not applicable	1	—
Other regulatory assets	Not applicable	—	1

Total regulatory assets		2,093	2,007

Regulatory liabilities (e):
Estimated net removal costs	Life of utility plant	244	115
Investment tax credit and protected excess deferred taxes	Various	28	33
Over-collection of transition bond revenues (a)(e)	4 years	33	37
Deferred advanced metering system revenues	7 years	—	52
Committed spending for demand-side management initiatives (a)	Not applicable	—	25
Over-recovered wholesale transmission service expense (a)(c)	1 year	—	13
Energy efficiency programs (a)	Not applicable	—	2

Total regulatory liabilities		305	277

Net regulatory asset		$1,788	$1,730

(a)	Not earning a return in the regulatory rate-setting process.
(b)	Costs incurred since the period covered under the last rate review.
(c)	Recovery is specifically authorized by statute or by the PUCT, subject to reasonableness review.
(d)	Represents unfunded liabilities recorded in accordance with pension and OPEB accounting standards.
(e)	Bondco net regulatory assets of $335 million at December 31, 2012 consisted of $368 million included in generation-related regulatory assets net of the regulatory liability for over-collection of transition bond revenues of $33 million. Bondco net regulatory assets of $427 million at December 31, 2011 consisted of $464 million included in generation-related regulatory assets net of the regulatory liability for over-collection of transition bond revenues of $37 million.

The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act enacted in March 2010 reduce, effective 2013, the amount of OPEB costs deductible for federal income tax purposes by the amount of the Medicare Part D subsidy received by the EFH Corp. OPEB plans in which we participate. Under income tax accounting rules, deferred tax assets related to accrued OPEB liabilities must be reduced immediately for the future effect of the legislation. Accordingly, in the first quarter of 2010, our assets in lieu of deferred tax assets were reduced by $42 million. All of this amount was recorded as a regulatory asset (before gross-up for liability in lieu of deferred income taxes) as the additional amounts due related to income taxes are being recovered in our rates beginning January 1, 2012.

As a result of purchase accounting, in 2007 the carrying value of certain generation-related regulatory assets securitized by transition bonds, which have been reviewed and approved by the PUCT for recovery but without earning a rate of return, was reduced by $213 million. This amount will be accreted to other income over the recovery period remaining at October 10, 2007 (approximately nine years). In August 2011, the PUCT issued a final order in our rate review filed in January 2011. The rate review included a determination of the recoverability of regulatory assets at June 30, 2010, including the recoverability period of those assets deemed allowable by the PUCT.

In September 2008, the PUCT approved a settlement for us to recover our estimated future investment for advanced metering deployment. We began billing the advanced metering surcharge in the January 2009 billing month cycle. The surcharge is expected to total $1.023 billion over the 11-year recovery period and includes a cost recovery factor of $2.19 per month per residential retail customer and $2.39 to $5.15 per month for non-residential retail customers. We account for the difference between the surcharge billings for advanced metering facilities and the allowed revenues under the surcharge provisions, which are based on expenditures and an allowed return, as a regulatory asset or liability. Such differences arise principally as a result of timing of expenditures. As indicated in the table above, the regulatory asset at December 31, 2012 totaled $2 million and the regulatory liability at December 31, 2011 totaled $52 million.

In accordance with the PUCT’s August 2009 order in our rate review, the remaining net book value and anticipated removal cost of existing conventional meters that are being replaced by advanced meters are being charged to depreciation and amortization expense over an 11-year cost recovery period.

See Note 11 for information regarding nuclear decommissioning cost recovery.

BORROWINGS UNDER CREDIT FACILITIES	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
BORROWINGS UNDER CREDIT FACILITIES

4. BORROWINGS UNDER CREDIT FACILITIES

At March 31, 2013, we had a $2.4 billion secured revolving credit facility to be used for working capital and general corporate purposes, issuances of letters of credit and support for any commercial paper issuances. The revolving credit facility expires in October 2016, and we have the option of requesting up to two one-year extensions, with such extensions subject to certain conditions and lender approval. The terms of the revolving credit facility allow us to request an additional increase in our borrowing capacity of $100 million, provided certain conditions are met, including lender approval.

Borrowings under the revolving credit facility are classified as short-term on the balance sheet and are secured equally and ratably with all of our other secured indebtedness by a first priority lien on property we acquired or constructed for the transmission and distribution of electricity. The property is mortgaged under the Deed of Trust.

At March 31, 2013, we had outstanding borrowings under the revolving credit facility totaling $977 million with an interest rate of 1.70% and outstanding letters of credit totaling $6 million. At December 31, 2012, we had outstanding borrowings under the revolving credit facility totaling $735 million with an interest rate of 1.46% and outstanding letters of credit totaling $6 million.

Borrowings under the revolving credit facility bear interest at per annum rates equal to, at our option, (i) LIBOR plus a spread ranging from 1.00% to 1.75% depending on credit ratings assigned to our senior secured non-credit enhanced long-term debt or (ii) an alternate base rate (the highest of (1) the prime rate of JPMorgan Chase, (2) the federal funds effective rate plus 0.50%, and (3) daily one-month LIBOR plus 1.00%) plus a spread ranging from 0.00% to 0.75% depending on credit ratings assigned to our senior secured non-credit enhanced long-term debt. At March 31, 2013, all outstanding borrowings bore interest at LIBOR plus 1.50%. Amounts borrowed under the facility, once repaid, can be borrowed again from time to time.

An unused commitment fee is payable quarterly in arrears and upon termination or commitment reduction at a rate equal to 0.100% to 0.275% (such spread depending on certain credit ratings assigned to our senior secured debt) of the daily unused commitments under the revolving credit facility. Letter of credit fees on the stated amount of letters of credit issued under the revolving credit facility are payable to the lenders quarterly in arrears and upon termination at a rate per annum equal to the spread over adjusted LIBOR. Customary fronting and administrative fees are also payable to letter of credit fronting banks. At March 31, 2013, letters of credit bore interest at 1.50%, and a commitment fee (at a rate of 0.225% per annum) was payable on the unfunded commitments under the facility, each based on our current credit ratings.

Subject to the limitations described below, borrowing capacity available under the credit facility at March 31, 2013 and December 31, 2012 was $1.417 billion and $1.659 billion, respectively. Generally, our indentures and revolving credit facility limit the incurrence of other secured indebtedness except for indebtedness secured equally and ratably with the indentures and revolving credit facility and certain permitted exceptions. As described further in Note 6 to Financial Statements in our 2012 Form 10-K, the Deed of Trust permits us to secure indebtedness (including borrowings under our revolving credit facility) with the lien of the Deed of Trust up to the aggregate of (i) the amount of available bond credits, and (ii) 85% of the lower of the fair value or cost of certain property additions that have been certified to the Deed of Trust collateral agent. At March 31, 2013, the available bond credits were approximately $1.945 billion and the amount of additional potential indebtedness that could be secured by property additions, subject to a certification process, was $708 million. At March 31, 2013, the available borrowing capacity of the revolving credit facility could be fully drawn.

5. BORROWINGS UNDER CREDIT FACILITIES

At December 31, 2012, we had a $2.4 billion secured revolving credit facility (reflecting a May 2012 $400 million commitment increase as discussed below) to be used for working capital and general corporate purposes, issuances of letters of credit and support for any commercial paper issuances. The revolving credit facility expires in October 2016, and we have the option of requesting up to two one-year extensions, with such extensions subject to certain conditions and lender approval. Pursuant to the terms of our revolving credit facility, we requested and received a $400 million increase in commitments under the revolving credit facility effective May 15, 2012. The terms of the revolving credit facility allow us to request an additional increase in our borrowing capacity of $100 million, provided certain conditions are met, including lender approval.

Borrowings under the revolving credit facility are classified as short-term on the balance sheet and are secured equally and ratably with all of our other secured indebtedness by a first priority lien on property we acquired or constructed for the transmission and distribution of electricity. The property is mortgaged under the Deed of Trust.

At December 31, 2012, we had outstanding borrowings under the revolving credit facility totaling $735 million with an interest rate of 1.46% and outstanding letters of credit totaling $6 million. At December 31, 2011, we had outstanding borrowings under the revolving credit facility totaling $392 million with an interest rate of 1.40% and outstanding letters of credit totaling $6 million.

Borrowings under the revolving credit facility bear interest at per annum rates equal to, at our option, (i) LIBOR plus a spread ranging from 1.00% to 1.75% depending on credit ratings assigned to our senior secured non-credit enhanced long-term debt or (ii) an alternate base rate (the highest of (1) the prime rate of JPMorgan Chase, (2) the federal funds effective rate plus 0.50%, and (3) daily one-month LIBOR plus 1.00%) plus a spread ranging from 0.00% to 0.75% depending on credit ratings assigned to our senior secured non-credit enhanced long-term debt. At December 31, 2012, all outstanding borrowings bore interest at LIBOR plus 1.25%. Amounts borrowed under the facility, once repaid, can be borrowed again from time to time.

An unused commitment fee is payable quarterly in arrears and upon termination or commitment reduction at a rate equal to 0.100% to 0.275% (such spread depending on certain credit ratings assigned to our senior secured debt) of the daily unused commitments under the revolving credit facility. Letter of credit fees on the stated amount of letters of credit issued under the revolving credit facility are payable to the lenders quarterly in arrears and upon termination at a rate per annum equal to the spread over adjusted LIBOR. Customary fronting and administrative fees are also payable to letter of credit fronting banks. At December 31, 2012, letters of credit bore interest at 1.25%, and a commitment fee (at a rate of 0.175% per annum) was payable on the unfunded commitments under the facility, each based on our current credit ratings.

Subject to the limitations described below, borrowing capacity available under the credit facility at December 31, 2012 and 2011 was $1.659 billion and $1.602 billion, respectively. Generally, our indentures and revolving credit facility limit the incurrence of other secured indebtedness except for indebtedness secured equally and ratably with the indentures and revolving credit facility and certain permitted exceptions. As described further in Note 6, the Deed of Trust permits us to secure indebtedness (including borrowings under our revolving credit facility) with the lien of the Deed of Trust up to the aggregate of (i) the amount of available bond credits, and (ii) 85% of the lower of the fair value or cost of certain property additions that could be certified to the Deed of Trust collateral agent. At December 31, 2012, the available borrowing capacity of the revolving credit facility could be fully drawn.

The revolving credit facility contains customary covenants for facilities of this type, restricting, subject to certain exceptions, us and our subsidiaries from, among other things: incurring additional liens; entering into mergers and consolidations; and sales of substantial assets. In addition, the revolving credit facility requires that we maintain a consolidated senior debt-to-capitalization ratio of no greater than 0.65 to 1.00 and observe certain customary reporting requirements and other affirmative covenants. For purposes of the ratio, debt is calculated as indebtedness defined in the revolving credit facility (principally, the sum of long-term debt, any capital leases, short-term debt and debt due currently in accordance with US GAAP). The debt calculation excludes transition bonds issued by Bondco, but includes the unamortized fair value discount related to Bondco. Capitalization is calculated as membership interests determined in accordance with US GAAP plus indebtedness described above. At December 31, 2012, we were in compliance with this covenant with a debt-to-capitalization ratio of 0.44 to 1.00 and with all other covenants.

The revolving credit facility also contains customary events of default for facilities of this type, the occurrence of which would allow the lenders to accelerate all outstanding loans and terminate their commitments, including certain changes in control that are not permitted transactions, cross-default provisions in the event we or any of our subsidiaries (other than Bondco) defaults on indebtedness in a principal amount in excess of $100 million or receives judgments for the payment of money in excess of $50 million that are not discharged within 60 days.

LONG-TERM DEBT	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
LONG-TERM DEBT

5. LONG-TERM DEBT

At March 31, 2013 and December 31, 2012, our long-term debt consisted of the following:

	March 31,	December 31,
	2013	2012
Oncor (a):
6.375% Fixed Senior Notes due January 15, 2015	$500	$500
5.000% Fixed Senior Notes due September 30, 2017	324	324
6.800% Fixed Senior Notes due September 1, 2018	550	550
5.750% Fixed Senior Notes due September 30, 2020	126	126
4.100% Fixed Senior Notes due June 1, 2022	400	400
7.000% Fixed Debentures due September 1, 2022	800	800
7.000% Fixed Senior Notes due May 1, 2032	500	500
7.250% Fixed Senior Notes due January 15, 2033	350	350
7.500% Fixed Senior Notes due September 1, 2038	300	300
5.250% Fixed Senior Notes due September 30, 2040	475	475
4.550% Fixed Senior Notes due December 1, 2041	300	300
5.300% Fixed Senior Notes due June 1, 2042	500	500
Unamortized discount	(33)	(35)

Long-term debt, less amounts due currently — Oncor	5,092	5,090

Bondco (b):
4.950% Fixed Series 2003 Bonds due in semiannual installments through February 15, 2013	—	10
5.420% Fixed Series 2003 Bonds due in semiannual installments through August 15, 2015	128	145
5.290% Fixed Series 2004 Bonds due in semiannual installments through May 15, 2016	281	281
Unamortized fair value discount related to transition bonds	(1)	(1)
Less amount due currently	(126)	(125)

Long-term debt, less amounts due currently — Bondco	282	310

Total long-term debt, less amounts due currently	$5,374	$5,400

(a)	Secured by first priority lien on certain transmission and distribution assets equally and ratably with all of Oncor’s other secured indebtedness. See “Deed of Trust” in Note 6 to Financial Statements in our 2012 Form 10-K for additional information.
(b)	The transition bonds are nonrecourse to Oncor and were issued to securitize a regulatory asset.

Debt-Related Activity in 2013

Debt Repayments

Repayments of long-term debt in the three months ended March 31, 2013 totaled $27 million and represent transition bond principal payments at scheduled maturity dates.

Fair Value of Long-Term Debt

At March 31, 2013 and December 31, 2012, the estimated fair value of our long-term debt (including current maturities) totaled $6.565 billion and $6.568 billion, respectively, and the carrying amount totaled $5.500 billion and $5.525 billion, respectively. The fair value is estimated based upon the market value as determined by quoted market prices, representing Level 1 valuations under accounting standards related to the determination of fair value.

6. LONG-TERM DEBT

At December 31, 2012 and 2011, our long-term debt consisted of the following:

	December 31,
	2012	2011
Oncor (a):
6.375% Fixed Senior Notes due May 1, 2012	$—	$376
5.950% Fixed Senior Notes due September 1, 2013	—	524
6.375% Fixed Senior Notes due January 15, 2015	500	500
5.000% Fixed Senior Notes due September 30, 2017	324	324
6.800% Fixed Senior Notes due September 1, 2018	550	550
5.750% Fixed Senior Notes due September 30, 2020	126	126
4.100% Fixed Senior Notes due June 1, 2022	400	—
7.000% Fixed Debentures due September 1, 2022	800	800
7.000% Fixed Senior Notes due May 1, 2032	500	500
7.250% Fixed Senior Notes due January 15, 2033	350	350
7.500% Fixed Senior Notes due September 1, 2038	300	300
5.250% Fixed Senior Notes due September 30, 2040	475	475
4.550% Fixed Senior Notes due December 1, 2041	300	300
5.300% Fixed Senior Notes due June 1, 2042	500	—
Unamortized discount	(35)	(38)
Less amounts due currently	—	(376)

Total Oncor	5,090	4,711

Oncor Electric Delivery Transition Bond Company LLC (b):
4.950% Fixed Series 2003 Bonds due in semiannual installments through February 15, 2013	10	56
5.420% Fixed Series 2003 Bonds due in semiannual installments through August 15, 2015 (c)	145	145
4.810% Fixed Series 2004 Bonds due in semiannual installments through November 15, 2012	—	63
5.290% Fixed Series 2004 Bonds due in semiannual installments through May 15, 2016	281	290
Unamortized fair value discount related to transition bonds	(1)	(3)
Less amounts due currently	(125)	(118)

Total Oncor Electric Delivery Transition Bond Company LLC	310	433

Total long-term debt	$5,400	$5,144

(a)	Secured by first priority lien on certain transmission and distribution assets equally and ratably with all of Oncor’s other secured indebtedness. See “Deed of Trust” below for additional information.
(b)	The transition bonds are nonrecourse to Oncor and were issued to securitize a regulatory asset.
(c)	Principal payments commence in February 2013.

Debt-Related Activity in 2012

Debt Repayments

Repayments of long-term debt in 2012 totaled $1.018 billion and represented $376 million principal amount of 6.375% senior secured notes paid at the scheduled maturity date of May 1, 2012, the redemption of $524 million principal amount of 5.950% senior secured notes due September 1, 2013 (2013 Notes) as discussed below and $118 million principal amount of transition bonds paid at scheduled maturity dates.

In June 2012, pursuant to the terms of the indenture and officer’s certificate governing the 2013 Notes, we redeemed all of the 2013 Notes. We paid a redemption price equal to 100% of the principal amount of the 2013 Notes plus a make-whole amount of $33 million. For accounting purposes, the make-whole amount has been deferred as a regulatory asset and will be amortized to interest expense until September 1, 2013, the original maturity date of the 2013 Notes (see Note 4).

Issuance of New Senior Secured Notes

In May 2012, we issued $400 million aggregate principal amount of 4.100% senior secured notes maturing in June 2022 (2022 Notes) and $500 million aggregate principal amount of 5.300% senior secured notes maturing in June 2042 (2042 Notes, and collectively with the 2022 Notes, the Notes). We used the proceeds (net of the initial purchasers’ discount, fees and expenses) of approximately $890 million from the sale of the Notes to repay borrowings under our revolving credit facility, redeem the 2013 Notes (as discussed above) and for other general corporate purposes. The Notes are secured equally and ratably with all of our other secured indebtedness pursuant to the Deed of Trust by a first priority lien on property acquired or constructed for the transmission and distribution of electricity.

Interest on the Notes is payable in cash semiannually in arrears on June 1 and December 1 of each year, beginning on December 1, 2012. We may at our option at any time and from time to time redeem all or part of the Notes at a price equal to 100% of their principal amount, plus accrued and unpaid interest and a make-whole premium. The Notes also contain customary events of default, including failure to pay principal or interest on the Notes when due.

The Notes were issued in a private placement, and in August 2012 we offered holders of the Notes the opportunity to exchange their respective Notes for notes that have terms identical in all material respects to the Notes (Exchange Notes), except that the Exchange Notes do not contain terms with respect to transfer restrictions, registration rights and payment of additional interest for failure to observe certain obligations in a certain registration rights agreement. The Exchange Notes were registered on a Form S-4, which was declared effective in July 2012.

Deed of Trust

Our secured indebtedness, including the 2022 and 2042 Notes described above and the revolving credit facility described in Note 5, are secured equally and ratably by a first priority lien on property we acquired or constructed for the transmission and distribution of electricity. The property is mortgaged under the Deed of Trust. The Deed of Trust permits us to secure indebtedness (including borrowings under our revolving credit facility) with the lien of the Deed of Trust up to the aggregate of (i) the amount of available bond credits, and (ii) 85% of the lower of the fair value or cost of certain property additions that could be certified to the Deed of Trust collateral agent. At December 31, 2012, the amount of available bond credits was approximately $2.2 billion and the amount of future debt we could secure with property additions, subject to those property additions being certified to the Deed of Trust collateral agent, was $731 million.

Debt-Related Activity in 2011

Debt Repayments

Repayments of long-term debt in 2011 totaled $113 million and represented transition bond principal payments at scheduled maturity dates.

Interest Rate Hedge Transaction

In August 2011, we entered into an interest rate hedge transaction hedging the variability of treasury bond rates used to determine interest rates on an anticipated issuance of senior secured notes (see below for information regarding the debt issuance). The hedges were terminated in November 2011 upon the issuance of the senior secured notes. In 2011, we recognized the $46 million ($29 million after tax) loss related to the fair value of the hedge transaction in other comprehensive income, which is expected to be reclassified into net income over the life of the senior secured notes issued, which mature in 2041.

Issuance of New Senior Secured Notes

In November 2011, we issued $300 million aggregate principal amount of 4.550% senior secured notes maturing in December 2041 (2041 Notes). We used the net proceeds of approximately $297 million from the sale of the notes to repay borrowings under our revolving credit facility, including loans under the revolving credit facility and for general corporate purposes. The notes are secured by the first priority lien described below, and are secured equally and ratably with all of our other secured indebtedness.

Interest on the 2041 Notes is payable in cash semiannually in arrears on June 1 and December 1 of each year, beginning on June 1, 2012. We may at our option redeem the notes, in whole or in part, at any time, at a price equal to 100% of their principal amount, plus accrued and unpaid interest and a “make-whole” premium. The notes also contain customary events of default, including failure to pay principal or interest on the notes when due.

The 2041 Notes were issued in a private placement, and in August 2012 we offered holders of the 2041 Notes the opportunity to exchange their respective 2041 Notes for notes that have terms identical in all material respects to the 2041 Notes (2041 Exchange Notes), except that the 2041 Exchange Notes do not contain terms with respect to transfer restrictions, registration rights and payment of additional interest for failure to observe certain obligations in a certain registration rights agreement. The 2041 Exchange Notes were registered on a Form S-4, which was declared effective in July 2012.

Maturities

Long-term debt maturities at December 31, 2012, are as follows:

Year	Amount
2013	$125
2014	131
2015	639
2016	41
2017	324
Thereafter	4,301
Unamortized fair value discount	(1)
Unamortized discount	(35)

Total	$5,525

Fair Value of Long-Term Debt

The estimated fair value of our long-term debt (including current maturities) totaled $6.568 billion and $6.705 billion at December 31, 2012 and 2011, respectively, and the carrying amount totaled $5.525 billion and $5.638 billion, respectively. The fair value is estimated based upon the market value as determined by quoted market prices, representing Level 1 valuations under accounting standards related to the determination of fair value.

COMMITMENTS AND CONTINGENCIES	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
COMMITMENTS AND CONTINGENCIES

6. COMMITMENTS AND CONTINGENCIES

We have entered into contracts that contain guarantees to unaffiliated parties that could require performance or payment under certain conditions as discussed below.

We are the lessee under various operating leases that obligate us to guarantee the residual values of the leased assets. At March 31, 2013, both the aggregate maximum amount of residual values guaranteed and the estimated residual recoveries totaled $7 million. These leased assets consist primarily of vehicles used in distribution activities. The average life of the residual value guarantees under the lease portfolio is approximately 1.8 years.

For the purpose of obtaining greater access to materials, we previously guaranteed the repayment of borrowings under a nonaffiliated party’s $7 million credit facility. The facility, which matured on March 31, 2013, was not extended. At March 31, 2013, the nonaffiliated party had no borrowings under the facility.

We are involved in various legal and administrative proceedings in the normal course of business, the ultimate resolution of which, in the opinion of management, should not have a material effect upon our financial position, results of operations or cash flows. See Note 7 to Financial Statements in our 2012 Form 10-K for additional information regarding our legal and regulatory proceedings.

7. COMMITMENTS AND CONTINGENCIES

Leases

At December 31, 2012, our future minimum lease payments under operating leases (with initial or remaining noncancelable lease terms in excess of one year) were as follows:

Year	Amount
2013	$7
2014	5
2015	4
2016	3
2017	1
Thereafter	—

Total future minimum lease payments	$20

Rent charged to operation and maintenance expense totaled $15 million for each of the years ended December 31, 2012, 2011 and 2010.

Capital Expenditures

We and Texas Holdings agreed with major interested parties to the terms of a stipulation that was approved by the PUCT in 2008 as discussed in Note 2. As one of the provisions of this stipulation, we committed to minimum capital spending of $3.6 billion over the five-year period ending December 31, 2012, subject to certain defined conditions. At December 31, 2012, we had satisfied this spending commitment. These expenditures did not include the CREZ facilities.

Efficiency Spending

We are required to annually invest in programs designed to improve customer electricity demand efficiencies to satisfy ongoing regulatory requirements. The 2013 requirement is $62 million.

Guarantees

We have entered into contracts that contain guarantees to unaffiliated parties that could require performance or payment under certain conditions as discussed below.

We are the lessee under various operating leases that obligate us to guarantee the residual values of the leased assets. At December 31, 2012, both the aggregate maximum amount of residual values guaranteed and the estimated residual recoveries totaled $7 million. These leased assets consist primarily of vehicles used in distribution activities. The average life of the residual value guarantees under the lease portfolio is approximately 1.7 years.

For the purpose of obtaining greater access to materials, we have guaranteed the repayment of borrowings under a nonaffiliated party’s $7 million credit facility maturing on March 31, 2013. The nonaffiliated party’s borrowings under the credit facility are limited to inventory produced solely to satisfy the terms of a contract with us. We would be entitled to the related inventory upon repayment of the credit facility (or payment to the nonaffiliated party). At December 31, 2012, the nonaffiliated party had borrowings of $4 million under the facility.

Legal/Regulatory Proceedings

In October 2010, the PUCT established Docket No. 38780 for the remand of Docket No. 20381, the 1999 wholesale transmission charge matrix case. A joint settlement agreement was entered into effective October 6, 2003. This settlement resolves disputes regarding wholesale transmission pricing and charges for the period of January 1997 through August 1999, the period prior to the September 1, 1999 effective date of the legislation that authorized 100% postage stamp pricing for ERCOT wholesale transmission. After a series of appeals became final, the 1999 matrix docket was remanded to the PUCT to address two additional issues.

The first issue is the wholesale transmission transition mechanism for the period of September 1999 through December 1999. The disputed issue is whether the PUCT should have allowed the transition mechanism to continue for the last four months of 1999. The appealing parties (Texas Municipal Power Agency, the City of Denton, the City of Garland and GEUS (formerly known as Greenville Electric Utility System)) argued that the transition mechanism was not authorized in the September 1, 1999 100% postage stamp pricing legislation. Our transmission deficit position was mitigated by approximately $8 million in the last four months of 1999 through the transition mechanism. In October 2011, certain parties filed a proposed settlement of this issue, subject to PUCT approval, in which we would pay approximately $9 million including interest through October 9, 2003. The PUCT approved the settlement in January 2012. No appeals were filed prior to the appeals deadline, and the PUCT order became final in February 2012. We made the payment in accordance with the settlement in February 2012. In November 2012, the PUCT gave its final approval of the TCRF application allowing us recovery of the $9 million settlement payment through TCRF billings during the period of September 2012 through February 2013.

The second issue is the San Antonio City Public Service Board’s (CPSB) claim that the PUCT did not have the authority to reduce CPSB’s requested TCOS revenue requirement. CPSB’s initial TCOS rate was in effect from 1997 through 2000. Since the period of January 1997 through August 1999 is incorporated in the joint settlement, CPSB’s remaining claim is for the period of September 1999 through December 2000. In January 2011, CPSB made a filing with the PUCT (PUCT Docket No. 39068), seeking an additional $22 million of TCOS revenue, including interest, for the 16-month period, of which we would be responsible for approximately $11 million. In late 2011, we intervened in the proceeding and, along with several other parties, filed motions to dismiss CPSB’s request. In January 2012, the PUCT upheld an administrative law judge’s earlier decision to dismiss CPSB’s request. No appeals were filed prior to the appeals deadline, and the PUCT order became final in February 2012.

We are involved in other various legal and administrative proceedings in the normal course of business, the ultimate resolution of which, in the opinion of management, should not have a material effect upon our financial position, results of operations or cash flows.

Labor Contracts

Certain of our employees are represented by a labor union and covered by a collective bargaining agreement with an expiration date of October 25, 2013.

Environmental Contingencies

We must comply with environmental laws and regulations applicable to the handling and disposal of hazardous waste. We are in compliance with all current laws and regulations; however, the impact, if any, of changes to existing regulations or the implementation of new regulations is not determinable. The costs to comply with environmental regulations can be significantly affected by the following external events or conditions:

•	changes to existing state or federal regulation by governmental authorities having jurisdiction over control of toxic substances and hazardous and solid wastes, and other environmental matters, and

•	the identification of additional sites requiring clean-up or the filing of other complaints in which we may be asserted to be a potential responsible party.

MEMBERSHIP INTERESTS	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
MEMBERSHIP INTERESTS

7. MEMBERSHIP INTERESTS

Cash Distributions

On May 1, 2013, our board of directors declared a cash distribution of $70 million, which will be paid to our members on May 2, 2013. In February 2013, our board of directors declared, and we paid a cash distribution of $50 million to our members.

Distributions are limited by our required regulatory capital structure to be at or below the assumed debt-to-equity ratio established periodically by the PUCT for ratemaking purposes, which is currently set at 60% debt to 40% equity. At March 31, 2013, our regulatory capitalization ratio was 58.6% debt and 41.4% equity. The PUCT has the authority to determine what types of debt and equity are included in a utility’s debt-to-equity ratio. For purposes of this ratio, debt is calculated as long-term debt plus unamortized gains on reacquired debt less unamortized issuance expenses, premiums and losses on reacquired debt. The debt calculation excludes transition bonds issued by Bondco. Equity is calculated as membership interests determined in accordance with US GAAP, excluding the effects of purchase accounting (which included recording the initial goodwill and fair value adjustments and the subsequent related impairments and amortization). At March 31, 2013, $196 million was available for distribution to our members under the capital structure restriction.

Membership Interests

At March 31, 2013, our ownership was as follows: 80.03% held by Oncor Holdings and indirectly by EFH Corp., 19.75% held by Texas Transmission and 0.22% held indirectly by certain members of our management team and board of directors.

The following tables present the changes to membership interests during the three months ended March 31, 2013 and 2012:

	Capital Accounts	Accumulated Other Comprehensive Income (Loss)	Total Membership Interests
Balance at December 31, 2012	$7,335	$(31)	$7,304
Net income	87	—	87
Distributions	(50)	—	(50)
Net effects of cash flow hedges (net of tax)	—	1	1
Defined benefit pension plans (net of tax)	—	(1)	(1)

Balance at March 31, 2013	$7,372	$(31)	$7,341

	Capital Accounts	Accumulated Other Comprehensive Income (Loss)	Total Membership Interests
Balance at December 31, 2011	$7,212	$(31)	$7,181
Net income	75	—	75
Distributions	(45)	—	(45)
Net effects of cash flow hedges (net of tax)	—	1	1

Balance at March 31, 2012	$7,242	$(30)	$7,212

Accumulated Other Comprehensive Income (Loss)

The following table presents the changes to accumulated other comprehensive income (loss) for the three months ended March 31, 2013.

	Cash Flow Hedges – Interest Rate Swap	Defined Benefit Pension and OPEB Plans	Accumulated Other Comprehensive Income (Loss)
Balance at December 31, 2012	$(28)	$(3)	$(31)
Defined benefit pension plans (net of tax) Amounts reclassified from accumulated other comprehensive income (loss) and reported in:	—	(1)	(1)
Interest expense and related charges	1	—	1

Total amount reclassified from accumulated other comprehensive income (loss) during the period	1	—	1

Balance at March 31, 2013	$(27)	$(4)	$(31)

8. MEMBERSHIP INTERESTS

On February 13, 2013, our board of directors declared a cash distribution of $50 million, which was paid to our members on February 15, 2013.

During 2012, our board of directors declared, and we paid, the following cash distributions to our members:

Declaration Date	Payment Date	Amount
October 24, 2012	October 30, 2012	$70
July 25, 2012	July 31, 2012	$50
April 25, 2012	May 1, 2012	$60
February 14, 2012	February 21, 2012	$45

During 2011, our board of directors declared, and we paid, the following cash distributions to our members:

Declaration Date	Payment Date	Amount
October 25, 2011	October 26, 2011	$65
July 27, 2011	July 28, 2011	$40
April 27, 2011	April 28, 2011	$20
February 15, 2011	February 16, 2011	$20

Until December 31, 2012, distributions were limited to our cumulative net income and regulatory capital structure restrictions. Effective January 1, 2013, distributions are limited only to the extent we maintain a required regulatory capital structure as discussed below.

Distributions continue to be limited by our required regulatory capital structure to be at or below the assumed debt-to-equity ratio established periodically by the PUCT for ratemaking purposes, which is currently set at 60% debt to 40% equity. At December 31, 2012, our regulatory capitalization ratio was 58.8% debt and 41.2% equity. The PUCT has the authority to determine what types of debt and equity are included in a utility’s debt-to-equity ratio. For purposes of this ratio, debt is calculated as long-term debt plus unamortized gains on reacquired debt less unamortized issuance expenses, premiums and losses on reacquired debt. The debt calculation excludes transition bonds issued by Bondco. Equity is calculated as membership interests determined in accordance with US GAAP, excluding the effects of purchase accounting (which included recording the initial goodwill and fair value adjustments and the subsequent related impairments and amortization). At December 31, 2012, $167 million was available for distribution to our members under the capital structure restriction.

For the period beginning October 11, 2007 and ending December 31, 2012, our cash distributions (other than distributions of the proceeds of any issuance of limited liability company units) were limited by the Limited Liability Company Agreement and a stipulation agreement with the PUCT to an amount not to exceed our cumulative net income determined in accordance with US GAAP, as adjusted by applicable orders of the PUCT. Adjustments consisted of the removal of noncash impacts of purchase accounting and deducting two specific cash commitments. The noncash impacts consisted of removing the effect of an $860 million goodwill impairment charge in 2008 and the cumulative amount of net accretion of fair value adjustments. The two specific cash commitments were the $72 million ($46 million after tax) one-time refund to customers in September 2008 and the funds spent as part of the $100 million commitment for additional energy efficiency initiatives that was completed in 2012. See Note 2 for additional information regarding the two cash commitments. At December 31, 2012, $420 million of membership interests was available for distribution under the cumulative net income restriction. However, as discussed above, this restriction is no longer applicable.

PENSION AND OTHER POSTRETIREMENT EMPLOYEE BENEFITS (OPEB) PLANS	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
PENSION AND OTHER POSTRETIREMENT EMPLOYEE BENEFITS (OPEB) PLANS

8. PENSION AND OTHER POSTRETIREMENT EMPLOYEE BENEFITS (OPEB) PLANS

We participate in two defined pension plans, the Oncor Retirement Plan and the EFH Retirement Plan, and also participate with EFH Corp. and other subsidiaries of EFH Corp. to offer certain health care and life insurance benefits to eligible employees and their eligible dependents upon the retirement of such employees. We also have supplemental pension plans for certain employees whose retirement benefits cannot be fully earned under the qualified retirement plans. See Note 9 to Financial Statements in our 2012 Form 10-K for additional information regarding our pension plans and the OPEB Plan.

Our net costs related to pension plans and the OPEB Plan for the three months ended March 31, 2013 and 2012 were comprised of the following:

	Three Months Ended March 31,
	2013	2012
Components of net pension costs:
Service cost	$6	$5
Interest cost	31	27
Expected return on assets	(30)	(26)
Amortization of net loss	17	19

Net pension costs	24	25

Components of net OPEB costs:
Service cost	1	1
Interest cost	10	10
Expected return on assets	(3)	(3)
Amortization of prior service costs	(5)	(5)
Amortization of net loss	6	3

Net OPEB costs	9	6

Total net pension and OPEB costs	33	31
Less amounts deferred principally as property or a regulatory asset	(24)	(22)

Net amounts recognized as expense	$9	$9

The discount rates reflected in net pension and OPEB costs in 2013 are 4.10%, 4.30% and 4.10% for the Oncor Retirement Plan, the EFH Retirement Plan and the OPEB Plan, respectively. The expected return on pension and OPEB plan assets reflected in the 2013 cost amounts are 6.16%, 5.40% and 6.70% for the Oncor Retirement Plan, the EFH Retirement Plan and the OPEB Plan, respectively.

We made cash contributions to the pension plans and OPEB Plan of $6 million and $3 million, respectively, during the three months ended March 31, 2013, and we expect to make additional cash contributions of $4 million and $9 million, respectively, during the remainder of 2013.

9. PENSION AND OTHER POSTRETIREMENT EMPLOYEE BENEFITS (OPEB) PLANS

Regulatory Recovery of Pension and OPEB Costs

PURA provides for our recovery of pension and OPEB costs applicable to services of our active and retired employees, as well as services of other EFH Corp. active and retired employees prior to the deregulation and disaggregation of EFH Corp.’s electric utility businesses effective January 1, 2002 (recoverable service). Accordingly, we entered into an agreement with EFH Corp. whereby we assumed responsibility for applicable pension and OPEB costs related to those personnel’s recoverable service.

We are authorized to establish a regulatory asset or liability for the difference between the amounts of pension and OPEB costs approved in current billing rates and the actual amounts that would otherwise have been recorded as charges or credits to earnings related to recoverable service. Amounts deferred are ultimately subject to regulatory approval. At December 31, 2012 and 2011, we had recorded regulatory assets totaling $1.011 billion and $884 million, respectively, related to pension and OPEB costs, including amounts related to deferred expenses as well as amounts related to unfunded liabilities that otherwise would be recorded as other comprehensive income.

In a 2012 agreement described below, we assumed primary responsibility for retirement costs related to certain non-recoverable service. Any retirement costs associated with non-recoverable service is not recoverable through rates.

Pension Plan

We participate in two defined benefit pension plans. The EFH Retirement Plan and Oncor Retirement Plan are qualified pension plans under Section 401(a) of the Internal Revenue Code of 1986, as amended (Code), and are subject to the provisions of ERISA. All benefits are funded by the participating employers. These pension plans provide benefits to participants under one of two formulas: (i) a Cash Balance Formula under which participants earn monthly contribution credits based on their compensation and a combination of their age and years of service, plus monthly interest credits or (ii) a Traditional Retirement Plan Formula based on years of service and the average earnings of the three years of highest earnings. The interest component of the Cash Balance Formula is variable and is determined using the yield on 30-year Treasury bonds. Under the Cash Balance Formula, future increases in earnings will not apply to prior service costs.

All eligible employees hired after January 1, 2001 participate under the Cash Balance Formula. Certain employees, who, prior to January 1, 2002, participated under the Traditional Retirement Plan Formula, continue their participation under that formula. It is the participating employers’ policy to fund the plans on a current basis to the extent deductible under existing federal tax regulations.

In August 2012, EFH Corp. approved certain amendments to the EFH Retirement Plan. These actions were completed in the fourth quarter of 2012, and the amendments resulted in:

•

the splitting off of assets and liabilities under the plan associated with our employees and all retirees and terminated vested participants of EFH Corp. and its subsidiaries (including discontinued businesses) to a new qualified pension plan that provides benefits identical to those provided under the EFH Retirement Plan, for which we assumed sponsorship from EFH Corp. effective January 1, 2013 (Oncor Retirement Plan);

•	maintaining assets and liabilities under the plan associated with active collective bargaining unit (union) employees of EFH Corp.’s competitive subsidiaries under the current plan;

•

the splitting off of assets and liabilities under the plan associated with all other plan participants (active nonunion employees of EFH Corp.’s competitive businesses) to a terminating plan, freezing benefits and vesting all accrued plan benefits for these participants, and

•	the termination of, distributions of benefits under, and settlement of all of EFH Corp.’s liabilities under the terminating plan.

As a result of these actions and in connection with assuming sponsorship of the Oncor Retirement Plan, we entered into an agreement with EFH Corp. to assume primary responsibility for benefits of certain participants for whom EFH Corp. bore primary funding responsibility (a closed group of retired and terminated vested plan participants not related to our regulated utility business) at December 31, 2012. As we received a corresponding amount of assets with the assumed liabilities, execution of the agreement did not have a material impact on our reported results of operations or financial condition. In the fourth quarter of 2012, EFH Corp. made cash contributions totaling $259 million to settle the terminating plan obligations and fully fund its obligations under the Oncor Retirement Plan.

We also have supplemental pension plans for certain employees whose retirement benefits cannot be fully earned under the qualified retirement plan, the information for which is included below.

In July 2012, the US Congress enacted legislation that includes, among other things, pension funding stabilization provisions. These provisions are expected to reduce required minimum pension plan contributions in the near term, but have no impact on long-term funding levels absent a sustained low interest rate environment.

OPEB Plan

We participate with EFH Corp. and other subsidiaries of EFH Corp. to offer certain health care and life insurance benefits to eligible employees and their eligible dependents upon the retirement of such employees (OPEB Plan). For employees retiring on or after January 1, 2002, the retiree contributions required for such coverage vary based on a formula depending on the retiree’s age and years of service.

Pension and OPEB Costs Recognized as Expense

The pension and OPEB amounts provided herein include our allocated amounts related to EFH Corp.’s plans based on actuarial computations and reflect our employee and retiree demographics as described above. We recognized the following net pension and OPEB costs as expense:

	Year Ended December 31,
	2012	2011	2010
Pension cost	$179	$95	$67
OPEB cost	27	74	63

Total benefit cost	206	169	130
Less amounts deferred as a regulatory asset or property or property	(169)	(132)	(93)

Net amounts recognized as expense	$37	$37	$37

We and EFH Corp. use the calculated value method to determine the market-related value of the assets held in the trust for purposes of calculating our pension costs. We and EFH Corp. include the realized and unrealized gains or losses in the market-related value of assets over a rolling four-year period. Each year, 25% of such gains and losses for the current year and for each of the preceding three years is included in the market-related value. Each year, the market-related value of assets is increased for contributions to the plan and investment income and is decreased for benefit payments and expenses for that year.

We and EFH Corp. use the fair value method to determine the market-related value of the assets held in the trust for purposes of calculating our OPEB cost.

Detailed Information Regarding Pension and OPEB Benefits

The following pension and OPEB information is based on December 31, 2012, 2011 and 2010 measurement dates:

	Pension Plans			OPEB Plan
	Year Ended December 31,			Year Ended December 31,
	2012	2011	2010	2012	2011	2010
Assumptions Used to Determine Net Periodic Pension and Benefit Cost:
Discount rate (a)	5.00%	5.50%	5.90%	4.95%	5.55%	5.90%
Expected return on plan assets	7.40%	7.70%	8.00%	6.80%	7.10%	7.60%
Rate of compensation increase	3.81%	3.74%	3.71%	—	—	—

Components of Net Pension and Benefit Cost:
Service cost	$23	$20	$19	$5	$7	$6
Interest cost	106	110	106	39	54	52
Expected return on assets	(109)	(99)	(97)	(12)	(14)	(15)
Amortization of net transition obligation	—	—	—	1	1	1
Amortization of prior service cost (credit)	—	1	1	(20)	(1)	(1)
Amortization of net loss	78	63	38	14	27	20
Settlement charges	81	—	—	—	—	—

Net periodic pension and benefit cost	179	95	67	27	74	63

Other Changes in Plan Assets and Benefit Obligations Recognized as Regulatory Assets or in Other Comprehensive Income :

Net loss (gain)	110	106	124	83	(91)	75
Prior service cost (credit)	—	—	—	—	(127)	1
Amortization of net loss	(78)	(63)	(38)	(14)	(27)	(20)
Amortization of transition obligation (asset)	—	—	—	(1)	(1)	(1)
Amortization of prior service (cost) credit	—	(1)	(1)	20	1	—
Settlement charges	(81)	—	—	—	—	—
Curtailment	(5)	—	—	—	—	—

Total recognized as regulatory assets or other comprehensive income	(54)	42	85	88	(245)	55

Total recognized in net periodic pension and benefit costs and as regulatory assets or other comprehensive income	$125	$137	$152	$115	$(171)	$118

(a)	As a result of the amendments discussed above, the discount rate reflected in net pension costs for January through July 2012 was 5.00%, for August through September 2012 was 4.15% and for October through December 2012 was 4.20%.

	Pension Plans			OPEB Plan
	Year Ended December 31,			Year Ended December 31,
	2012	2011	2010	2012	2011	2010
Assumptions Used to Determine Benefit Obligations at Period End:
Discount rate	4.10%	5.00%	5.50%	4.10%	4.95%	5.55%
Rate of compensation increase	3.94%	3.81%	3.74%	—	—	—

	Pension Plans		OPEB Plan
	Year Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
Change in Projected Benefit Obligation:
Projected benefit obligation at beginning of year	$2,215	$2,052	$809	$1,004
Service cost	23	20	5	7
Interest cost	106	110	39	54
Participant contributions	—	—	15	14
Medicare Part D reimbursement	—	—	3	5
Plan amendments	—	—	—	(127)
Settlement	(268)	—	—	—
Curtailment	(5)	—	—	—
Assumption of liabilities	860	—	6	—
Actuarial (gain) loss	198	119	94	(97)
Benefits paid	(91)	(86)	(58)	(51)

Projected benefit obligation at end of year	$3,038	$2,215	$913	$809

Accumulated benefit obligation at end of year	$2,908	$2,063	$—	$—

Change in Plan Assets:
Fair value of assets at beginning of year	$1,542	$1,341	$197	$208
Actual return (loss) on assets	199	112	25	8
Employer contributions	93	175	11	18
Settlement	(268)	—	—	—
Assets related to assumed liabilities	852	—	—	—
Participant contributions	—	—	15	14
Benefits paid	(91)	(86)	(58)	(51)

Fair value of assets at end of year	$2,327	$1,542	$190	$197

Funded Status:
Projected benefit obligation at end of year	$(3,038)	$(2,215)	$(913)	$(809)
Fair value of assets at end of year	2,327	1,542	190	197

Funded status at end of year	$(711)	$(673)	$(723)	$(612)

	Pension Plans		OPEB Plan
	Year Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
Amounts Recognized in the Balance Sheet Consist of:
Liabilities:
Other current liabilities	$(3)	$(3)	$—	$—
Other noncurrent liabilities	(708)	(670)	(723)	(612)

Net liability recognized	$(711)	$(673)	$(723)	$(612)

Regulatory assets:
Net loss	$602	$659	$247	$178
Prior service cost (credit)	—	—	(111)	(131)
Net transition obligation	—	—	—	1

Net regulatory asset recognized	$602	$659	$136	$48

Accumulated other comprehensive net loss	$3	$—	$1	$—

The following tables provide information regarding the assumed health care cost trend rates.

	Year Ended December 31,
	2012	2011
Assumed Health Care Cost Trend Rates – Not Medicare Eligible:
Health care cost trend rate assumed for next year	8.50%	9.00%
Rate to which the cost trend is expected to decline (the ultimate trend rate)	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2022	2022
Assumed Health Care Cost Trend Rates – Medicare Eligible:
Health care cost trend rate assumed for next year	7.50%	8.00%
Rate to which the cost trend is expected to decline (the ultimate trend rate)	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2022	2022

	1-Percentage Point Increase	1-Percentage Point Decrease
Sensitivity Analysis of Assumed Health Care Cost Trend Rates:
Effect on accumulated postretirement obligation	$115	$(99)
Effect on postretirement benefits cost	6	(5)

The following table provides information regarding pension plans with projected benefit obligations (PBO) and accumulated benefit obligations (ABO) in excess of the fair value of plan assets.

	At December 31,
	2012	2011
Pension Plans with PBO and ABO in Excess of Plan Assets :
Projected benefit obligations	$3,038	$2,215
Accumulated benefit obligations	2,908	2,063
Plan assets	2,327	1,542

Pension Plans and OPEB Plan Investment Strategy and Asset Allocations

Our investment objective for the retirement plans is to invest in a suitable mix of assets to meet the future benefit obligations at an acceptable level of risk, while minimizing the volatility of contributions. Equity securities are held to achieve returns in excess of passive indexes by participating in a wide range of investment opportunities. International equity securities are used to further diversify the equity portfolio and may include investments in both developed and emerging international markets. Fixed income securities include primarily corporate bonds from a diversified range of companies, US Treasuries and agency securities and money market instruments. Our investment strategy for fixed income investments is to maintain a high grade portfolio of securities, which assists us in managing the volatility and magnitude of plan contributions and expense while maintaining sufficient cash and short-term investments to pay near-term benefits and expenses.

The retirement plans’ investments are managed in two pools: one associated with the recoverable service portion of plan obligations related to our regulated utility business, and the other associated with plan obligations for the closed group of retired and terminated plan participants not related to our regulated utility business that we assumed from EFH Corp. in connection with our sponsorship of the Oncor Plan¸ as discussed above. The recoverable service portion is invested in a broadly diversified portfolio of equity and fixed income securities. The nonrecoverable service portion is invested in fixed income securities intended to fully hedge the obligations, within practical limitations.

The target asset allocation ranges of pension plan investments by asset category are as follows:

Target Allocation Ranges
	Recoverable	Nonrecoverable
Asset Category
US equities	24%-31%	—
International equities	20%-25%	—
Fixed income	45%-57%	100%

Our investment objective for the OPEB Plan primarily follows the objectives of the pension plans discussed above, while maintaining sufficient cash and short-term investments to pay near-term benefits and expenses. The actual amounts at December 31, 2012 provided below are consistent with the asset allocation targets.

Fair Value Measurement of Pension Plan Assets

At December 31, 2012 and 2011, pension plan assets measured at fair value on a recurring basis consisted of the following:

	At December 31, 2012				At December 31, 2011
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Asset Category
Interest-bearing cash	$—	$134	$—	$134	$—	$60	$—	$60
Equity securities:
US	206	95	—	301	263	54	—	317
International	280	7	—	287	152	50	—	202
Fixed income securities:
Corporate bonds (a)	—	1,319	—	1,319	—	859	—	859
US Treasuries	—	206	—	206	—	34	—	34
Other (b)	—	73	—	73	—	61	—	61
Preferred securities	—	—	7	7	—	—	9	9

Total assets	$486	$1,834	$7	$2,327	$415	$1,118	$9	$1,542

(a)	Substantially all corporate bonds are rated investment grade by a major ratings agency such as Moody’s.
(b)	Other consists primarily of US agency securities.

There was no significant change in the fair value of Level 3 assets in the periods presented.

Fair Value Measurement of OPEB Plan Assets

At December 31, 2012 and 2011, OPEB Plan assets measured at fair value on a recurring basis consisted of the following:

	At December 31, 2012				At December 31, 2011
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Asset Category
Interest-bearing cash	$—	$10	$—	$10	$—	$10	$—	$10
Equity securities:
US	49	6	—	55	52	3	—	55
International	31	—	—	31	23	3	—	26
Fixed income securities:
Corporate bonds (a)	—	42	—	42	—	54	—	54
US Treasuries	—	4	—	4	—	2	—	2
Other (b)	45	3	—	48	46	3	—	49
Preferred securities	—	—	—	—	—	—	1	1

Total assets	$125	$65	$—	$190	$121	$75	$1	$197

(a)	Substantially all corporate bonds are rated investment grade by a major ratings agency such as Moody’s.
(b)	Other consists primarily of US agency securities.

There was no significant change in the fair value of Level 3 assets in the periods presented.

Expected Long-Term Rate of Return on Assets Assumption

The retirement plans’ strategic asset allocation is determined in conjunction with the plans’ advisors and utilizes a comprehensive Asset-Liability modeling approach to evaluate potential long-term outcomes of various investment strategies. The modeling incorporates long-term rate of return assumptions for each asset class based on historical and future expected asset class returns, current market conditions, rate of inflation, current prospects for economic growth, and taking into account the diversification benefits of investing in multiple asset classes and potential benefits of employing active investment management.

Pension Plans		OPEB Plan
Asset Class	Expected Long-Term Rate of Return	Plan Type	Expected Long-Term Returns
US equity securities	7.7%	401(h) accounts	7.4%
International equity securities	9.3%	Life Insurance VEBA	6.4%
Fixed income securities	4.1%	Union VEBA	6.4%
Other	0.6%	Non-Union VEBA	3.2%

Weighted average (a)	7.4%	Weighted average	6.7%

(a)	The 2013 expected long-term rate of return for the nonregulated portion of the Oncor Retirement Plan is 4.10%.

Significant Concentrations of Risk

The plans’ investments are exposed to risks such as interest rate, capital market and credit risks. We seek to optimize return on investment consistent with levels of liquidity and investment risk which are prudent and reasonable, given prevailing capital market conditions and other factors specific to participating employers. While we recognize the importance of return, investments will be diversified in order to minimize the risk of large losses unless, under the circumstances, it is clearly prudent not to do so. There are also various restrictions and guidelines in place including limitations on types of investments allowed and portfolio weightings for certain investment securities to assist in the mitigation of the risk of large losses.

Assumed Discount Rate

We and EFH Corp. selected the assumed discount rate using the Aon Hewitt AA Above Median yield curve, which is based on corporate bond yields and at December 31, 2012 consisted of 332 corporate bonds with an average rating of AA using Moody’s, S&P and Fitch ratings.

Amortization in 2013

In 2013, amortization of the net actuarial loss and prior service cost for the defined benefit pension plans from regulatory assets into net periodic benefit cost is expected to be $70 million and less than $1 million, respectively. Amortization of the net actuarial loss and prior service credit for the OPEB Plan from regulatory assets into net periodic benefit cost is expected to be $26 million and a $20 million credit, respectively.

Pension and OPEB Plan Cash Contributions

Our contributions to the benefit plans were as follows:

	Year Ended December 31,
	2012	2011	2010
Pension plans contributions	$93	$175	$43
OPEB Plan contributions	11	18	18

Total contributions	$104	$193	$61

Our funding for the pension plans (based on the funded status at December 31, 2012) and the OPEB Plan is expected to total $10 million and $12 million, respectively in 2013 and approximately $395 million and $115 million, respectively, for the 2013 to 2017 period.

Future Benefit Payments

Estimated future benefit payments to beneficiaries are as follows:

	2013	2014	2015	2016	2017	2018-22
Pension benefits	$153	$157	$158	$164	$168	$910
OPEB	$43	$45	$48	$51	$53	$291

Thrift Plan

Our employees may participate in a qualified savings plan, the EFH Corp. Thrift Plan (Thrift Plan). This plan is a participant-directed defined contribution plan intended to qualify under Section 401(a) of the Code, and is subject to the provisions of ERISA. Under the terms of the Thrift Plan, employees who do not earn more than the IRS threshold compensation limit used to determine highly compensated employees may contribute, through pre-tax salary deferrals and/or after-tax applicable payroll deductions, the lesser of 75% of their regular salary or wages or the maximum amount permitted under law. Employees who earn more than such threshold may contribute from 1% to 16% of their regular salary or wages. Employer matching contributions are also made in an amount equal to 100% of the first 6% of employee contributions for employees who are covered under the Cash Balance Formula of the Oncor Retirement Plan, and 75% of the first 6% of employee contributions for employees who are covered under the Traditional Retirement Plan Formula of the Oncor Retirement Plan. Employer matching contributions are made in cash and may be allocated by participants to any of the plan’s investment options. Our contributions to the Thrift Plan totaled $12 million, $12 million and $11 million for the years ended December 31, 2012, 2011 and 2010, respectively.

RELATED-PARTY TRANSACTIONS	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
RELATED-PARTY TRANSACTIONS

9. RELATED–PARTY TRANSACTIONS

The following represent our significant related-party transactions:

•

We record revenue from TCEH, principally for electricity delivery fees, which totaled $225 million and $227 million for the three months ended March 31, 2013 and 2012, respectively. The fees are based on rates regulated by the PUCT that apply to all REPs. These revenues included less than $1 million for each of the three-month periods ended March 31, 2013 and 2012 pursuant to a transformer maintenance agreement with TCEH. The balance sheets at March 31, 2013 and December 31, 2012 reflect receivables from affiliates totaling $121 million and $53 million, respectively, primarily consisting of trade receivables from TCEH related to these electricity delivery fees. Trade accounts receivable from TCEH at December 31, 2012 reflects timing of payments in 2012.

•

Prior to August 2012, we recognized interest income from TCEH under an agreement related to our generation-related regulatory assets, which have been securitized through the issuance of transition bonds by Bondco. This interest income, which served to offset our interest expense on the transition bonds, totaled $7 million for the three months ended March 31, 2012. Also prior to August 2012, we received reimbursement under a note receivable from TCEH for incremental amounts payable related to income taxes as a result of delivery fee surcharges related to the transition bonds. Amounts received under the note receivable for the three months ended March 31, 2012 totaled $10 million. See Note 11 to Financial Statements in our 2012 Form 10-K for additional information regarding the sale to EFIH of the agreement and related future interest reimbursements as well as the note receivable from TCEH.

•

EFH Corp. subsidiaries charge us for certain administrative services at cost. We also charge each other for shared facilities at cost. These net costs, which are primarily reported in operation and maintenance expenses, totaled $8 million and $7 million for the three months ended March 31, 2013 and 2012, respectively.

•

Under Texas regulatory provisions, the trust fund for decommissioning TCEH’s Comanche Peak nuclear generation facility is funded by a delivery fee surcharge we collect from REPs and remit monthly to TCEH. Delivery fee surcharges totaled $4 million for each of the three-month periods ended March 31, 2013 and 2012. Our sole obligation with regard to nuclear decommissioning is as the collection agent of funds charged to ratepayers for nuclear decommissioning activities. If, at the time of decommissioning, actual decommissioning costs exceed available trust funds, we would not be obligated to pay any shortfalls but would be required to collect any rates approved by the PUCT to recover any additional decommissioning costs. Further, if there were to be a surplus when decommissioning is complete, such surplus would be returned to ratepayers under terms prescribed by the PUCT.

•

We are not a member of EFH Corp.’s consolidated tax group, but EFH Corp.’s consolidated federal income tax return includes EFH Corp.’s portion of our results due to EFH Corp.’s equity ownership in us. Under the terms of a tax sharing agreement among us, Oncor Holdings, Texas Transmission, Investment LLC and EFH Corp., we are generally obligated to make payments to Texas Transmission, Investment LLC and EFH Corp., pro rata in accordance with their respective membership interests, in an aggregate amount that is substantially equal to the amount of federal income taxes that we would have been required to pay if we were filing our own corporate income tax return. EFH Corp. also includes our results in its consolidated Texas state margin tax payments, which are accounted for as income taxes and calculated as if we were filing our own return. See discussion in Note 1 to Financial Statements in our 2012 Form 10-K under “Income Taxes.” Under the “in lieu of” tax concept, all in lieu of tax assets and tax liabilities represent amounts that will eventually be settled with our members. At March 31, 2013, we had amounts payable to members under the agreement totaling $10 million ($8 million to EFH Corp. and $2 million to Texas Transmission and Investment LLC) and a current state income tax payable to EFH Corp. of $27 million, which are reported as amounts payable to members related to income taxes of $37 million. At December 31, 2012, we had a current state income tax payable to EFH Corp. under the agreement of $22 million, which is reported as amounts payable to members related to income taxes. No income tax payments were made to or received from members in the three months ended March 31, 2013 and 2012.

•

Our PUCT-approved tariffs include requirements to assure adequate credit worthiness of any REP to support the REP’s obligation to collect transition bond-related charges on behalf of Bondco. Under these tariffs, as a result of TCEH’s credit rating being below investment grade, TCEH is required to post collateral support in an amount equal to estimated transition charges over specified time periods. Accordingly, at March 31, 2013 and December 31, 2012, TCEH had posted letters of credit in the amount of $10 million and $11 million, respectively, for our benefit.

•

Affiliates of the Sponsor Group have, and from time-to-time may in the future (1) sell, acquire or participate in the offerings of our debt or debt securities in open market transactions or through loan syndications, and (2) perform various financial advisory, dealer, commercial banking and investment banking services for us and certain of our affiliates for which they have received or will receive customary fees and expenses.

See Notes 7 and 8 for information regarding distributions to members and our participation in EFH Corp. pension and OPEB plans, respectively.

11. RELATED-PARTY TRANSACTIONS

The following represent our significant related-party transactions:

•

We record revenue from TCEH, principally for electricity delivery fees, which totaled $1.0 billion for each of the years ended December 31, 2012 and 2011 and $1.1 billion for the year December 31, 2010. The fees are based on rates regulated by the PUCT that apply to all REPs. These revenues included approximately $2 million for each of the years ended December 31, 2012, 2011 and 2010 pursuant to a transformer maintenance agreement with TCEH. The balance sheets at December 31, 2012 and 2011 reflect receivables from affiliates totaling $53 million and $138 million, respectively, primarily consisting of trade receivables from TCEH related to these electricity delivery fees.

•

We recognized interest income from TCEH under an agreement related to our generation-related regulatory assets, which have been securitized through the issuance of transition bonds by Bondco. The interest income, which served to offset our interest expense on the transition bonds, totaled $16 million, $32 million and $37 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Incremental amounts payable related to income taxes as a result of delivery fee surcharges to customers related to transition bonds were reimbursed by TCEH. Prior to the August 2012 sale to EFIH disclosed below, our financial statements reflected a note receivable from TCEH that totaled $179 million ($41 million reported as current in trade accounts and other receivables from affiliates) at December 31, 2011 related to these income taxes.

In August 2012, we sold to EFIH all future interest reimbursements and the remaining $159 million obligation under the note with TCEH. As a result, EFIH paid, and we received, an aggregate $159 million for the agreements. The sale of the related-party agreements was reported as a $2 million (after tax) decrease in total membership interests in 2012 in accordance with accounting rules for related-party matters.

•

EFH Corp. subsidiaries charge us for certain administrative services. We also charge each other for shared facilities at cost. These net costs, which are primarily reported in operation and maintenance expenses, totaled $35 million, $38 million and $40 million for the years ended December 31, 2012, 2011 and 2010, respectively.

•

Under Texas regulatory provisions, the trust fund for decommissioning TCEH’s Comanche Peak nuclear generation facility is funded by a delivery fee surcharge we collect from REPs and remit monthly to TCEH. Delivery fee surcharges totaled $16 million, $17 million and $16 million for the years ended December 31, 2012, 2011 and 2010, respectively. Our sole obligation with regard to nuclear decommissioning is as the collection agent of funds charged to ratepayers for nuclear decommissioning activities. If, at the time of decommissioning, actual decommissioning costs exceed available trust funds, we would not be obligated to pay any shortfalls but would be required to collect any rates approved by the PUCT to recover any additional decommissioning costs. Further, if there were to be a surplus when decommissioning is complete, such surplus would be returned to ratepayers under terms prescribed by the PUCT.

Prior to 2012, we reflected the difference between the trust fund assets and the decommissioning liability (both reported on TCEH’s balance sheet) in our financial statements as a regulatory liability or asset with an offsetting receivable from or payable to TCEH (the beneficiary of the nuclear decommissioning trust). However, amounts associated with nuclear decommissioning activities were not included in our net income or accumulated other comprehensive income. During 2012, we determined that due to our role as the collection agent of funds, the recording of a regulatory liability or asset in our financial statements was an error. As such, the balance sheet at December 31, 2011 has been restated to remove both the $225 million receivable from TCEH related to the Comanche Peak nuclear plant decommissioning and the associated regulatory liability of $225 million. This restatement reduced the receivable from TCEH to zero and increased regulatory assets by $225 million. This error did not have a material impact on our reported results of operations, cash flows or financial condition.

•

We have a 19.5% limited partnership interest, with a carrying value of less than $1 million at December 31, 2012 and 2011, in an EFH Corp. subsidiary holding principally software-related assets. Equity losses related to this interest are reported in other deductions and totaled less than $1 million for each of the years ended December 31, 2012 and 2011, and $2 million for the year ended December 31, 2010. These losses primarily represent amortization of software assets held by the subsidiary.

•

We are not a member of EFH Corp.’s consolidated tax group, but EFH Corp.’s consolidated federal income tax return includes EFH Corp.’s portion of our results due to EFH Corp.’s equity ownership in us. Under the terms of a tax sharing agreement among us, Oncor Holdings, Texas Transmission, Investment LLC and EFH Corp., we are generally obligated to make payments to Texas Transmission, Investment LLC and EFH Corp., pro rata in accordance with their respective membership interests, in an aggregate amount that is substantially equal to the amount of federal income taxes that we would have been required to pay if we were filing our own corporate income tax return. EFH Corp. also includes our results in its consolidated Texas state margin tax payments, which are accounted for as income taxes and calculated as if we were filing our own return. See discussion in Note 1 to Financial Statements under “Income Taxes.” Under the “in lieu of” tax concept, all in lieu of tax assets and tax liabilities represent amounts that will eventually be settled with our members. At December 31, 2012, we had a current state income tax payable to EFH Corp. under the agreement of $22 million, which was reported as a net current tax payable to members. At December 31, 2011, we had federal income tax-related amounts receivable from members under the agreement totaling $27 million ($22 million from EFH Corp. and $5 million from Texas Transmission and Investment LLC) and a current state income tax payable to EFH Corp. of $22 million, which was reported as a net current tax receivable from members of $5 million. We have recorded liabilities in lieu of deferred income taxes of $2.180 billion and $2.018 billion and for uncertain tax positions of $169 million and $147 million as of December 31, 2012 and 2011, respectively. On a net basis, we received income tax refunds from members of $2 million (including $5 million in refunds from members other than EFH Corp. and $2 million paid to EFH Corp.) in the year ended December 31, 2012. We received income tax refunds from members totaling $114 million (including $25 million in federal income tax-related refunds from members other than EFH Corp.) in the year ended December 31, 2011.

•

Our PUCT-approved tariffs include requirements to assure adequate credit worthiness of any REP to support the REP’s obligation to collect transition bond-related charges on behalf of Bondco. Under these tariffs, as a result of TCEH’s credit rating being below investment grade, TCEH is required to post collateral support in an amount equal to estimated transition charges over specified time periods. Accordingly, at December 31, 2012 and 2011, TCEH had posted letters of credit in the amount of $11 million and $12 million, respectively, for our benefit.

•

In connection with assuming sponsorship of the Oncor Retirement Plan, we entered into an agreement with EFH Corp. to assume primary responsibility for retirement benefits of a closed group of retired and terminated vested retirement plan participants not related to our regulated utility business. As the Oncor Retirement Plan received an amount of plan assets equal to the liabilities we assumed for those participants, execution of the agreement did not have a material impact on our reported results of operations or financial condition. See Note 9 for further information regarding funding for the pension plans.

•

Affiliates of the Sponsor Group have, and from time-to-time may in the future (1) sell, acquire or participate in the offerings of our debt or debt securities in open market transactions or through loan syndications, and (2) perform various financial advisory, dealer, commercial banking and investment banking services for us and certain of our affiliates for which they have received or will receive customary fees and expenses.

See Notes 3, 8 and 9 for information regarding the tax sharing agreement, distributions to members and the allocation of EFH Corp.’s pension and OPEB costs, respectively.

SUPPLEMENTARY FINANCIAL INFORMATION	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
SUPPLEMENTARY FINANCIAL INFORMATION

10. SUPPLEMENTARY FINANCIAL INFORMATION

Major Customers

Revenues from TCEH represented 28% and 29% of our reported total operating revenues for the three months ended March 31, 2013 and 2012, respectively. Revenues from REP subsidiaries of a nonaffiliated entity collectively represented 16% and 15% of our reported total operating revenues for the three months ended March 31, 2013 and 2012, respectively. No other customer represented 10% or more of total operating revenues.

Other Income and Deductions

	Three Months Ended March 31,
	2013	2012
Other income:
Accretion of fair value adjustment (discount) to regulatory assets due to purchase accounting	$5	$6
Other	—	1

Total other income	$5	$7

Other deductions:
Professional fees	$2	$1
Other	2	—

Total other deductions	$4	$1

Interest Expense and Related Charges

	Three Months Ended March 31,
	2013	2012
Interest expense	$89	$92
Amortization of debt issuance costs and discounts	7	1
Allowance for funds used during construction – capitalized interest portion	(2)	(2)

Total interest expense and related charges	$94	$91

Restricted Cash

All restricted cash amounts reported on our balance sheet at March 31, 2013 and December 31, 2012 relate to the transition bonds.

Trade Accounts Receivable

Trade accounts receivable reported on our balance sheet consisted of the following:

	At March 31, 2013	At December 31, 2012
Gross trade accounts receivable	$477	$395
Trade accounts receivable from TCEH	(123)	(55)
Allowance for uncollectible accounts	(2)	(2)

Trade accounts receivable from nonaffiliates – net	$352	$338

Gross trade accounts receivable at March 31, 2013 and December 31, 2012 included unbilled revenues of $120 million and $147 million, respectively. At March 31, 2013 and December 31, 2012, REP subsidiaries of a nonaffiliated entity collectively represented approximately 11% and 12% of the nonaffiliated trade accounts receivable amount, respectively. Trade accounts receivable from TCEH at December 31, 2012 reflects timing of payments in 2012.

Investments and Other Property

Investments and other property reported on our balance sheet consisted of the following:

	At March 31, 2013	At December 31, 2012
Assets related to employee benefit plans, including employee savings programs, net of distributions	$82	$80
Land	2	3

Total investments and other property	$84	$83

Property, Plant and Equipment

Property, plant and equipment reported on our balance sheet consisted of the following:

	At March 31, 2013	At December 31, 2012
Total assets in service	$16,189	$16,083
Less accumulated depreciation	5,519	5,407

Net of accumulated depreciation	10,670	10,676
Construction work in progress	819	627
Held for future use	15	15

Property, plant and equipment – net	$11,504	$11,318

Intangible Assets

Intangible assets (other than goodwill) reported on our balance sheet consisted of the following:

	At March 31, 2013			At December 31, 2012
	Gross			Gross
	Carrying	Accumulated		Carrying	Accumulated
	Amount	Amortization	Net	Amount	Amortization	Net
Identifiable intangible assets subject to amortization included in property, plant and equipment:
Land easements	$296	$80	$216	$295	$79	$216
Capitalized software	439	234	205	409	220	189

Total	$735	$314	$421	$704	$299	$405

Aggregate amortization expense for intangible assets totaled $15 million and $13 million for the three months ended March 31, 2013 and 2012, respectively. The estimated aggregate amortization expense for each of the next five fiscal years from December 31, 2012 is as follows:

Year	Amortization Expense
2013	$62
2014	60
2015	60
2016	57
2017	49

At both March 31, 2013 and December 31, 2012, goodwill totaling $4.1 billion was reported on our balance sheet. None of this goodwill is being deducted for tax purposes.

Other Noncurrent Liabilities and Deferred Credits

Other noncurrent liabilities and deferred credits reported on our balance sheet consisted of the following:

	At March 31,	At December 31,
	2013	2012
Retirement plans and other employee benefits	$1,506	$1,495
Uncertain tax positions (including accrued interest)	93	169
Other	69	58

Total other noncurrent liabilities and deferred credits	$1,668	$1,722

We have been advised by EFH Corp. that the conclusion of all issues contested from the 1997 through 2002 IRS audit will further reduce the liability for uncertain tax positions by approximately $29 million with a cash payment to EFH Corp. as required under the tax sharing agreement. Approval by the Joint Committee on Taxation is expected to be received in the second quarter of 2013.

The IRS audit for the years 2003 through 2006 was concluded in June 2011. A significant number of adjustments to the originally filed returns for such years were proposed. In March 2013, EFH Corp. and the IRS agreed on terms to resolve the disputed adjustments. In the first quarter of 2013, we adjusted the liability for uncertain tax positions to reflect the terms of the agreement, resulting in a net reduction of the liability for uncertain tax positions totaling $78 million. This reduction consisted of a $63 million reclassification to the liability in lieu of deferred income taxes and a net adjustment of $15 million ($10 million after tax), representing a reversal of accrued interest, which is reported as a decrease in provision in lieu of income taxes. Any cash income tax impact related to the conclusion of the 2003 through 2006 audit is expected to be immaterial.

Supplemental Cash Flow Information

	Three Months Ended March 31,
	2013	2012
Cash payments (receipts) related to:
Interest	$96	$135
Capitalized interest	(2)	(2)

Interest (net of amounts capitalized)	94	133

Noncash construction expenditures (a)	69	85

(a)	Represents end-of-period accruals.

12. SUPPLEMENTARY FINANCIAL INFORMATION

Variable Interest Entities

We are the primary beneficiary and consolidate a wholly-owned VIE, Bondco, which was organized for the limited purpose of issuing specific transition bonds and purchasing and owning transition property acquired from us that is pledged as collateral to secure the bonds. We act as the servicer for this entity to collect transition charges authorized by the PUCT. These funds are remitted to the trustee and used for interest and principal payments on the transition bonds and related costs.

The material assets and liabilities of Bondco are presented separately on the face of our Consolidated Balance Sheet because the assets are restricted and can only be used to settle the obligations of Bondco, and Bondco’s creditors do not have recourse to our general credit or assets.

Our maximum exposure does not exceed our equity investment in Bondco, which was $16 million at both December 31, 2012 and 2011. We did not provide any financial support to Bondco during the years ended December 31, 2012 and 2011.

Major Customers

Revenues from TCEH represented 29%, 33% and 36% of total operating revenues for the years ended December 31, 2012, 2011 and 2010, respectively. Revenues from REP subsidiaries of a nonaffiliated entity collectively represented 15% of total operating revenues for each of the years ended December 31, 2012, 2011 and 2010. No other customer represented 10% or more of total operating revenues in the years ended December 31, 2012, 2011 or 2010.

Other Income and Deductions

	Year Ended December 31,
	2012	2011	2010
Other income:
Accretion of adjustment (discount) to regulatory assets due to purchase accounting	$23	$29	$34
Net gain on sale of other properties and investments	3	1	2

Total other income	$26	$30	$36

Other deductions:
Professional fees	$3	$4	$4
Equity losses in unconsolidated affiliate (Note 11)	—	—	2
SARs early exercise (Note 10)	57	—	—
Other	4	5	2

Total other deductions	$64	$9	$8

Interest Expense and Related Charges

	Year Ended December 31,
	2012	2011	2010
Interest expense	$366	$359	$342
Amortization of fair value debt discounts resulting from purchase accounting	—	—	2
Amortization of debt issuance costs and discounts	18	3	5
Allowance for funds used during construction – capitalized interest portion	(10)	(3)	(2)

Total interest expense and related charges	$374	$359	$347

Restricted Cash

Restricted cash amounts reported on our balance sheet consisted of the following:

	At December 31, 2012		At December 31, 2011
	Current Assets	Noncurrent Assets	Current Assets	Noncurrent Assets
Customer collections related to transition bonds used only to service debt and pay expenses	$55	$—	$57	$—
Reserve for fees associated with transition bonds	—	10	—	10
Reserve for shortfalls of transition bond charges	—	6	—	6

Total restricted cash	$55	$16	$57	$16

Trade Accounts Receivable

Trade accounts receivable reported on our balance consisted of the following:

	At December 31,
	2012	2011
Gross trade accounts receivable	$395	$436
Trade accounts receivable from TCEH	(55)	(131)
Allowance for uncollectible accounts	(2)	(2)

Trade accounts receivable from nonaffiliates — net	$338	$303

Gross trade accounts receivable at December 31, 2012 and 2011 included unbilled revenues of $147 million and $127 million, respectively.

Under a PUCT rule relating to the Certification of Retail Electric Providers, write-offs of uncollectible amounts owed by REPs are deferred as a regulatory asset. Due to commitments made to the PUCT in 2007, we are not allowed to recover bad debt expense, or certain other costs and expenses, from ratepayers in the event of a default or bankruptcy by an affiliate REP.

Investments and Other Property

Investments and other property reported on our balance consisted of the following:

	At December 31,
	2012	2011
Assets related to employee benefit plans, including employee savings programs, net of distributions	$80	$70
Land	3	3

Total investments and other property	$83	$73

The majority of these assets represent cash surrender values of life insurance policies that are purchased to fund liabilities under deferred compensation plans. At December 31, 2012 and 2011, the face amount of these policies totaled $152 million and $137 million, respectively, and the net cash surrender values (determined using a Level 2 valuation technique) totaled $65 million and $46 million, respectively. Changes in cash surrender value are netted against premiums paid. Other investment assets held to satisfy deferred compensation liabilities are recorded at market value.

Property, Plant and Equipment

Property, plant and equipment reported on our balance consisted of the following:

	Composite Depreciation Rate/	At December 31,
	Avg. Life at December 31, 2012	2012	2011
Assets in service:
Distribution	4.1% / 24.5 years	$9,745	$9,486
Transmission	2.8% / 35.2 years	5,482	4,919
Other assets	9.3% / 10.8 years	856	822

Total		16,083	15,227
Less accumulated depreciation		5,407	5,203

Net of accumulated depreciation		10,676	10,024
Construction work in progress		627	530
Held for future use		15	15

Property, plant and equipment – net		$11,318	$10,569

Depreciation expense as a percent of average depreciable property approximated 3.9% for the year ended December 31, 2012 and 4.0% for each of the years ended December 31, 2011 and 2010.

Intangible Assets

Intangible assets (other than goodwill) reported on our balance sheet consisted of the following:

	At December 31, 2012			At December 31, 2011
	Gross			Gross
	Carrying	Accumulated		Carrying	Accumulated
	Amount	Amortization	Net	Amount	Amortization	Net
Identifiable intangible assets subject to amortization included in property, plant and equipment:
Land easements	$295	$79	$216	$248	$77	$171
Capitalized software	409	220	189	378	181	197

Total	$704	$299	$405	$626	$258	$368

Aggregate amortization expense for intangible assets totaled $53 million, $48 million and $39 million for the years ended December 31, 2012, 2011 and 2010, respectively. At December 31, 2012, the weighted average remaining useful lives of capitalized land easements and software were 89 years and 5 years, respectively. The estimated aggregate amortization expense for each of the next five fiscal years is as follows:

Year	Amortization Expense
2013	$56
2014	56
2015	56
2016	53
2017	45

At both December 31, 2012 and 2011, goodwill totaling $4.1 billion was reported on the balance sheet. None of this goodwill is being deducted for tax purposes. See Note 1 regarding goodwill impairment assessment and testing. In the fourth quarter of 2008, we recorded a goodwill impairment charge of $860 million, which was not deductible for income tax-related purposes.

Other Noncurrent Liabilities and Deferred Credits

Other noncurrent liabilities and deferred credits reported on our balance sheet consisted of the following:

	At December 31,
	2012	2011
Retirement plans and other employee benefits	$1,495	$1,340
Uncertain tax positions (including accrued interest)	169	147
Other	58	59

Total	$1,722	$1,546

Supplemental Cash Flow Information

	Year Ended December 31,
	2012	2011	2010
Cash payments (receipts) related to:
Interest	$378	$360	$339
Capitalized interest	(10)	(3)	(2)

Interest (net of amounts capitalized).	368	357	337

Amount in lieu of income taxes:
Federal	(23)	(134)	109
State	21	20	19

Total amount in lieu of income taxes	(2)	(114)	128

SARs early exercise	64	—	—
Noncash investing and financing activities:
Construction expenditures (a)	103	140	78
Debt exchange transactions	—	—	324

(a)	Represents end-of-period accruals.

Quarterly Information (unaudited)

Results of operations by quarter for the years ended December 31, 2012 and 2011 are summarized below. In our opinion, all adjustments (consisting of normal recurring accruals) necessary for a fair statement of such amounts have been made. Quarterly results are not necessarily indicative of a full year’s operations because of seasonal and other factors.

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2012
Operating revenues	$783	$828	$925	$792
Operating income	157	188	230	156
Net income (a)	75	107	139	28

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2011
Operating revenues	$706	$756	$897	$759
Operating income	145	173	225	150
Net income	65	92	144	66

(a)	Fourth quarter 2012 reflects a $57 million charge to expense associated with the SARs settlement (see Note 10).

INCOME TAXES	12 Months Ended
Dec. 31, 2012
INCOME TAXES

3. INCOME TAXES

The components of our reported provision (benefit) in lieu of income taxes are as follows:

	Year Ended December 31,
	2012	2011	2010
Reported in operating expenses:
Current:
US federal	$23	$(55)	$(6)
State	21	21	21
Deferred:
US federal	200	248	183
State	—	—	—
Amortization of investment tax credits	(4)	(5)	(5)

Total	240	209	193

Reported in other income and deductions:
Current:
US federal	(14)	9	11
State	—	1	1
Deferred federal	8	10	10

Total	(6)	20	22

Total provision in lieu of income taxes	$234	$229	$215

Reconciliation of provision in lieu of income taxes computed at the US federal statutory rate to provision in lieu of income taxes:

	Year Ended December 31,
	2012	2011	2010
Income before provision in lieu of income taxes	$583	$596	$567

Provision in lieu of income taxes at the US federal statutory rate of 35%	$204	$209	$198
Amortization of investment tax credits – net of deferred tax effect	(4)	(5)	(5)
Amortization (under regulatory accounting) of statutory tax rate changes	(3)	(3)	(3)
Amortization of Medicare subsidy regulatory asset	14	—	—
Texas margin tax, net of federal tax benefit	14	14	13
Medicare subsidy	—	—	(1)
Nondeductible losses (gains) on benefit plan investments	(2)	(1)	(1)
Other, including audit settlements	11	15	14

Reported provision in lieu of income taxes	$234	$229	$215

Effective rate	40.1%	38.4%	37.9%

The net amounts of $2.180 billion and $2.018 billion reported in the balance sheets at December 31, 2012 and 2011, respectively, as liability in lieu of deferred income taxes include amounts previously recorded as net deferred tax liabilities. Upon the sale of equity interests to Texas Transmission and Investment LLC in 2008, we became a partnership for US federal income tax purposes, and the temporary differences that gave rise to the deferred taxes will, over time, become taxable to the equity holders. Under a tax sharing agreement among us and our equity holders (see Note 1), we make payments to the equity holders for income taxes as the partnership earnings become taxable to the equity holders. Accordingly, as the temporary differences become taxable, we will pay the equity holders. In the unlikely event such amounts are not paid under the tax sharing agreement, it is probable that they would be reimbursed to rate payers.

At December 31, 2012 and 2011, we had $52 million and $49 million of alternative minimum tax (AMT) credit carryforwards, respectively, available to offset future tax sharing payments. The AMT credit carryforwards have no expiration date. At December 31, 2012, we had net operating loss (NOL) carryforwards for federal income tax purposes of $271 million that expire between 2028 and 2032. The NOL carryforwards can be used to offset future taxable income. We expect to use all of our NOL carryforwards prior to their expiration date.

Accounting For Uncertainty in Income Taxes

Prior to November 2008, we were a member of the EFH Corp. consolidated tax group. Effective with the November 2008 sale of equity interests to Texas Transmission and Investment LLC, we became a partnership for US federal income tax purposes. EFH Corp. and its subsidiaries file or have filed income tax returns in US federal, state and foreign jurisdictions and are subject to examinations by the IRS and other taxing authorities. Examinations of EFH Corp. and its subsidiaries’ income tax returns for the years ending prior to January 1, 2007 are complete, but the tax years 1997 through 2006 remain in appeals with the IRS. Texas franchise and margin tax returns are under examination or still open for examination for tax years beginning after 2002. Subsequent to November 2008, we are not a member of the EFH Corp. consolidated tax group and assess our liability for uncertain tax positions in our partnership returns.

The IRS audit for the years 2003 through 2006 was concluded in June 2011. A number of proposed adjustments are in appeals with the IRS. The results of the audit did not affect management’s assessment of issues for purposes of determining the liability for uncertain tax positions.

We have been advised by EFH Corp. that the conclusion of all issues contested from the 1997 through 2002 IRS audit, including Joint Committee review, could occur during the first quarter of 2013. Upon such conclusion, we would expect to further reduce the liability for uncertain tax positions by approximately $29 million with a cash payment to EFH Corp. as required under the tax sharing agreement. Other than these items, we do not expect the total amount of liabilities recorded related to uncertain tax positions will change significantly in the next 12 months.

The following table summarizes the changes to the uncertain tax positions, reported in other noncurrent liabilities in our consolidated balance sheet, during the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Balance at January 1, excluding interest and penalties	$126	$82	$71
Additions based on tax positions related to prior years	18	44	31
Reductions based on tax positions related to prior years	—	—	(20)

Balance at December 31, excluding interest and penalties	$144	$126	$82

Of the balances at December 31, 2012 and 2011, $133 million and $115 million, respectively, represent tax positions for which the uncertainty relates to the timing of recognition for tax purposes. The disallowance of such positions would not affect the effective tax rate, but would accelerate the payment of cash under the tax sharing agreement to an earlier period.

Noncurrent liabilities included a total of $25 million and $21 million in accrued interest at December 31, 2012 and 2011, respectively. Amounts recorded related to interest and penalties totaled an expense of $3 million and $2 million in the years ended December 31, 2012 and 2011, respectively, and a benefit of $1 million in the year ended December 31, 2010, as a result of reversals of previously accrued amounts (all amounts after tax). The federal income tax benefit on the interest accrued on uncertain tax positions is recorded as liability in lieu of deferred income taxes.

With respect to tax positions for which the ultimate deductibility is uncertain (permanent items), should EFH Corp. or we sustain such positions on income tax returns previously filed, our liabilities recorded would be reduced by $11 million, resulting in increased net income and a favorable impact on the effective tax rate.

STOCK-BASED COMPENSATION	12 Months Ended
Dec. 31, 2012
STOCK-BASED COMPENSATION

10. STOCK-BASED COMPENSATION

In 2008, we established the SARs Plan under which certain of our executive officers and key employees may be granted stock appreciation rights payable in cash, or in some circumstances, Oncor membership interests. In February 2009, we established the Oncor Electric Delivery Company LLC Director Stock Appreciation Rights Plan (the Director SARs Plan) under which certain non-employee members of our board of directors and other persons having a relationship with us may be granted SARs payable in cash, or in some circumstances, Oncor membership interests. SARs under the SARs Plan and the Director SARs Plan are generally payable in cash based on the fair market value of the SAR on the date of exercise. There were no SARs under either plan eligible for exercise at December 31, 2011.

During the year ended December 31, 2012, we granted no SARS under the SARs Plan. In November 2012, we accepted the early exercise of all outstanding SARs (both vested and unvested, totaling 14,322,219 SARs under the SARs Plan and 55,000 SARs under the Director SARs Plan) issued to date pursuant to both SARs Plans. The early exercise was permitted by our board of directors pursuant to the provision of the SARs Plan that permits the board to accelerate the vesting and exercisability of SARs. The early exercise of SARs entitled each participant in the SARs Plan to: (1) an exercise payment (Exercise Payment) equal to the number of SARs exercised multiplied by the difference between $14.54 and the base price of the SARs (as stated in the award letter for each SARs grant); and (2) the accrual of interest on all dividends declared to date with respect to the SARs, but no further dividend accruals. Additionally, each current executive officer agreed to defer payment of a portion of his/her Exercise Payment until the earlier of November 7, 2016 or the occurrence of an event triggering SAR exercisability pursuant to Section 5(c)(ii) of the SARs Plan. These deferred payments totaled approximately $6 million in the aggregate. As a result of the early exercise, in 2012 we paid an aggregate of approximately $64 million related to Exercise Payments ($57 million charged to expense), and began accruing interest on approximately $18 million in aggregate dividends. As a result of the early exercise, no SARs are currently outstanding under either the SARs Plan or the Director SARs Plan.

Under both SARs plans, dividends that are paid in respect of Oncor membership interests while the SARs were outstanding were credited to the SARs holder’s account as if the SARs were units, payable upon the earliest to occur of death, disability, separation from service, unforeseeable emergency, a change in control, or the exercise of the SARs. As a result, in 2012 we recorded compensation expense of approximately $6 million relating to dividend accruals through November 2012. For accounting purposes, the liability is discounted based on an employee’s or director’s expected retirement date.

BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (Policies)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Description of Business

Description of Business

References in this report to “we,” “our,” “us” and “the company” are to Oncor and/or its subsidiary as apparent in the context. See “Glossary” for definition of terms and abbreviations.

We are a regulated electricity transmission and distribution company principally engaged in providing delivery services to REPs, including subsidiaries of TCEH, that sell power in the north-central, eastern and western parts of Texas. Revenues from TCEH represented 28% and 29% of our reported total operating revenues for the three months ended March 31, 2013 and 2012, respectively. We are a direct, majority-owned subsidiary of Oncor Holdings, which is a direct, wholly-owned subsidiary of EFIH, a direct, wholly-owned subsidiary of EFH Corp. EFH Corp. is a subsidiary of Texas Holdings, which is controlled by the Sponsor Group. Oncor Holdings owns 80.03% of our membership interests, Texas Transmission owns 19.75% of our membership interests and certain members of our management team and board of directors indirectly own the remaining membership interests through Investment LLC. We are managed as an integrated business; consequently, there are no separate reportable business segments.

Our consolidated financial statements include our wholly-owned, bankruptcy-remote financing subsidiary, Bondco, a variable interest entity. This financing subsidiary was organized for the limited purpose of issuing certain transition bonds in 2003 and 2004. Bondco issued $1.3 billion principal amount of transition bonds to recover generation-related regulatory asset stranded costs and other qualified costs under an order issued by the PUCT in 2002.

Various “ring-fencing” measures have been taken to enhance the separateness between the Oncor Ring-Fenced Entities and the Texas Holdings Group and our credit quality. These measures serve to mitigate our and Oncor Holdings’ credit exposure to the Texas Holdings Group and to reduce the risk that our assets and liabilities or those of Oncor Holdings would be substantively consolidated with the assets and liabilities of the Texas Holdings Group in the event of a bankruptcy of one or more of those entities. Such measures include, among other things: our sale of a 19.75% equity interest to Texas Transmission in November 2008; maintenance of separate books and records for the Oncor Ring-Fenced Entities; our board of directors being comprised of a majority of independent directors; and prohibitions on the Oncor Ring-Fenced Entities providing credit support to, or receiving credit support from, any member of the Texas Holdings Group. The assets and liabilities of the Oncor Ring-Fenced Entities are separate and distinct from those of the Texas Holdings Group, including TXU Energy and Luminant, and none of the assets of the Oncor Ring-Fenced Entities are available to satisfy the debt or contractual obligations of any member of the Texas Holdings Group. We do not bear any liability for debt or contractual obligations of the Texas Holdings Group, and vice versa. Accordingly, our operations are conducted, and our cash flows are managed, independently from the Texas Holdings Group.

Description of Business

References in this report to “we,” “our,” “us” and “the company” are to Oncor and or/its subsidiary as apparent in the context. See “Glossary” for definition of terms and abbreviations.

We are a regulated electricity transmission and distribution company principally engaged in providing delivery services to REPs, including subsidiaries of TCEH, that sell power in the north-central, eastern and western parts of Texas. Revenues from TCEH represented 29%, 33% and 36% of our total operating revenues for the years ended December 31, 2012, 2011 and 2010, respectively. We are a direct, majority-owned subsidiary of Oncor Holdings, which is a direct, wholly-owned subsidiary of EFIH, a direct, wholly-owned subsidiary of EFH Corp. EFH Corp. is a subsidiary of Texas Holdings, which is controlled by the Sponsor Group. Oncor Holdings owns 80.03% of our membership interests, Texas Transmission owns 19.75% of our membership interests and certain members of our management team and board of directors indirectly own the remaining membership interests through Investment LLC. We are managed as an integrated business; consequently, there are no separate reportable business segments.

Our consolidated financial statements include our wholly-owned, bankruptcy-remote financing subsidiary, Bondco, a VIE (see Note 12). This financing subsidiary was organized for the limited purpose of issuing certain transition bonds in 2003 and 2004. Bondco issued $1.3 billion principal amount of transition bonds to recover generation-related regulatory asset stranded costs and other qualified costs under an order issued by the PUCT in 2002.

Various “ring-fencing” measures have been taken to enhance the separateness between the Oncor Ring-Fenced Entities and the Texas Holdings Group and our credit quality. These measures serve to mitigate our and Oncor Holdings’ credit exposure to the Texas Holdings Group and to reduce the risk that our assets and liabilities or those of Oncor Holdings would be substantively consolidated with the assets and liabilities of the Texas Holdings Group in the event of a bankruptcy of one or more of those entities. Such measures include, among other things: our sale of a 19.75% equity interest to Texas Transmission in November 2008; maintenance of separate books and records for the Oncor Ring-Fenced Entities; our board of directors being comprised of a majority of independent directors; and prohibitions on the Oncor Ring-Fenced Entities providing credit support to, or receiving credit support from, any member of the Texas Holdings Group. The assets and liabilities of the Oncor Ring-Fenced Entities are separate and distinct from those of the Texas Holdings Group, including TXU Energy and Luminant, and none of the assets of the Oncor Ring-Fenced Entities are available to satisfy the debt or contractual obligations of any member of the Texas Holdings Group. We do not bear any liability for debt or contractual obligations of the Texas Holdings Group, and vice versa. Accordingly, our operations are conducted, and our cash flows are managed, independently from the Texas Holdings Group.

Basis of Presentation

Basis of Presentation

Our condensed consolidated financial statements have been prepared in accordance with US GAAP and on the same basis as the audited financial statements in our 2012 Form 10-K. Adjustments (consisting of normal recurring accruals) necessary for a fair presentation of the results of operations and financial position have been included therein. All intercompany items and transactions have been eliminated in consolidation. Certain information and footnote disclosures normally included in annual consolidated financial statements prepared in accordance with US GAAP have been omitted pursuant to the rules and regulations of the SEC. Because the condensed consolidated interim financial statements do not include all of the information and footnotes required by US GAAP, they should be read in conjunction with the audited financial statements and related notes in our 2012 Form 10-K. The results of operations for an interim period may not give a true indication of results for a full year due to seasonality. All dollar amounts in the financial statements and tables in the notes are stated in millions of US dollars unless otherwise indicated.

Basis of Presentation

Our consolidated financial statements have been prepared in accordance with US GAAP and on the same basis as the audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2011. All intercompany items and transactions have been eliminated in consolidation. All dollar amounts in the financial statements and tables in the notes are stated in millions of US dollars unless otherwise indicated.

From time to time, certain prior period amounts are reclassified to conform to the current period presentation. In the statements of consolidated cash flows included in this report, amounts previously reported as changes in deferred advanced metering system revenues for the years ended December 31, 2011 and 2010 are included in and reported as deferred revenues to conform to the current period presentation. In addition to deferred advanced metering system revenues, other reconcilable revenues (TCRF and energy efficiency surcharges), which were previously reported as changes in other operating assets and liabilities, are included in and reported as deferred revenues.

As discussed in Note 11, the balance sheet at December 31, 2011 has been restated to remove the regulatory liability for nuclear plant decommissioning and related receivable from TCEH related to nuclear plant decommissioning.

Use of Estimates

Use of Estimates

Preparation of our financial statements requires management to make estimates and assumptions about future events that affect the reporting of assets and liabilities at the balance sheet dates and the reported amounts of revenue and expense, including fair value measurements. In the event estimates and/or assumptions prove to be different from actual amounts, adjustments are made in subsequent periods to reflect more current information.

Use of Estimates

Preparation of our financial statements requires management to make estimates and assumptions about future events that affect the reporting of assets and liabilities at the balance sheet dates and the reported amounts of revenue and expense, including fair value measurements. In the event estimates and/or assumptions prove to be different from actual amounts, adjustments are made in subsequent periods to reflect more current information. No material adjustments, other than those disclosed elsewhere herein, were made to previous estimates or assumptions during the current year.

Derivative Instruments and Mark-to-Market Accounting

Derivative Instruments and Mark-to-Market Accounting

We have from time-to-time entered into derivative instruments to hedge interest rate risk. If the instrument meets the definition of a derivative under accounting standards related to derivative instruments and hedging activities, the fair value of each derivative is recognized on the balance sheet as a derivative asset or liability and changes in the fair value are recognized in net income, unless criteria for certain exceptions are met. This recognition is referred to as “mark-to-market” accounting.

Because derivative instruments are frequently used as economic hedges, accounting standards related to derivative instruments and hedging activities allow for “hedge accounting,” which provides for the designation of such instruments as cash flow or fair value hedges if certain conditions are met. A cash flow hedge mitigates the risk associated with the variability of the future cash flows related to an asset or liability (e.g., debt with variable interest rate payments), while a fair value hedge mitigates risk associated with fixed future cash flows (e.g., debt with fixed interest rate payments). In accounting for cash flow hedges, derivative assets and liabilities are recorded on the balance sheet at fair value with an offset to other comprehensive income to the extent the hedges are effective. Amounts remain in accumulated other comprehensive income and are reclassified into net income as the related transactions (hedged items) settle and affect net income. If the hedged transaction becomes probable of not occurring, hedge accounting is discontinued and the amount recorded in other comprehensive income is immediately reclassified into net income. Fair value hedges are recorded as derivative assets or liabilities with an offset to net income, and the carrying value of the related asset or liability (hedged item) is adjusted for changes in fair value with an offset to net income. If the fair value hedge is settled prior to the maturity of the hedged item, the cumulative fair value gain or loss associated with the hedge is amortized into income over the remaining life of the hedged item. To qualify for hedge accounting, a hedge must be considered highly effective in offsetting changes in fair value of the hedged item. Assessment of the hedge’s effectiveness is tested at least quarterly throughout its term to continue to qualify for hedge accounting. Hedge ineffectiveness, even if the hedge continues to be assessed as effective, is immediately recognized in net income. Ineffectiveness is generally measured as the cumulative excess, if any, of the change in value of the hedging instrument over the change in value of the hedged item.

Derivative Instruments and Mark-to-Market Accounting

We have from time-to-time entered into derivative instruments to hedge interest rate risk. If the instrument meets the definition of a derivative under accounting standards related to derivative instruments and hedging activities, the fair value of each derivative is required to be recognized on the balance sheet as a derivative asset or liability and changes in the fair value are recognized in net income, unless criteria for certain exceptions are met. This recognition is referred to as “mark-to-market” accounting.

Because derivative instruments are frequently used as economic hedges, accounting standards related to derivative instruments and hedging activities allow for “hedge accounting,” which provides for the designation of such instruments as cash flow or fair value hedges if certain conditions are met. A cash flow hedge mitigates the risk associated with the variability of the future cash flows related to an asset or liability (e.g., debt with variable interest rate payments), while a fair value hedge mitigates risk associated with fixed future cash flows (e.g., debt with fixed interest rate payments). In accounting for cash flow hedges, derivative assets and liabilities are recorded on the balance sheet at fair value with an offset to other comprehensive income to the extent the hedges are effective. Amounts remain in accumulated other comprehensive income and are reclassified into net income as the related transactions (hedged items) settle and affect net income. If the hedged transaction becomes probable of not occurring, hedge accounting is discontinued and the amount recorded in other comprehensive income is immediately reclassified into net income. Fair value hedges are recorded as derivative assets or liabilities with an offset to net income, and the carrying value of the related asset or liability (hedged item) is adjusted for changes in fair value with an offset to net income. If the fair value hedge is settled prior to the maturity of the hedged item, the cumulative fair value gain or loss associated with the hedge is amortized into income over the remaining life of the hedged item. To qualify for hedge accounting, a hedge must be considered highly effective in offsetting changes in fair value of the hedged item. Assessment of the hedge’s effectiveness is tested at least quarterly throughout its term to continue to qualify for hedge accounting. Hedge ineffectiveness, even if the hedge continues to be assessed as effective, is immediately recognized in net income. Ineffectiveness is generally measured as the cumulative excess, if any, of the change in value of the hedging instrument over the change in value of the hedged item.

Reconcilable Tariffs

Reconcilable Tariffs

The PUCT has designated certain tariffs (TCRF, energy efficiency and advanced meter surcharges and charges related to transition bonds) as reconcilable, which means the differences between amounts billed under these tariffs and the related incurred expenses are deferred as either regulatory assets or regulatory liabilities. Accordingly, at prescribed intervals, future tariffs are adjusted to either repay regulatory liabilities or collect regulatory assets.

Reconcilable Tariffs

The PUCT has designated certain tariffs (TCRF, energy efficiency and advanced meter surcharges and charges related to transition bonds) as reconcilable, which means the differences between amounts billed under these tariffs and the related incurred expenses are deferred as either regulatory assets or regulatory liabilities. Accordingly, at prescribed intervals, future tariffs are adjusted to either repay regulatory liabilities or collect regulatory assets.

Consolidation of Variable Interest Entities

Consolidation of Variable Interest Entities

A VIE is an entity with which we have a relationship or arrangement that indicates some level of control over the entity or results in economic risks to us. We consolidate a VIE if we have: a) the power to direct the significant activities of the VIE and b) the right or obligation to absorb profit and loss from the VIE (primary beneficiary). See Note 12.

Income Taxes

Income Taxes

EFH Corp. files a consolidated federal income tax return. Effective with the November 2008 sale of equity interests to Texas Transmission and Investment LLC, we became a partnership for US federal income tax purposes, and subsequently we are not a member of EFH Corp.’s consolidated tax group and only EFH Corp.’s share of our partnership income is included in its consolidated federal income tax return. Our tax sharing agreement with Oncor Holdings and EFH Corp. was amended in November 2008 to include Texas Transmission and Investment LLC. The tax sharing agreement provides for the calculation of tax liability substantially as if we and Oncor Holdings file our own income tax returns, and requires tax payments to members determined on that basis (without duplication for any income taxes paid by a subsidiary of Oncor Holdings). Accordingly, while partnerships are not subject to income taxes, in consideration of the tax sharing agreement and the presentation of our financial statements as an entity subject to cost-based regulatory rate-setting processes, with such costs including income taxes, the financial statements present amounts determined under the tax sharing agreement as “provision in lieu of income taxes” and “liability in lieu of deferred income taxes” for periods subsequent to the sales of equity interests discussed in Note 3.

Such amounts are determined in accordance with the provisions of accounting guidance for income taxes and for uncertainty in income taxes and thus differences between the book and tax bases of assets and liabilities are accounted for as if we filed our own income tax return. The accounting guidance for rate-regulated enterprises requires the recognition of regulatory assets or liabilities if it is probable such deferred tax amounts will be recovered from, or returned to customers in future rates. Investment tax credits are amortized to income over the estimated lives of the related properties.

We classify interest and penalties expense related to uncertain tax positions as current provision in lieu of income taxes as discussed in Note 3.

Revenue Recognition

Revenue Recognition

Revenue from delivery services are recorded under the accrual method of accounting. Revenues are recognized when delivery services are provided to customers on the basis of periodic cycle meter readings and include an estimate for revenues earned from the meter reading date to the end of the period adjusted for the impact of weather (unbilled revenue).

Impairment of Long-Lived Assets and Goodwill

Impairment of Long-Lived Assets and Goodwill

We evaluate long-lived assets (including intangible assets with finite lives) for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

We also evaluate goodwill for impairment annually (at December 1) or whenever events or changes in circumstances indicate that an impairment may exist.

Goodwill impairment tests performed in 2012 and 2010 were based on determinations of enterprise value using discounted cash flow analyses, comparable company equity values and any relevant transactions indicative of enterprise values (quantitative assessment).

Effective with the December 1, 2011 test, we adopted new accounting guidance that provides the option of using a qualitative assessment in which we may consider macroeconomic conditions, industry and market considerations, cost factors, overall financial performance and other relevant events. Based on the results of the qualitative assessment performed, we concluded that no further testing for impairment was required in 2011.

System of Accounts		System of Accounts Our accounting records have been maintained in accordance with the FERC Uniform System of Accounts as adopted by the PUCT.
Defined Benefit Pension Plans and Other Postretirement Employee Benefit (OPEB) Plans

Defined Benefit Pension Plans and Other Postretirement Employee Benefit (OPEB) Plans

We participate in pension plans that offer benefits based on either a traditional defined benefit formula or a cash balance formula and the OPEB Plan that offers certain health care and life insurance benefits to eligible employees and their eligible dependents upon the retirement of such employees from the company. Costs of pension and OPEB plans are dependent upon numerous factors, assumptions and estimates. In 2012, EFH Corp. made various changes to the EFH Retirement Plan, including splitting off into a new plan all of the assets and liabilities associated with Oncor employees and all retirees and terminated vested participants of EFH Corp. and its subsidiaries (including discontinued businesses). See Note 9 for additional information regarding the pension plans and the OPEB Plan.

Stock-Based Incentive Compensation

Stock-Based Incentive Compensation

In 2008, we implemented the SARs Plan for certain management that purchased equity interests in the company indirectly by investing in Investment LLC. We implemented the Director SARs Plan in 2009. SARs have been awarded under the SARs Plan and are being accounted for based upon the provisions of guidance for share-based payment. See Note 10 for information regarding stock-based compensation, including SARs granted to certain members of our board of directors and a 2012 early exercise of all outstanding SARS under both the SARs Plan and Director SARs Plan.

Fair Value of Nonderivative Financial Instruments

Fair Value of Nonderivative Financial Instruments

The carrying amounts for financial assets classified as current assets and the carrying amounts for financial liabilities classified as current liabilities approximate fair value due to the short maturity of such instruments. The fair values of other financial instruments, for which carrying amounts and fair values have not been presented, are not materially different than their related carrying amounts. The following discussion of fair value accounting standards applies primarily to our determination of the fair value of assets in the pension and OPEB plan trusts as presented in Note 9.

Accounting standards related to the determination of fair value define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We use a “mid-market” valuation convention (the mid-point price between bid and ask prices) as a practical expedient to measure fair value for the majority of our assets and liabilities subject to fair value measurement on a recurring basis. We primarily use the market approach for recurring fair value measurements and use valuation techniques to maximize the use of observable inputs and minimize the use of unobservable inputs.

We categorize our assets and liabilities recorded at fair value based upon the following fair value hierarchy:

•

Level 1 valuations use quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date. An active market is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

•

Level 2 valuations use inputs that, in the absence of actively quoted market prices, are observable for the asset or liability, either directly or indirectly. Level 2 inputs include: (a) quoted prices for similar assets or liabilities in active markets, (b) quoted prices for identical or similar assets or liabilities in markets that are not active, (c) inputs other than quoted prices that are observable for the asset or liability such as interest rates and yield curves observable at commonly quoted intervals and (d) inputs that are derived principally from or corroborated by observable market data by correlation or other means. Our Level 2 valuations utilize over-the-counter broker quotes, quoted prices for similar assets or liabilities that are corroborated by correlations or other mathematical means and other valuation inputs.

•

Level 3 valuations use unobservable inputs for the asset or liability. Unobservable inputs are used to the extent observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date. We use the most meaningful information available from the market combined with internally developed valuation methodologies to develop our best estimate of fair value.

We utilize several different valuation techniques to measure the fair value of assets and liabilities, relying primarily on the market approach of using prices and other market information for identical and/or comparable assets and liabilities for those items that are measured on a recurring basis.

Franchise Taxes

Franchise Taxes

Franchise taxes are assessed to us by local governmental bodies, based on kWh delivered and are the principal component of taxes other than amounts related to income taxes as reported in the income statement. Franchise taxes are not a “pass through” item. The rates we charge customers are intended to recover the franchise taxes, but we are not acting as an agent to collect the taxes from customers.

Cash and Cash Equivalents

Cash and Cash Equivalents

For purposes of reporting cash and cash equivalents, temporary cash investments purchased with a remaining maturity of three months or less are considered to be cash equivalents. See Note 12 for details regarding restricted cash.

Property, Plant and Equipment

Property, Plant and Equipment

Properties are stated at original cost. The cost of self-constructed property additions includes materials and both direct and indirect labor and applicable overhead and an allowance for funds used during construction.

Depreciation of property, plant and equipment is calculated on a straight-line basis over the estimated service lives of the properties based on depreciation rates approved by the PUCT. As is common in the industry, depreciation expense is recorded using composite depreciation rates that reflect blended estimates of the lives of major asset groups as compared to depreciation expense calculated on a component asset-by-asset basis. Depreciation rates include plant removal costs as a component of depreciation expense, consistent with regulatory treatment. Actual removal costs incurred are charged to accumulated depreciation. When accrued removal costs exceed incurred removal costs, the difference is reclassified as a regulatory obligation to retire assets in the future.

Allowance for Funds Used During Construction (AFUDC)

Allowance for Funds Used During Construction (AFUDC)

AFUDC is a regulatory cost accounting procedure whereby both interest charges on borrowed funds and a return on equity capital used to finance construction are included in the recorded cost of utility plant and equipment being constructed. AFUDC is capitalized on all projects involving construction periods lasting greater than thirty days. The equity portion of capitalized AFUDC is accounted for as other income. We recorded $1 million of equity AFUDC for the year ended December 31, 2012 and none for each of the years ended December 31, 2011 and 2010. See Note 12 for detail of amounts charged to interest expense.

Regulatory Assets and Liabilities

Regulatory Assets and Liabilities

Our financial statements reflect regulatory assets and liabilities under cost-based rate regulation in accordance with accounting standards related to the effect of certain types of regulation. Regulatory decisions can have an impact on the recovery of costs, the rate earned on invested capital and the timing and amount of assets to be recovered by rates. See Note 4 for details of regulatory assets and liabilities.

REGULATORY ASSETS AND LIABILITIES (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Components of regulatory assets and liabilities

	Remaining Rate Recovery/Amortization	Carrying Amount At
	Period at March 31, 2013	March 31, 2013	December 31, 2012
Regulatory assets:
Generation-related regulatory assets securitized by transition bonds (a)(e)	3 years	$379	$409
Employee retirement costs	7 years	83	87
Employee retirement costs to be reviewed (b)(c)	To be determined	195	186
Employee retirement liability (a)(c)(d)	To be determined	720	738
Self-insurance reserve (primarily storm recovery costs) — net	7 years	182	190
Self-insurance reserve to be reviewed (b)(c)	To be determined	131	128
Securities reacquisition costs (pre-industry restructure)	4 years	39	41
Securities reacquisition costs (post-industry restructure) — net	Terms of related debt	15	22
Recoverable amounts in lieu of deferred income taxes — net	Life of related asset or liability	63	71
Rate review expenses (a)	Largely 2 years	6	6
Advanced meter customer education costs (c)	7 years	9	10
Deferred conventional meter depreciation	Largely 8 years	163	152
Deferred advanced metering system costs	7 years	20	2
Energy efficiency performance bonus (a)	1 year	7	9
Under-recovered wholesale transmission service expense — net (a)(c)	1 year	49	40
Energy efficiency programs (a)	Not applicable	—	1
Other regulatory assets	Various	2	1

Total regulatory assets		2,063	2,093

Regulatory liabilities (e):
Estimated net removal costs	Life of utility plant	279	244
Investment tax credit and protected excess deferred taxes	Various	26	28
Over-collection of transition bond revenues (a)(e)	3 years	32	33
Energy efficiency programs (a)	Not applicable	12	—

Total regulatory liabilities		349	305

Net regulatory asset		$1,714	$1,788

(a)	Not earning a return in the regulatory rate-setting process.
(b)	Costs incurred since the period covered under the last rate review.
(c)	Recovery is specifically authorized by statute or by the PUCT, subject to reasonableness review.
(d)	Represents unfunded liabilities recorded in accordance with pension and OPEB accounting standards.
(e)	Bondco net regulatory assets of $312 million at March 31, 2013 consisted of $344 million included in generation-related regulatory assets net of the regulatory liability for over-collection of transition bond revenues of $32 million. Bondco net regulatory assets of $335 million at December 31, 2012 consisted of $368 million included in generation-related regulatory assets net of the regulatory liability for over-collection of transition bond revenues of $33 million.

Components of the regulatory assets and liabilities are provided in the table below. Regulatory liabilities at December 31, 2011 have been restated to remove the $225 million regulatory liability for nuclear plant decommissioning (see Note 11). Amounts not earning a return through rate regulation are noted.

	Remaining Rate Recovery/Amortization	Carrying Amount At
	Period at December 31, 2012	December 31, 2012	December 31, 2011
Regulatory assets:
Generation-related regulatory assets securitized by transition bonds (a)(e)	4 years	$409	$531
Employee retirement costs	7 years	87	103
Employee retirement costs to be reviewed (b)(c)	To be determined	186	74
Employee retirement liability (a)(c)(d)	To be determined	738	707
Self-insurance reserve (primarily storm recovery costs) — net	7 years	190	221
Self-insurance reserve to be reviewed (b)(c)	To be determined	128	71
Securities reacquisition costs (pre-industry restructure)	5 years	41	48
Securities reacquisition costs (post-industry restructure) — net	Terms of related debt	22	2
Recoverable amounts in lieu of deferred income taxes — net	Life of related asset or liability	71	104
Rate review expenses (a)	Largely 3 years	6	11
Rate review expenses to be reviewed (b)(c)	To be determined	1	1
Advanced meter customer education costs (c)	7 years	10	9
Deferred conventional meter depreciation	8 years	152	107
Deferred advanced metering system costs	7 years	2	—
Energy efficiency performance bonus (a)	1 year	9	8
Under-recovered wholesale transmission service expense (a)(c)	1 year	40	—
Wholesale transmission settlement costs	Not applicable	—	9
Energy efficiency programs (a)	Not applicable	1	—
Other regulatory assets	Not applicable	—	1

Total regulatory assets		2,093	2,007

Regulatory liabilities (e):
Estimated net removal costs	Life of utility plant	244	115
Investment tax credit and protected excess deferred taxes	Various	28	33
Over-collection of transition bond revenues (a)(e)	4 years	33	37
Deferred advanced metering system revenues	7 years	—	52
Committed spending for demand-side management initiatives (a)	Not applicable	—	25
Over-recovered wholesale transmission service expense (a)(c)	1 year	—	13
Energy efficiency programs (a)	Not applicable	—	2

Total regulatory liabilities		305	277

Net regulatory asset		$1,788	$1,730

(a)	Not earning a return in the regulatory rate-setting process.
(b)	Costs incurred since the period covered under the last rate review.
(c)	Recovery is specifically authorized by statute or by the PUCT, subject to reasonableness review.
(d)	Represents unfunded liabilities recorded in accordance with pension and OPEB accounting standards.
(e)	Bondco net regulatory assets of $335 million at December 31, 2012 consisted of $368 million included in generation-related regulatory assets net of the regulatory liability for over-collection of transition bond revenues of $33 million. Bondco net regulatory assets of $427 million at December 31, 2011 consisted of $464 million included in generation-related regulatory assets net of the regulatory liability for over-collection of transition bond revenues of $37 million.

LONG-TERM DEBT (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Long term debt

At March 31, 2013 and December 31, 2012, our long-term debt consisted of the following:

	March 31,	December 31,
	2013	2012
Oncor (a):
6.375% Fixed Senior Notes due January 15, 2015	$500	$500
5.000% Fixed Senior Notes due September 30, 2017	324	324
6.800% Fixed Senior Notes due September 1, 2018	550	550
5.750% Fixed Senior Notes due September 30, 2020	126	126
4.100% Fixed Senior Notes due June 1, 2022	400	400
7.000% Fixed Debentures due September 1, 2022	800	800
7.000% Fixed Senior Notes due May 1, 2032	500	500
7.250% Fixed Senior Notes due January 15, 2033	350	350
7.500% Fixed Senior Notes due September 1, 2038	300	300
5.250% Fixed Senior Notes due September 30, 2040	475	475
4.550% Fixed Senior Notes due December 1, 2041	300	300
5.300% Fixed Senior Notes due June 1, 2042	500	500
Unamortized discount	(33)	(35)

Long-term debt, less amounts due currently — Oncor	5,092	5,090

Bondco (b):
4.950% Fixed Series 2003 Bonds due in semiannual installments through February 15, 2013	—	10
5.420% Fixed Series 2003 Bonds due in semiannual installments through August 15, 2015	128	145
5.290% Fixed Series 2004 Bonds due in semiannual installments through May 15, 2016	281	281
Unamortized fair value discount related to transition bonds	(1)	(1)
Less amount due currently	(126)	(125)

Long-term debt, less amounts due currently — Bondco	282	310

Total long-term debt, less amounts due currently	$5,374	$5,400

(a)	Secured by first priority lien on certain transmission and distribution assets equally and ratably with all of Oncor’s other secured indebtedness. See “Deed of Trust” in Note 6 to Financial Statements in our 2012 Form 10-K for additional information.
(b)	The transition bonds are nonrecourse to Oncor and were issued to securitize a regulatory asset.

At December 31, 2012 and 2011, our long-term debt consisted of the following:

	December 31,
	2012	2011
Oncor (a):
6.375% Fixed Senior Notes due May 1, 2012	$—	$376
5.950% Fixed Senior Notes due September 1, 2013	—	524
6.375% Fixed Senior Notes due January 15, 2015	500	500
5.000% Fixed Senior Notes due September 30, 2017	324	324
6.800% Fixed Senior Notes due September 1, 2018	550	550
5.750% Fixed Senior Notes due September 30, 2020	126	126
4.100% Fixed Senior Notes due June 1, 2022	400	—
7.000% Fixed Debentures due September 1, 2022	800	800
7.000% Fixed Senior Notes due May 1, 2032	500	500
7.250% Fixed Senior Notes due January 15, 2033	350	350
7.500% Fixed Senior Notes due September 1, 2038	300	300
5.250% Fixed Senior Notes due September 30, 2040	475	475
4.550% Fixed Senior Notes due December 1, 2041	300	300
5.300% Fixed Senior Notes due June 1, 2042	500	—
Unamortized discount	(35)	(38)
Less amounts due currently	—	(376)

Total Oncor	5,090	4,711

Oncor Electric Delivery Transition Bond Company LLC (b):
4.950% Fixed Series 2003 Bonds due in semiannual installments through February 15, 2013	10	56
5.420% Fixed Series 2003 Bonds due in semiannual installments through August 15, 2015 (c)	145	145
4.810% Fixed Series 2004 Bonds due in semiannual installments through November 15, 2012	—	63
5.290% Fixed Series 2004 Bonds due in semiannual installments through May 15, 2016	281	290
Unamortized fair value discount related to transition bonds	(1)	(3)
Less amounts due currently	(125)	(118)

Total Oncor Electric Delivery Transition Bond Company LLC	310	433

Total long-term debt	$5,400	$5,144

(a)	Secured by first priority lien on certain transmission and distribution assets equally and ratably with all of Oncor’s other secured indebtedness. See “Deed of Trust” below for additional information.
(b)	The transition bonds are nonrecourse to Oncor and were issued to securitize a regulatory asset.
(c)	Principal payments commence in February 2013.

Long-term debt maturities

Long-term debt maturities at December 31, 2012, are as follows:

Year	Amount
2013	$125
2014	131
2015	639
2016	41
2017	324
Thereafter	4,301
Unamortized fair value discount	(1)
Unamortized discount	(35)

Total	$5,525

MEMBERSHIP INTERESTS (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Changes to membership interests

The following tables present the changes to membership interests during the three months ended March 31, 2013 and 2012:

	Capital Accounts	Accumulated Other Comprehensive Income (Loss)	Total Membership Interests
Balance at December 31, 2012	$7,335	$(31)	$7,304
Net income	87	—	87
Distributions	(50)	—	(50)
Net effects of cash flow hedges (net of tax)	—	1	1
Defined benefit pension plans (net of tax)	—	(1)	(1)

Balance at March 31, 2013	$7,372	$(31)	$7,341

	Capital Accounts	Accumulated Other Comprehensive Income (Loss)	Total Membership Interests
Balance at December 31, 2011	$7,212	$(31)	$7,181
Net income	75	—	75
Distributions	(45)	—	(45)
Net effects of cash flow hedges (net of tax)	—	1	1

Balance at March 31, 2012	$7,242	$(30)	$7,212

Changes to accumulated other comprehensive income (loss)

The following table presents the changes to accumulated other comprehensive income (loss) for the three months ended March 31, 2013.

	Cash Flow Hedges – Interest Rate Swap	Defined Benefit Pension and OPEB Plans	Accumulated Other Comprehensive Income (Loss)
Balance at December 31, 2012	$(28)	$(3)	$(31)
Defined benefit pension plans (net of tax) Amounts reclassified from accumulated other comprehensive income (loss) and reported in:	—	(1)	(1)
Interest expense and related charges	1	—	1

Total amount reclassified from accumulated other comprehensive income (loss) during the period	1	—	1

Balance at March 31, 2013	$(27)	$(4)	$(31)

Cash distribution to members

During 2012, our board of directors declared, and we paid, the following cash distributions to our members:

Declaration Date	Payment Date	Amount
October 24, 2012	October 30, 2012	$70
July 25, 2012	July 31, 2012	$50
April 25, 2012	May 1, 2012	$60
February 14, 2012	February 21, 2012	$45

During 2011, our board of directors declared, and we paid, the following cash distributions to our members:

Declaration Date	Payment Date	Amount
October 25, 2011	October 26, 2011	$65
July 27, 2011	July 28, 2011	$40
April 27, 2011	April 28, 2011	$20
February 15, 2011	February 16, 2011	$20

PENSION AND OTHER POSTRETIREMENT EMPLOYEE BENEFITS (OPEB) PLANS (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Net costs related to pension plans and OPEB Plan

Our net costs related to pension plans and the OPEB Plan for the three months ended March 31, 2013 and 2012 were comprised of the following:

	Three Months Ended March 31,
	2013	2012
Components of net pension costs:
Service cost	$6	$5
Interest cost	31	27
Expected return on assets	(30)	(26)
Amortization of net loss	17	19

Net pension costs	24	25

Components of net OPEB costs:
Service cost	1	1
Interest cost	10	10
Expected return on assets	(3)	(3)
Amortization of prior service costs	(5)	(5)
Amortization of net loss	6	3

Net OPEB costs	9	6

Total net pension and OPEB costs	33	31
Less amounts deferred principally as property or a regulatory asset	(24)	(22)

Net amounts recognized as expense	$9	$9

We recognized the following net pension and OPEB costs as expense:

	Year Ended December 31,
	2012	2011	2010
Pension cost	$179	$95	$67
OPEB cost	27	74	63

Total benefit cost	206	169	130
Less amounts deferred as a regulatory asset or property or property	(169)	(132)	(93)

Net amounts recognized as expense	$37	$37	$37

Net periodic Pension Benefit cost and Change in Plan assets and obligations

The following pension and OPEB information is based on December 31, 2012, 2011 and 2010 measurement dates:

	Pension Plans			OPEB Plan
	Year Ended December 31,			Year Ended December 31,
	2012	2011	2010	2012	2011	2010
Assumptions Used to Determine Net Periodic Pension and Benefit Cost:
Discount rate (a)	5.00%	5.50%	5.90%	4.95%	5.55%	5.90%
Expected return on plan assets	7.40%	7.70%	8.00%	6.80%	7.10%	7.60%
Rate of compensation increase	3.81%	3.74%	3.71%	—	—	—

Components of Net Pension and Benefit Cost:
Service cost	$23	$20	$19	$5	$7	$6
Interest cost	106	110	106	39	54	52
Expected return on assets	(109)	(99)	(97)	(12)	(14)	(15)
Amortization of net transition obligation	—	—	—	1	1	1
Amortization of prior service cost (credit)	—	1	1	(20)	(1)	(1)
Amortization of net loss	78	63	38	14	27	20
Settlement charges	81	—	—	—	—	—

Net periodic pension and benefit cost	179	95	67	27	74	63

Other Changes in Plan Assets and Benefit Obligations Recognized as Regulatory Assets or in Other Comprehensive Income :

Net loss (gain)	110	106	124	83	(91)	75
Prior service cost (credit)	—	—	—	—	(127)	1
Amortization of net loss	(78)	(63)	(38)	(14)	(27)	(20)
Amortization of transition obligation (asset)	—	—	—	(1)	(1)	(1)
Amortization of prior service (cost) credit	—	(1)	(1)	20	1	—
Settlement charges	(81)	—	—	—	—	—
Curtailment	(5)	—	—	—	—	—

Total recognized as regulatory assets or other comprehensive income	(54)	42	85	88	(245)	55

Total recognized in net periodic pension and benefit costs and as regulatory assets or other comprehensive income	$125	$137	$152	$115	$(171)	$118

(a)	As a result of the amendments discussed above, the discount rate reflected in net pension costs for January through July 2012 was 5.00%, for August through September 2012 was 4.15% and for October through December 2012 was 4.20%.

Estimated Benefit obligations

	Pension Plans			OPEB Plan
	Year Ended December 31,			Year Ended December 31,
	2012	2011	2010	2012	2011	2010
Assumptions Used to Determine Benefit Obligations at Period End:
Discount rate	4.10%	5.00%	5.50%	4.10%	4.95%	5.55%
Rate of compensation increase	3.94%	3.81%	3.74%	—	—	—

Estimated Projected Benefit obligations and Change in Plan Assets

	Pension Plans		OPEB Plan
	Year Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
Change in Projected Benefit Obligation:
Projected benefit obligation at beginning of year	$2,215	$2,052	$809	$1,004
Service cost	23	20	5	7
Interest cost	106	110	39	54
Participant contributions	—	—	15	14
Medicare Part D reimbursement	—	—	3	5
Plan amendments	—	—	—	(127)
Settlement	(268)	—	—	—
Curtailment	(5)	—	—	—
Assumption of liabilities	860	—	6	—
Actuarial (gain) loss	198	119	94	(97)
Benefits paid	(91)	(86)	(58)	(51)

Projected benefit obligation at end of year	$3,038	$2,215	$913	$809

Accumulated benefit obligation at end of year	$2,908	$2,063	$—	$—

Change in Plan Assets:
Fair value of assets at beginning of year	$1,542	$1,341	$197	$208
Actual return (loss) on assets	199	112	25	8
Employer contributions	93	175	11	18
Settlement	(268)	—	—	—
Assets related to assumed liabilities	852	—	—	—
Participant contributions	—	—	15	14
Benefits paid	(91)	(86)	(58)	(51)

Fair value of assets at end of year	$2,327	$1,542	$190	$197

Funded Status:
Projected benefit obligation at end of year	$(3,038)	$(2,215)	$(913)	$(809)
Fair value of assets at end of year	2,327	1,542	190	197

Funded status at end of year	$(711)	$(673)	$(723)	$(612)

Estimated Projected Benefit obligations and Change in Plan Assets

	Pension Plans		OPEB Plan
	Year Ended December 31,		Year Ended December 31,
	2012	2011	2012	2011
Amounts Recognized in the Balance Sheet Consist of:
Liabilities:
Other current liabilities	$(3)	$(3)	$—	$—
Other noncurrent liabilities	(708)	(670)	(723)	(612)

Net liability recognized	$(711)	$(673)	$(723)	$(612)

Regulatory assets:
Net loss	$602	$659	$247	$178
Prior service cost (credit)	—	—	(111)	(131)
Net transition obligation	—	—	—	1

Net regulatory asset recognized	$602	$659	$136	$48

Accumulated other comprehensive net loss	$3	$—	$1	$—

Assumed health care cost trend rates

The following tables provide information regarding the assumed health care cost trend rates.

	Year Ended December 31,
	2012	2011
Assumed Health Care Cost Trend Rates – Not Medicare Eligible:
Health care cost trend rate assumed for next year	8.50%	9.00%
Rate to which the cost trend is expected to decline (the ultimate trend rate)	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2022	2022
Assumed Health Care Cost Trend Rates – Medicare Eligible:
Health care cost trend rate assumed for next year	7.50%	8.00%
Rate to which the cost trend is expected to decline (the ultimate trend rate)	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2022	2022

Sensitivity Analysis of Assumed Health Care Cost Trend Rates

	1-Percentage Point Increase	1-Percentage Point Decrease
Sensitivity Analysis of Assumed Health Care Cost Trend Rates:
Effect on accumulated postretirement obligation	$115	$(99)
Effect on postretirement benefits cost	6	(5)

Pension plans with projected benefit obligations (PBO) and accumulated benefit obligations (ABO) in excess of the fair value of plan assets

The following table provides information regarding pension plans with projected benefit obligations (PBO) and accumulated benefit obligations (ABO) in excess of the fair value of plan assets.

	At December 31,
	2012	2011
Pension Plans with PBO and ABO in Excess of Plan Assets :
Projected benefit obligations	$3,038	$2,215
Accumulated benefit obligations	2,908	2,063
Plan assets	2,327	1,542

Target asset allocation ranges of pension plan investments by asset category

The target asset allocation ranges of pension plan investments by asset category are as follows:

Target Allocation Ranges
	Recoverable	Nonrecoverable
Asset Category
US equities	24%-31%	—
International equities	20%-25%	—
Fixed income	45%-57%	100%

Expected Long-Term Rate of Return on Assets Assumption

The retirement plans’ strategic asset allocation is determined in conjunction with the plans’ advisors and utilizes a comprehensive Asset-Liability modeling approach to evaluate potential long-term outcomes of various investment strategies. The modeling incorporates long-term rate of return assumptions for each asset class based on historical and future expected asset class returns, current market conditions, rate of inflation, current prospects for economic growth, and taking into account the diversification benefits of investing in multiple asset classes and potential benefits of employing active investment management.

Pension Plans		OPEB Plan
Asset Class	Expected Long-Term Rate of Return	Plan Type	Expected Long-Term Returns
US equity securities	7.7%	401(h) accounts	7.4%
International equity securities	9.3%	Life Insurance VEBA	6.4%
Fixed income securities	4.1%	Union VEBA	6.4%
Other	0.6%	Non-Union VEBA	3.2%

Weighted average (a)	7.4%	Weighted average	6.7%

(a)	The 2013 expected long-term rate of return for the nonregulated portion of the Oncor Retirement Plan is 4.10%.

Pension and OPEB Plan Cash Contributions

Our contributions to the benefit plans were as follows:

	Year Ended December 31,
	2012	2011	2010
Pension plans contributions	$93	$175	$43
OPEB Plan contributions	11	18	18

Total contributions	$104	$193	$61

Summary of Future Benefit Payments	Estimated future benefit payments to beneficiaries are as follows:

	2013	2014	2015	2016	2017	2018-22
Pension benefits	$153	$157	$158	$164	$168	$910
OPEB	$43	$45	$48	$51	$53	$291

Pension Plans
Summary of Fair Value Measurement of Pension Plan Assets/OPEB Plan Assets

At December 31, 2012 and 2011, pension plan assets measured at fair value on a recurring basis consisted of the following:

	At December 31, 2012				At December 31, 2011
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Asset Category
Interest-bearing cash	$—	$134	$—	$134	$—	$60	$—	$60
Equity securities:
US	206	95	—	301	263	54	—	317
International	280	7	—	287	152	50	—	202
Fixed income securities:
Corporate bonds (a)	—	1,319	—	1,319	—	859	—	859
US Treasuries	—	206	—	206	—	34	—	34
Other (b)	—	73	—	73	—	61	—	61
Preferred securities	—	—	7	7	—	—	9	9

Total assets	$486	$1,834	$7	$2,327	$415	$1,118	$9	$1,542

(a)	Substantially all corporate bonds are rated investment grade by a major ratings agency such as Moody’s.
(b)	Other consists primarily of US agency securities.

OPEB Plan
Summary of Fair Value Measurement of Pension Plan Assets/OPEB Plan Assets

Fair Value Measurement of OPEB Plan Assets

At December 31, 2012 and 2011, OPEB Plan assets measured at fair value on a recurring basis consisted of the following:

	At December 31, 2012				At December 31, 2011
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Asset Category
Interest-bearing cash	$—	$10	$—	$10	$—	$10	$—	$10
Equity securities:
US	49	6	—	55	52	3	—	55
International	31	—	—	31	23	3	—	26
Fixed income securities:
Corporate bonds (a)	—	42	—	42	—	54	—	54
US Treasuries	—	4	—	4	—	2	—	2
Other (b)	45	3	—	48	46	3	—	49
Preferred securities	—	—	—	—	—	—	1	1

Total assets	$125	$65	$—	$190	$121	$75	$1	$197

(a)	Substantially all corporate bonds are rated investment grade by a major ratings agency such as Moody’s.
(b)	Other consists primarily of US agency securities.

SUPPLEMENTARY FINANCIAL INFORMATION (Tables)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Other Income and Deductions

Other Income and Deductions

	Three Months Ended March 31,
	2013	2012
Other income:
Accretion of fair value adjustment (discount) to regulatory assets due to purchase accounting	$5	$6
Other	—	1

Total other income	$5	$7

Other deductions:
Professional fees	$2	$1
Other	2	—

Total other deductions	$4	$1

Other Income and Deductions

	Year Ended December 31,
	2012	2011	2010
Other income:
Accretion of adjustment (discount) to regulatory assets due to purchase accounting	$23	$29	$34
Net gain on sale of other properties and investments	3	1	2

Total other income	$26	$30	$36

Other deductions:
Professional fees	$3	$4	$4
Equity losses in unconsolidated affiliate (Note 11)	—	—	2
SARs early exercise (Note 10)	57	—	—
Other	4	5	2

Total other deductions	$64	$9	$8

Interest Expense and Related Charges

Interest Expense and Related Charges

	Three Months Ended March 31,
	2013	2012
Interest expense	$89	$92
Amortization of debt issuance costs and discounts	7	1
Allowance for funds used during construction – capitalized interest portion	(2)	(2)

Total interest expense and related charges	$94	$91

Interest Expense and Related Charges

	Year Ended December 31,
	2012	2011	2010
Interest expense	$366	$359	$342
Amortization of fair value debt discounts resulting from purchase accounting	—	—	2
Amortization of debt issuance costs and discounts	18	3	5
Allowance for funds used during construction – capitalized interest portion	(10)	(3)	(2)

Total interest expense and related charges	$374	$359	$347

Trade Accounts Receivable

Trade accounts receivable reported on our balance sheet consisted of the following:

	At March 31, 2013	At December 31, 2012
Gross trade accounts receivable	$477	$395
Trade accounts receivable from TCEH	(123)	(55)
Allowance for uncollectible accounts	(2)	(2)

Trade accounts receivable from nonaffiliates – net	$352	$338

Trade accounts receivable reported on our balance consisted of the following:

	At December 31,
	2012	2011
Gross trade accounts receivable	$395	$436
Trade accounts receivable from TCEH	(55)	(131)
Allowance for uncollectible accounts	(2)	(2)

Trade accounts receivable from nonaffiliates — net	$338	$303

Summary of Investment balance

Investments and other property reported on our balance sheet consisted of the following:

	At March 31, 2013	At December 31, 2012
Assets related to employee benefit plans, including employee savings programs, net of distributions	$82	$80
Land	2	3

Total investments and other property	$84	$83

Investments and other property reported on our balance consisted of the following:

	At December 31,
	2012	2011
Assets related to employee benefit plans, including employee savings programs, net of distributions	$80	$70
Land	3	3

Total investments and other property	$83	$73

Property, Plant and Equipment

Property, plant and equipment reported on our balance sheet consisted of the following:

	At March 31, 2013	At December 31, 2012
Total assets in service	$16,189	$16,083
Less accumulated depreciation	5,519	5,407

Net of accumulated depreciation	10,670	10,676
Construction work in progress	819	627
Held for future use	15	15

Property, plant and equipment – net	$11,504	$11,318

Property, plant and equipment reported on our balance consisted of the following:

	Composite Depreciation Rate/	At December 31,
	Avg. Life at December 31, 2012	2012	2011
Assets in service:
Distribution	4.1% / 24.5 years	$9,745	$9,486
Transmission	2.8% / 35.2 years	5,482	4,919
Other assets	9.3% / 10.8 years	856	822

Total		16,083	15,227
Less accumulated depreciation		5,407	5,203

Net of accumulated depreciation		10,676	10,024
Construction work in progress		627	530
Held for future use		15	15

Property, plant and equipment – net		$11,318	$10,569

Intangible Assets

Intangible assets (other than goodwill) reported on our balance sheet consisted of the following:

	At March 31, 2013			At December 31, 2012
	Gross			Gross
	Carrying	Accumulated		Carrying	Accumulated
	Amount	Amortization	Net	Amount	Amortization	Net
Identifiable intangible assets subject to amortization included in property, plant and equipment:
Land easements	$296	$80	$216	$295	$79	$216
Capitalized software	439	234	205	409	220	189

Total	$735	$314	$421	$704	$299	$405

Intangible assets (other than goodwill) reported on our balance sheet consisted of the following:

	At December 31, 2012			At December 31, 2011
	Gross			Gross
	Carrying	Accumulated		Carrying	Accumulated
	Amount	Amortization	Net	Amount	Amortization	Net
Identifiable intangible assets subject to amortization included in property, plant and equipment:
Land easements	$295	$79	$216	$248	$77	$171
Capitalized software	409	220	189	378	181	197

Total	$704	$299	$405	$626	$258	$368

Estimated aggregate amortization expense	The estimated aggregate amortization expense for each of the next five fiscal years from December 31, 2012 is as follows:

Year	Amortization Expense
2013	$62
2014	60
2015	60
2016	57
2017	49
The estimated aggregate amortization expense for each of the next five fiscal years is as follows:

Year	Amortization Expense
2013	$56
2014	56
2015	56
2016	53
2017	45

Other Noncurrent Liabilities and Deferred Credits

Other noncurrent liabilities and deferred credits reported on our balance sheet consisted of the following:

	At March 31,	At December 31,
	2013	2012
Retirement plans and other employee benefits	$1,506	$1,495
Uncertain tax positions (including accrued interest)	93	169
Other	69	58

Total other noncurrent liabilities and deferred credits	$1,668	$1,722

Other noncurrent liabilities and deferred credits reported on our balance sheet consisted of the following:

	At December 31,
	2012	2011
Retirement plans and other employee benefits	$1,495	$1,340
Uncertain tax positions (including accrued interest)	169	147
Other	58	59

Total	$1,722	$1,546

Supplemental Cash Flow Information

Supplemental Cash Flow Information

	Three Months Ended March 31,
	2013	2012
Cash payments (receipts) related to:
Interest	$96	$135
Capitalized interest	(2)	(2)

Interest (net of amounts capitalized)	94	133

Noncash construction expenditures (a)	69	85

(a)	Represents end-of-period accruals.

Supplemental Cash Flow Information

	Year Ended December 31,
	2012	2011	2010
Cash payments (receipts) related to:
Interest	$378	$360	$339
Capitalized interest	(10)	(3)	(2)

Interest (net of amounts capitalized).	368	357	337

Amount in lieu of income taxes:
Federal	(23)	(134)	109
State	21	20	19

Total amount in lieu of income taxes	(2)	(114)	128

SARs early exercise	64	—	—
Noncash investing and financing activities:
Construction expenditures (a)	103	140	78
Debt exchange transactions	—	—	324

(a)	Represents end-of-period accruals.

Details of restricted cash

Restricted cash amounts reported on our balance sheet consisted of the following:

	At December 31, 2012		At December 31, 2011
	Current Assets	Noncurrent Assets	Current Assets	Noncurrent Assets
Customer collections related to transition bonds used only to service debt and pay expenses	$55	$—	$57	$—
Reserve for fees associated with transition bonds	—	10	—	10
Reserve for shortfalls of transition bond charges	—	6	—	6

Total restricted cash	$55	$16	$57	$16

Quarterly information (unaudited)

Results of operations by quarter for the years ended December 31, 2012 and 2011 are summarized below. In our opinion, all adjustments (consisting of normal recurring accruals) necessary for a fair statement of such amounts have been made. Quarterly results are not necessarily indicative of a full year’s operations because of seasonal and other factors.

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2012
Operating revenues	$783	$828	$925	$792
Operating income	157	188	230	156
Net income (a)	75	107	139	28

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2011
Operating revenues	$706	$756	$897	$759
Operating income	145	173	225	150
Net income	65	92	144	66

(a)	Fourth quarter 2012 reflects a $57 million charge to expense associated with the SARs settlement (see Note 10).

INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2012
Components of reported provision (benefit) in lieu of income taxes

The components of our reported provision (benefit) in lieu of income taxes are as follows:

	Year Ended December 31,
	2012	2011	2010
Reported in operating expenses:
Current:
US federal	$23	$(55)	$(6)
State	21	21	21
Deferred:
US federal	200	248	183
State	—	—	—
Amortization of investment tax credits	(4)	(5)	(5)

Total	240	209	193

Reported in other income and deductions:
Current:
US federal	(14)	9	11
State	—	1	1
Deferred federal	8	10	10

Total	(6)	20	22

Total provision in lieu of income taxes	$234	$229	$215

Reconciliation of provision in lieu of income taxes

Reconciliation of provision in lieu of income taxes computed at the US federal statutory rate to provision in lieu of income taxes:

	Year Ended December 31,
	2012	2011	2010
Income before provision in lieu of income taxes	$583	$596	$567

Provision in lieu of income taxes at the US federal statutory rate of 35%	$204	$209	$198
Amortization of investment tax credits – net of deferred tax effect	(4)	(5)	(5)
Amortization (under regulatory accounting) of statutory tax rate changes	(3)	(3)	(3)
Amortization of Medicare subsidy regulatory asset	14	—	—
Texas margin tax, net of federal tax benefit	14	14	13
Medicare subsidy	—	—	(1)
Nondeductible losses (gains) on benefit plan investments	(2)	(1)	(1)
Other, including audit settlements	11	15	14

Reported provision in lieu of income taxes	$234	$229	$215

Effective rate	40.1%	38.4%	37.9%

Summary of changes to uncertain tax positions

The following table summarizes the changes to the uncertain tax positions, reported in other noncurrent liabilities in our consolidated balance sheet, during the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Balance at January 1, excluding interest and penalties	$126	$82	$71
Additions based on tax positions related to prior years	18	44	31
Reductions based on tax positions related to prior years	—	—	(20)

Balance at December 31, excluding interest and penalties	$144	$126	$82

COMMITMENTS AND CONTINGENCIES (Tables)	12 Months Ended
Dec. 31, 2012
Future minimum lease payments under operating leases

At December 31, 2012, our future minimum lease payments under operating leases (with initial or remaining noncancelable lease terms in excess of one year) were as follows:

Year	Amount
2013	$7
2014	5
2015	4
2016	3
2017	1
Thereafter	—

Total future minimum lease payments	$20

Business and Significant Accounting Policies - Additional Information (Detail) (USD $)	1 Months Ended	3 Months Ended		12 Months Ended
	Nov. 30, 2008	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Business And Significant Accounting Policies Textual [Abstract]
Percentage of total revenue represented by TCEH		28.00%	29.00%	29.00%	33.00%	36.00%
Principal amount of transition bonds issued		$ 1,300,000,000		$ 1,300,000,000
Number of entities that would possibly be bankrupt		In the event of a bankruptcy of one or more of those entities		In the event of a bankruptcy of one or more of those entities
Percentage of equity interest sold in the event of bankruptcy	19.75%
Maturity of cash equivalents				three months or less
Equity allowance for funds used during construction				$ 1,000,000	$ 0	$ 0
Allowance for funds used during construction				30 days
Oncor
Business And Significant Accounting Policies Textual [Abstract]
Percentage of membership interest owned by company		80.03%		80.03%
Texas Transmission
Business And Significant Accounting Policies Textual [Abstract]
Percentage of membership interest owned by company		19.75%		19.75%

Regulatory Matters - Additional Information (Detail) (USD $)	1 Months Ended	12 Months Ended
	Sep. 30, 2008	Dec. 31, 2012	Jan. 31, 2012	Jun. 30, 2011	May 31, 2011	Jan. 31, 2011 Location Item	Oct. 31, 2010 Entity	Aug. 31, 2009 Location
Regulatory Matters Textual [Abstract]
Number of original jurisdiction cities						203		204
Number of other parties appealed various portions of rate review final order to a state district court,							4
Number of issues which revised the judgment						2
Increase in base rate				$ 93,000,000	$ 137,000,000
Increase in amortization of regulatory assets		24,000,000
Tax expense on amortization of regulatory assets		14,000,000
Percentage of debt in capital structure			60.00%
Percentage of equity in capital structure			40.00%
Percentage of return on equity			10.25%
Retrospective franchise fee payments		22,000,000
Under-recovered wholesale transmission service expense		60,000,000
Under-recovered wholesale transmission service expense after tax		40,000,000
Refund to customers	72,000,000
Minimum amount of capital spending		3,600,000,000
Period committed for minimum capital spending		5 years
Additional amount committed to spend		100,000,000
Letter of credit to secure payment obligations		$ 170,000,000

Regulatory Assets and Liabilities (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013		Dec. 31, 2012		Dec. 31, 2011
Regulatory Assets And Liabilities [Line Items]
Carrying Amount, Regulatory Assets	$ 2,063		$ 2,093		$ 2,007
Carrying Amount, Regulatory Liabilities	349		305		277
Net regulatory asset	1,714		1,788		1,730
Generation-related regulatory assets securitized by transition bonds
Regulatory Assets And Liabilities [Line Items]
Remaining Rate Recovery/ Amortization Period	3 years	[1],[2]	4 years	[1],[3]
Carrying Amount, Regulatory Assets	379	[1],[2]	409	[1],[2],[3]	531	[1],[3]
Employee retirement costs
Regulatory Assets And Liabilities [Line Items]
Remaining Rate Recovery/ Amortization Period	7 years		7 years
Carrying Amount, Regulatory Assets	83		87		103
Employee retirement costs to be reviewed
Regulatory Assets And Liabilities [Line Items]
Remaining Rate Recovery/ Amortization Period	To be determined	[4],[5]	To be determined	[4],[5]
Carrying Amount, Regulatory Assets	195	[4],[5]	186	[4],[5]	74	[4],[5]
Employee retirement liability
Regulatory Assets And Liabilities [Line Items]
Remaining Rate Recovery/ Amortization Period	To be determined	[1],[4],[6]	To be determined	[1],[4],[6]
Carrying Amount, Regulatory Assets	720	[1],[4],[6]	738	[1],[4],[6]	707	[1],[4],[6]
Self-insurance reserve (primarily storm recovery costs)-net
Regulatory Assets And Liabilities [Line Items]
Remaining Rate Recovery/ Amortization Period	7 years		7 years
Carrying Amount, Regulatory Assets	182		190		221
Self-insurance reserve to be reviewed
Regulatory Assets And Liabilities [Line Items]
Remaining Rate Recovery/ Amortization Period	To be determined	[4],[5]	To be determined	[4],[5]
Carrying Amount, Regulatory Assets	131	[4],[5]	128	[4],[5]	71	[4],[5]
Securities reacquisition costs (pre-industry restructure)
Regulatory Assets And Liabilities [Line Items]
Remaining Rate Recovery/ Amortization Period	4 years		5 years
Carrying Amount, Regulatory Assets	39		41		48
Securities reacquisition costs (post-industry restructure)-net
Regulatory Assets And Liabilities [Line Items]
Remaining Rate Recovery/ Amortization Period	Terms of related debt		Terms of related debt
Carrying Amount, Regulatory Assets	15		22		2
Recoverable amounts in lieu of deferred income taxes-net
Regulatory Assets And Liabilities [Line Items]
Remaining Rate Recovery/ Amortization Period	Life of related asset or liability		Life of related asset or liability
Carrying Amount, Regulatory Assets	63		71		104
Rate review expenses
Regulatory Assets And Liabilities [Line Items]
Remaining Rate Recovery/ Amortization Period	Largely 2 years	[1]	Largely 3 years	[1]
Carrying Amount, Regulatory Assets	6	[1]	6	[1]	11	[1]
Rate review expenses to be reviewed
Regulatory Assets And Liabilities [Line Items]
Remaining Rate Recovery/ Amortization Period			To be determined	[4],[5]
Carrying Amount, Regulatory Assets			1	[4],[5]	1	[4],[5]
Advanced meter customer education costs
Regulatory Assets And Liabilities [Line Items]
Remaining Rate Recovery/ Amortization Period	7 years	[4]	7 years	[4]
Carrying Amount, Regulatory Assets	9	[4]	10	[4]	9	[4]
Deferred conventional meter depreciation
Regulatory Assets And Liabilities [Line Items]
Remaining Rate Recovery/ Amortization Period	Largely 8 years		8 years
Carrying Amount, Regulatory Assets	163		152		107
Deferred advanced metering system costs
Regulatory Assets And Liabilities [Line Items]
Remaining Rate Recovery/ Amortization Period	7 years		7 years
Carrying Amount, Regulatory Assets	20		2
Energy efficiency performance bonus
Regulatory Assets And Liabilities [Line Items]
Remaining Rate Recovery/ Amortization Period	1 year	[1]	1 year	[1]
Carrying Amount, Regulatory Assets	7	[1]	9	[1]	8	[1]
Under-recovered wholesale transmission service expense
Regulatory Assets And Liabilities [Line Items]
Remaining Rate Recovery/ Amortization Period	1 year	[1],[4]	1 year	[1],[4]
Carrying Amount, Regulatory Assets	49	[1],[4]	40	[1],[4]
Wholesale transmission settlement costs
Regulatory Assets And Liabilities [Line Items]
Remaining Rate Recovery/ Amortization Period			Not applicable
Carrying Amount, Regulatory Assets					9
Energy efficiency programs
Regulatory Assets And Liabilities [Line Items]
Remaining Rate Recovery/ Amortization Period	Not applicable	[1]	Not applicable	[1]
Carrying Amount, Regulatory Assets			1	[1]
Other regulatory assets
Regulatory Assets And Liabilities [Line Items]
Remaining Rate Recovery/ Amortization Period	Various		Not applicable
Carrying Amount, Regulatory Assets	2		1		1
Estimated net removal costs
Regulatory Assets And Liabilities [Line Items]
Remaining Rate Recovery/ Amortization Period	Life of utility plant		Life of utility plant	[3]
Carrying Amount, Regulatory Liabilities	279		244	[3]	115	[3]
Investment tax credit and protected excess deferred taxes
Regulatory Assets And Liabilities [Line Items]
Remaining Rate Recovery/ Amortization Period	Various		Various	[3]
Carrying Amount, Regulatory Liabilities	26		28	[3]	33	[3]
Over-collection of transition bond revenues
Regulatory Assets And Liabilities [Line Items]
Remaining Rate Recovery/ Amortization Period	3 years	[1],[2]	4 years	[1],[3]
Carrying Amount, Regulatory Liabilities	32	[1],[2]	33	[1],[2],[3]	37	[1],[3]
Deferred advanced metering system revenues
Regulatory Assets And Liabilities [Line Items]
Remaining Rate Recovery/ Amortization Period			7 years	[3]
Carrying Amount, Regulatory Liabilities					52	[3]
Committed spending for demand-side management initiatives
Regulatory Assets And Liabilities [Line Items]
Remaining Rate Recovery/ Amortization Period			Not applicable	[1],[3]
Carrying Amount, Regulatory Liabilities					25	[1],[3]
Over-recovered wholesale transmission service expense
Regulatory Assets And Liabilities [Line Items]
Remaining Rate Recovery/ Amortization Period			1 year	[1],[3],[4]
Carrying Amount, Regulatory Liabilities					13	[1],[3],[4]
Energy efficiency programs
Regulatory Assets And Liabilities [Line Items]
Remaining Rate Recovery/ Amortization Period	Not applicable	[1]	Not applicable	[1],[3]
Carrying Amount, Regulatory Liabilities	$ 12	[1]	$ 0	[1],[3]	$ 2	[1],[3]

[1]	Not earning a return in the regulatory rate-setting process.
[2]	Bondco net regulatory assets of $312 million at March 31, 2013 consisted of $344 million included in generation-related regulatory assets net of the regulatory liability for over-collection of transition bond revenues of $32 million. Bondco net regulatory assets of $335 million at December 31, 2012 consisted of $368 million included in generation-related regulatory assets net of the regulatory liability for over-collection of transition bond revenues of $33 million.
[3]	Bondco net regulatory assets of $335 million at December 31, 2012 consisted of $368 million included in generation-related regulatory assets net of the regulatory liability for over-collection of transition bond revenues of $33 million. Bondco net regulatory assets of $427 million at December 31, 2011 consisted of $464 million included in generation-related regulatory assets net of the regulatory liability for over-collection of transition bond revenues of $37 million.
[4]	Recovery is specifically authorized by statute or by the PUCT, subject to reasonableness review.
[5]	Costs incurred since the period covered under the last rate review.
[6]	Represents unfunded liabilities recorded in accordance with pension and OPEB accounting standards.

Regulatory Assets and Liabilities (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013		Dec. 31, 2012		Dec. 31, 2011
Regulatory Assets And Liabilities [Line Items]
Net regulatory asset	$ 1,714		$ 1,788		$ 1,730
Carrying Amount, Regulatory Assets	2,063		2,093		2,007
Carrying Amount, Regulatory Liabilities	349		305		277
Generation-related regulatory assets securitized by transition bonds
Regulatory Assets And Liabilities [Line Items]
Carrying Amount, Regulatory Assets	379	[1],[2]	409	[1],[2],[3]	531	[1],[3]
Over-collection of transition bond revenues
Regulatory Assets And Liabilities [Line Items]
Carrying Amount, Regulatory Liabilities	32	[1],[2]	33	[1],[2],[3]	37	[1],[3]
Bondco
Regulatory Assets And Liabilities [Line Items]
Net regulatory asset	312		335		427
Bondco | Generation-related regulatory assets securitized by transition bonds
Regulatory Assets And Liabilities [Line Items]
Carrying Amount, Regulatory Assets	344		368		464
Bondco | Over-collection of transition bond revenues
Regulatory Assets And Liabilities [Line Items]
Carrying Amount, Regulatory Liabilities	$ 32		$ 33		$ 37

[1]	Not earning a return in the regulatory rate-setting process.
[2]	Bondco net regulatory assets of $312 million at March 31, 2013 consisted of $344 million included in generation-related regulatory assets net of the regulatory liability for over-collection of transition bond revenues of $32 million. Bondco net regulatory assets of $335 million at December 31, 2012 consisted of $368 million included in generation-related regulatory assets net of the regulatory liability for over-collection of transition bond revenues of $33 million.
[3]	Bondco net regulatory assets of $335 million at December 31, 2012 consisted of $368 million included in generation-related regulatory assets net of the regulatory liability for over-collection of transition bond revenues of $33 million. Bondco net regulatory assets of $427 million at December 31, 2011 consisted of $464 million included in generation-related regulatory assets net of the regulatory liability for over-collection of transition bond revenues of $37 million.

Borrowings Under Credit Facilities - Additional Information (Detail) (USD $)	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Borrowings Under Credit Facilities Textual [Abstract]
Expiration of revolving credit facility	Oct 1, 2016		Oct 1, 2016
Outstanding borrowing under the revolving credit facility			$ 4,000,000
Letters of credit	6,000,000		6,000,000	6,000,000
Outstanding borrowings	LIBOR plus 1.50%		LIBOR plus 1.25%
Outstanding borrowings bore interest at LIBOR	1.50%		1.25%
Letter of credit bore interest	1.50%		1.25%
Commitment fee	0.23%		0.18%
Borrowing capacity available under the credit facility	1,417,000,000		1,659,000,000	1,602,000,000
Percentage of fair value and cost of property additions	85.00%		85.00%
Available bond credits	1,945,000,000
Additional potential indebtedness	708,000,000
Net increase in short-term borrowings	(242,000,000)	(346,000,000)	(343,000,000)	(15,000,000)	239,000,000
Defaults on indebtedness in principal amount			100,000,000
Receipt of judgments for payment			50,000,000
Period of Payment			60 days
Minimum
Borrowings Under Credit Facilities Textual [Abstract]
Debt-to-capitalization ratio			44.00%
Senior debt-to-capitalization ratio			65.00%
Maximum
Borrowings Under Credit Facilities Textual [Abstract]
Debt-to-capitalization ratio			100.00%
Senior debt-to-capitalization ratio			100.00%
Secured Revolving Credit Facility
Borrowings Under Credit Facilities Textual [Abstract]
Secured revolving credit facility	2,400,000,000		2,400,000,000
Remaining available capacity under line of credit facility	100,000,000		100,000,000
Net increase in short-term borrowings			400,000,000
Revolving Credit Facility
Borrowings Under Credit Facilities Textual [Abstract]
Outstanding borrowing under the revolving credit facility	$ 977,000,000		$ 735,000,000	$ 392,000,000
Outstanding borrowing, interest rate	1.70%		1.46%	1.40%
Libor agreement interest rate based on federal funds effective rate	0.50%		0.50%
Libor agreement interest rate based on Libor	1.00%		1.00%
Prior period interest of LIBOR agreement	(i) LIBOR plus a spread ranging from 1.00% to 1.75% depending on credit ratings assigned to our senior secured non-credit enhanced long-term debt or (ii) an alternate base rate (the highest of (1) the prime rate of JPMorgan Chase, (2) the federal funds effective rate plus 0.50%, and (3) daily one-month LIBOR plus 1.00%) plus a spread ranging from 0.00% to 0.75% depending on credit ratings assigned to our senior secured non-credit enhanced long-term debt		(i) LIBOR plus a spread ranging from 1.00% to 1.75% depending on credit ratings assigned to our senior secured non-credit enhanced long-term debt or (ii) an alternate base rate (the highest of (1) the prime rate of JPMorgan Chase, (2) the federal funds effective rate plus 0.50%, and (3) daily one-month LIBOR plus 1.00%) plus a spread ranging from 0.00% to 0.75% depending on credit ratings assigned to our senior secured non-credit enhanced long-term debt.
Revolving Credit Facility | Minimum
Borrowings Under Credit Facilities Textual [Abstract]
Libor rate depending on credit ratings	1.00%		1.00%
Libor agreement interest rate plus	0.00%		0.00%
Commitment rate reduction under the revolving credit facility	0.10%		0.10%
Revolving Credit Facility | Maximum
Borrowings Under Credit Facilities Textual [Abstract]
Libor rate depending on credit ratings	1.75%		1.75%
Libor agreement interest rate plus	0.75%		0.75%
Commitment rate reduction under the revolving credit facility	0.28%		0.28%

Summary of Long-Term Debt (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013		Dec. 31, 2012		Dec. 31, 2011
Long-term debt
Unamortized discount			$ 35
Total long-term debt, less amounts due currently	5,374		5,400		5,144
Oncor
Long-term debt
Unamortized discount	(33)	[1]	(35)	[1],[2]	(38)	[2]
Less amount due currently					(376)	[2]
Total long-term debt, less amounts due currently	5,092		5,090	[2]	4,711	[2]
Oncor | 6.375% Fixed Senior Notes due May 1, 2012
Long-term debt
Fixed Senior Note					376	[2]
Oncor | 5.950% Fixed Senior Notes due September 1, 2013
Long-term debt
Fixed Senior Note					524	[2]
Oncor | 6.375% Fixed Senior Notes due January 15, 2015
Long-term debt
Fixed Senior Note	500	[3]	500	[2],[3]	500	[2]
Oncor | 5.000% Fixed Senior Notes due September 30, 2017
Long-term debt
Fixed Senior Note	324	[3]	324	[2],[3]	324	[2]
Oncor | 6.800% Fixed Senior Notes due September 1, 2018
Long-term debt
Fixed Senior Note	550	[3]	550	[2],[3]	550	[2]
Oncor | 5.750% Fixed Senior Notes due September 30, 2020
Long-term debt
Fixed Senior Note	126	[3]	126	[2],[3]	126	[2]
Oncor | 4.100% Fixed Senior Notes due June 1, 2022
Long-term debt
Fixed Senior Note	400	[3]	400	[2],[3]
Oncor | 7.000% Fixed Debentures due September 1, 2022
Long-term debt
Fixed Senior Note	800	[3]	800	[2],[3]	800	[2]
Oncor | 7.000% Fixed Senior Notes due May 1, 2032
Long-term debt
Fixed Senior Note	500	[3]	500	[2],[3]	500	[2]
Oncor | 7.250% Fixed Senior Notes due January 15, 2033
Long-term debt
Fixed Senior Note	350	[3]	350	[2],[3]	350	[2]
Oncor | 7.500% Fixed Senior Notes due September 1, 2038
Long-term debt
Fixed Senior Note	300	[3]	300	[2],[3]	300	[2]
Oncor | 5.250% Fixed Senior Notes due June 1, 2042
Long-term debt
Fixed Senior Note	475	[3]	475	[2],[3]	475	[2]
Oncor | 4.550% Fixed Senior Notes due December 1, 2041
Long-term debt
Fixed Senior Note	300	[3]	300	[2],[3]	300	[2]
Oncor | 5.300% Fixed Senior Notes due June 1, 2042
Long-term debt
Fixed Senior Note	500	[3]	500	[2],[3]
Oncor Electric Delivery Transition Bond Company LLC
Long-term debt
Unamortized discount			(1)	[1]	(3)	[1]
Less amount due currently			(125)	[1]	(118)	[1]
Total long-term debt, less amounts due currently			310		433
Oncor Electric Delivery Transition Bond Company LLC | 4.950% Fixed Series 2003 Bonds due in semiannual installments through February 15, 2013
Long-term debt
Fixed Bonds			10	[1]	56	[1]
Oncor Electric Delivery Transition Bond Company LLC | 5.420% Fixed Series 2003 Bonds due in semiannual installments through August 15, 2015
Long-term debt
Fixed Bonds			145	[1],[4]	145	[1],[4]
Oncor Electric Delivery Transition Bond Company LLC | 4.810% Fixed Series 2004 Bonds due in semiannual installments through November 15, 2012
Long-term debt
Fixed Bonds					63	[1]
Oncor Electric Delivery Transition Bond Company LLC | 5.290% Fixed Series 2004 Bonds due in semiannual installments through May 15, 2016
Long-term debt
Fixed Bonds			281	[1]	290	[1]
Bondco
Long-term debt
Unamortized discount	(1)	[1]	(1)	[1]
Less amount due currently	(126)	[1]	(125)	[1]	(118)
Total long-term debt, less amounts due currently	282		310		433
Bondco | 4.950% Fixed Series 2003 Bonds due in semiannual installments through February 15, 2013
Long-term debt
Fixed Bonds			10	[1]
Bondco | 5.420% Fixed Series 2003 Bonds due in semiannual installments through August 15, 2015
Long-term debt
Fixed Bonds	128	[1]	145	[1]
Bondco | 5.290% Fixed Series 2004 Bonds due in semiannual installments through May 15, 2016
Long-term debt
Fixed Bonds	$ 281	[1]	$ 281	[1]

[1]	The transition bonds are nonrecourse to Oncor and were issued to securitize a regulatory asset.
[2]	Secured by first priority lien on certain transmission and distribution assets equally and ratably with all of Oncor's other secured indebtedness. See "Deed of Trust" below for additional information.
[3]	Secured by first priority lien on certain transmission and distribution assets equally and ratably with all of Oncor's other secured indebtedness. See "Deed of Trust" in Note 6 to Financial Statements in our 2012 Form 10-K for additional information.
[4]	Principal payments commence in February 2013.

Summary of Long-Term Debt (Parenthetical) (Detail)	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Oncor | 6.375% Fixed Senior Notes due May 1, 2012
Debt Instrument [Line Items]
Percentage of interest		6.38%	6.38%
Oncor | 5.950% Fixed Senior Notes due September 1, 2013
Debt Instrument [Line Items]
Percentage of interest		5.95%	5.95%
Oncor | 6.375% Fixed Senior Notes due January 15, 2015
Debt Instrument [Line Items]
Percentage of interest	6.38%	6.38%	6.38%
Oncor | 5.000% Fixed Senior Notes due September 30, 2017
Debt Instrument [Line Items]
Percentage of interest	5.00%	5.00%	5.00%
Oncor | 6.800% Fixed Senior Notes due September 1, 2018
Debt Instrument [Line Items]
Percentage of interest	6.80%	6.80%	6.80%
Oncor | 5.750% Fixed Senior Notes due September 30, 2020
Debt Instrument [Line Items]
Percentage of interest	5.75%	5.75%	5.75%
Oncor | 4.100% Fixed Senior Notes due June 1, 2022
Debt Instrument [Line Items]
Percentage of interest	4.10%	4.10%	4.10%
Oncor | 7.000% Fixed Debentures due September 1, 2022
Debt Instrument [Line Items]
Percentage of interest	7.00%	7.00%	7.00%
Oncor | 7.000% Fixed Senior Notes due May 1, 2032
Debt Instrument [Line Items]
Percentage of interest	7.00%	7.00%	7.00%
Oncor | 7.250% Fixed Senior Notes due January 15, 2033
Debt Instrument [Line Items]
Percentage of interest	7.25%	7.25%	7.25%
Oncor | 7.500% Fixed Senior Notes due September 1, 2038
Debt Instrument [Line Items]
Percentage of interest	7.50%	7.50%	7.50%
Oncor | 5.250% Fixed Senior Notes due June 1, 2042
Debt Instrument [Line Items]
Percentage of interest	5.25%	5.25%	5.25%
Oncor | 4.550% Fixed Senior Notes due December 1, 2041
Debt Instrument [Line Items]
Percentage of interest	4.55%	4.55%	4.55%
Oncor | 5.300% Fixed Senior Notes due June 1, 2042
Debt Instrument [Line Items]
Percentage of interest	5.30%	5.30%	5.30%
Oncor Electric Delivery Transition Bond Company LLC | 4.950% Fixed Series 2003 Bonds due in semiannual installments through February 15, 2013
Debt Instrument [Line Items]
Percentage of interest		4.95%	4.95%
Oncor Electric Delivery Transition Bond Company LLC | 5.420% Fixed Series 2003 Bonds due in semiannual installments through August 15, 2015
Debt Instrument [Line Items]
Percentage of interest		5.42%	5.42%
Oncor Electric Delivery Transition Bond Company LLC | 4.810% Fixed Series 2004 Bonds due in semiannual installments through November 15, 2012
Debt Instrument [Line Items]
Percentage of interest		4.81%	4.81%
Oncor Electric Delivery Transition Bond Company LLC | 5.290% Fixed Series 2004 Bonds due in semiannual installments through May 15, 2016
Debt Instrument [Line Items]
Percentage of interest		5.29%	5.29%
Bondco | 4.950% Fixed Series 2003 Bonds due in semiannual installments through February 15, 2013
Debt Instrument [Line Items]
Percentage of interest	4.95%	4.95%
Bondco | 5.420% Fixed Series 2003 Bonds due in semiannual installments through August 15, 2015
Debt Instrument [Line Items]
Percentage of interest	5.42%	5.42%
Bondco | 5.290% Fixed Series 2004 Bonds due in semiannual installments through May 15, 2016
Debt Instrument [Line Items]
Percentage of interest	5.29%	5.29%

Long-Term Debt - Additional Information (Detail) (USD $)	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Long Term Debt Textual [Abstract]
Repayments of long-term debt	$ 27,000,000	$ 26,000,000	$ 1,018,000,000	$ 113,000,000	$ 108,000,000
Estimated fair value of our long-term debt including current maturities total	6,565,000,000		6,568,000,000	6,705,000,000
Carrying amount	5,500,000,000		5,525,000,000	5,638,000,000
Transition bond			118,000,000
Redemption price percentage			100.00%
Redemption premium			33,000,000
Issue of senior notes			900,000,000	300,000,000	475,000,000
Net proceeds from sale of notes			890,000,000
Interest payable, description			Notes at a price equal to 100% of their principal amount, plus accrued and unpaid interest
Interest payable			100.00%
Fair value or cost of property additions certified to the Deed of Trust collateral agent			85.00%
Available bond credits			2,200,000,000
Future debt subject to property additions to the Deed of Trust			731,000,000
Loss related to the fair value of the hedge transaction in accumulated other comprehensive income				46,000,000
Loss related to the fair value of the hedge transaction in accumulated other comprehensive income after tax				29,000,000
Oncor | 6.375% Fixed Senior Notes due May 1, 2012
Long Term Debt Textual [Abstract]
Repayments of long-term debt			376,000,000
Percentage of interest			6.38%	6.38%
Oncor | 5.950% Fixed Senior Notes due September 1, 2013
Long Term Debt Textual [Abstract]
Repayments of long-term debt			524,000,000
Percentage of interest			5.95%	5.95%
Oncor | 4.100% Fixed Senior Notes due June 1, 2022
Long Term Debt Textual [Abstract]
Percentage of interest	4.10%		4.10%	4.10%
Issue of senior notes			400,000,000
Oncor | 5.300% Fixed Senior Notes due June 1, 2042
Long Term Debt Textual [Abstract]
Percentage of interest	5.30%		5.30%	5.30%
Issue of senior notes			500,000,000
Oncor | 4.550% Fixed Senior Notes due December 1, 2041
Long Term Debt Textual [Abstract]
Percentage of interest	4.55%		4.55%	4.55%
Issue of senior notes				300,000,000
Net proceeds from sale of notes			$ 297,000,000

Commitments and Contingencies - Additional Information (Detail) (USD $)	1 Months Ended	3 Months Ended	12 Months Ended
	Jan. 31, 2011	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Oct. 31, 2010 Item
Commitments And Contingencies Textual [Abstract]
Aggregate maximum amount of residual values guaranteed		$ 7,000,000
Average life of the residual value guarantees under the lease portfolio		1 year 9 months 18 days	1 year 8 months 12 days
Guarantee of repayment of borrowings		7,000,000	7,000,000
Outstanding borrowings		0
Rent expenses			15,000,000	15,000,000	15,000,000
Minimum capital spending			3,600,000,000
Period committed for minimum capital spending			5 years
Estimated residual recoveries			62,000,000
Outstanding borrowings			4,000,000
Postage stamp price			100.00%
Number of additional issue						2
Mitigated transmission deficit position			8,000,000
Payment for settlement issue			9,000,000
Settlement payment through TCRF billings			9,000,000
TCOS revenue request by CPSB	22,000,000
Period of filing	16 months
Amount responsible by Oncor	$ 11,000,000

Membership Interests - Additional information (Detail) (USD $) In Millions, unless otherwise specified	1 Months Ended	3 Months Ended	12 Months Ended					1 Months Ended
	Feb. 28, 2013	Mar. 31, 2013	Dec. 31, 2012	Feb. 13, 2013	Mar. 31, 2013 Oncor	Mar. 31, 2013 Texas Transmission	Mar. 31, 2013 Other Holders	May 31, 2013 Subsequent Event [Member]
Membership Interests Textual [Abstract]
Declaration of cash distribution to members	$ 50							$ 70
Assumed debt to equity ratio, debt		60.00%	60.00%
Assumed debt to equity ratio, equity		40.00%	40.00%
Regulatory capitalization ratio, debt		58.60%	58.80%
Regulatory capitalization ratio, equity		41.40%	41.20%
Cash available for distribution under the capital structure restriction		196	167	50
Ownership					80.03%
Ownership held by Texas transmission						19.75%	0.22%
Number of cash commitments			2
Non cash impact			860
Cash commitments			72
Cash commitments after tax			46
Additional energy efficiency			100
Membership interest available for distribution under the cumulative net income restriction			$ 420

Summary of Changes to Membership Interests (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended													12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Changes to membership interests
Beginning balance	$ 7,304					$ 7,212		$ 7,181					$ 6,988	$ 7,181	$ 6,988
Net income	87	28	[1]	139	[1]	107	[1]	75	[1]	66	144	92	65	349	367	352
Distributions to members (Note 7)	(50)							(45)						(225)	(145)	(211)
Net effects of cash flow hedges (net of tax)	1							1						3
Defined benefit pension plans (net of tax)	(1)													(3)
Ending Balance	7,341	7,304						7,212		7,181				7,304	7,181	6,988
Capital Accounts [Member]
Changes to membership interests
Beginning balance	7,335							7,212						7,212
Net income	87							75
Distributions to members (Note 7)	(50)							(45)
Ending Balance	7,372							7,242
Accumulated Other Comprehensive Income (Loss)
Changes to membership interests
Beginning balance	(31)							(31)						(31)
Net effects of cash flow hedges (net of tax)	1							1
Defined benefit pension plans (net of tax)	(1)
Ending Balance	$ (31)							$ (30)

[1]	Fourth quarter 2012 reflects a $57 million charge to expense associated with the SARs settlement (see Note 10).

Changes to Accumulated Other Comprehensive Income (Loss) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2010	Dec. 31, 2009
Changes to accumulated other comprehensive income (loss)
Cash Flow Hedges - Interest Rate Swap, Beginning balance	$ (28)
Defined Benefit Pension and OPEB Plans, Beginning balance	(3)
Accumulated Other Comprehensive Income (Loss), Beginning Balance	(31)	(31)	(2)	(2)
Defined benefit pension plans (net of tax)	(1)	(3)
Amounts reclassified from accumulated other comprehensive income (loss) and reported in:
Amounts reclassified from accumulated other comprehensive income (expense)	1
Total amounts reclassified from accumulated other comprehensive income (expense)	1
Cash Flow Hedges - Interest Rate Swap, Ending balance	(27)	(28)
Defined Benefit Pension and OPEB Plans, Ending balance	(4)	(3)
Accumulated Other Comprehensive Income (Loss), Ending Balance	(31)	(31)	(2)	(2)
Interest And Related Charges
Amounts reclassified from accumulated other comprehensive income (loss) and reported in:
Amounts reclassified from accumulated other comprehensive income (expense)	1
Total amounts reclassified from accumulated other comprehensive income (expense)	1
Accumulated Other Comprehensive Income (Loss)
Changes to accumulated other comprehensive income (loss)
Defined benefit pension plans (net of tax)	$ (1)

Pension and Other Postretirement Employee Benefits (OPEB) Plans - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended						12 Months Ended							3 Months Ended	12 Months Ended						3 Months Ended					3 Months Ended	7 Months Ended	8 Months Ended	10 Months Ended	12 Months Ended		3 Months Ended
	Mar. 31, 2013 OptionPlan	Dec. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Minimum	Dec. 31, 2012 Maximum	Dec. 31, 2012 Retirement Plan	Dec. 31, 2012 Pension Plans		Dec. 31, 2011 Pension Plans		Dec. 31, 2010 Pension Plans		Dec. 31, 2012 Pension Plans Retirement Plan	Mar. 31, 2013 OPEB Plan	Dec. 31, 2012 OPEB Plan		Dec. 31, 2011 OPEB Plan		Dec. 31, 2010 OPEB Plan		Mar. 31, 2013 Oncor Retirement Plan	Mar. 31, 2013 EFH Retirement Plan	Mar. 31, 2013 Oncor Retirement Plan (recoverable portion)	Dec. 31, 2012 Pension and OPEB costs	Dec. 31, 2011 Pension and OPEB costs	Mar. 31, 2013 Employee retirement costs	Jul. 31, 2012 Employee retirement costs	Aug. 31, 2012 Employee retirement costs	Oct. 31, 2012 Employee retirement costs	Dec. 31, 2012 Employee retirement costs	Dec. 31, 2011 Employee retirement costs	Mar. 31, 2013 OPEB Costs
Defined Benefit Plan Disclosure [Line Items]
Number of defined pension plans in which the Company participates	2
Discount rate									5.00%	[1]	5.50%	[1]	5.90%	[1]		4.10%	4.95%	[1]	5.55%	[1]	5.90%	[1]	4.10%	4.30%					5.00%	4.15%	4.20%
Expected return on plan assets			6.70%						7.40%		7.70%		8.00%			6.70%	6.80%		7.10%		7.60%			5.40%	6.16%							4.10%
Cash contributions		$ 259	$ 104	$ 193	$ 61				$ 93		$ 175						$ 11		$ 18									$ 6						$ 3
Additional cash contributions																												4						9
Carrying Amount, Regulatory Assets	2,063	2,093	2,093	2,007																						1,011	884	83				87	103
Treasury bond			30 years
Realized and unrealized gains or losses in the market value of assets			4 years
Percentage of gain and losses			25.00%
Number of corporate bonds			332
Net periodic cost									70								26
Net periodic cost1									1								20
Funding for the pension plans, based on the funded status		115	115					10	(711)		(673)				395		(723)		(612)
Employee benefit plan plan under thrift plan			$ 12	$ 12	$ 11
Percentage of Regular Salary			75.00%
Percentage of salary of employees ears threshold						1.00%	16.00%
Maximum employees who covered under cash balance formula EFH retirement plan			100.00%
Percentage of employees who covered under cash balance formula EFH			6.00%
Maximum percentage of Employees who covered under the traditional retirement plan			75.00%
Percentage of employees who covered under the traditional retirement plan			6.00%

[1]	As a result of the amendments discussed above, the discount rate reflected in net pension costs for January through July 2012 was 5.00%, for August through September 2012 was 4.15% and for October through December 2012 was 4.20%.

Summary of Net Costs Related to Pension and OPEB Plans (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended			3 Months Ended		7 Months Ended	8 Months Ended	10 Months Ended	12 Months Ended	3 Months Ended		12 Months Ended						3 Months Ended	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2013 Employee retirement costs	Mar. 31, 2012 Employee retirement costs	Jul. 31, 2012 Employee retirement costs	Aug. 31, 2012 Employee retirement costs	Oct. 31, 2012 Employee retirement costs	Dec. 31, 2012 Employee retirement costs	Mar. 31, 2013 OPEB Costs	Mar. 31, 2012 OPEB Costs	Dec. 31, 2012 Pension Plans		Dec. 31, 2011 Pension Plans		Dec. 31, 2010 Pension Plans		Mar. 31, 2013 OPEB Plan	Dec. 31, 2012 OPEB Plan		Dec. 31, 2011 OPEB Plan		Dec. 31, 2010 OPEB Plan
Assumptions Used to Determine Net Periodic Pension and Benefit Cost:
Discount rate								5.00%	4.15%	4.20%				5.00%	[1]	5.50%	[1]	5.90%	[1]	4.10%	4.95%	[1]	5.55%	[1]	5.90%	[1]
Expected return on plan assets			6.70%								4.10%			7.40%		7.70%		8.00%		6.70%	6.80%		7.10%		7.60%
Rate of compensation increase														3.81%		3.74%		3.71%
Components of Net Pension and Benefit Cost:
Service cost						$ 6	$ 5					$ 1	$ 1	$ 23		$ 20		$ 19			$ 5		$ 7		$ 6
Interest cost						31	27					10	10	106		110		106			39		54		52
Expected return on assets						(30)	(26)					(3)	(3)	(109)		(99)		(97)			(12)		(14)		(15)
Amortization of net transition obligation																					1		1		1
Amortization of prior service cost (credit)												(5)	(5)			1		1			(20)		(1)		(1)
Amortization of net loss														78		63		38			14		27		20
Settlement charges														81
Net cost						24	25					9	6	179		95		67			27		74		63
Amortization of net loss						17	19					6	3	78		63		38			14		27		20
Total net pension and OPEB costs	33	31	206	169	130
Less amounts deferred principally as property or a regulatory asset	(24)	(22)	169	132	93
Net amounts recognized as expense	9	9	37	37	37
Other Changes in Plan Assets and Benefit Obligations Recognized as Regulatory Assets or in Other Comprehensive Income :
Net loss (gain)														110		106		124			83		(91)		75
Prior service cost (credit)																							(127)		1
Amortization of net loss						(17)	(19)					(6)	(3)	(78)		(63)		(38)			(14)		(27)		(20)
Amortization of transition obligation (asset)																					(1)		(1)		(1)
Amortization of prior service (cost) credit																(1)		(1)			20		1
Settlement charges														(81)
Curtailment														(5)
Total recognized as regulatory assets or other comprehensive income														(54)		42		85			88		(245)		55
Total recognized in net periodic pension and benefit costs and as regulatory assets or other comprehensive income														$ 125		$ 137		$ 152			$ 115		$ (171)		$ 118
Assumptions Used to Determine Benefit Obligations at Period End:
Discount rate														4.10%		5.00%		5.50%			4.10%		4.95%		5.55%
Rate of compensation increase														3.94%		3.81%		3.74%

[1]	As a result of the amendments discussed above, the discount rate reflected in net pension costs for January through July 2012 was 5.00%, for August through September 2012 was 4.15% and for October through December 2012 was 4.20%.

Related-Party Transaction - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended				3 Months Ended		12 Months Ended			1 Months Ended	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2013 Texas Transmission and Investment LLC	Mar. 31, 2013 TCEH	Mar. 31, 2012 TCEH	Dec. 31, 2012 TCEH	Dec. 31, 2011 TCEH	Dec. 31, 2010 TCEH	Aug. 31, 2012 EFIH	Mar. 31, 2013 EFH Corp	Mar. 31, 2012 EFH Corp	Dec. 31, 2012 EFH Corp	Dec. 31, 2011 EFH Corp	Dec. 31, 2010 EFH Corp	Dec. 31, 2012 Texas Transmission and Investment LLC
Transactions with Third Party [Line Items]
Revenues	$ 225	$ 227	$ 962	$ 1,026	$ 1,061		$ 1	$ 1
Receivables related to electricity delivery fees							121		53	138
Electricity delivery fees							225	227	1,000	1,000	1,100
Interest income								7	16	32	37
Amounts received under the note receivable								10
Operation and maintenance expenses	167	164	669	658	616								8	7	35	38	40
Delivery fee surcharges							4	4	16	17	16
Amounts payable to members under the agreement	10					2							8
Current state income tax payable													27		22
Income tax payments to members			2										37		22
Income tax refunds from members				114									0	0
Letter of credit							10		11	12
Note receivable									179
Trade accounts and other receivables									41
Received against future interest reimbursement and obligation												159
Decrease in total membership interests due to sale of the related-party agreements												2
Regulatory liability									225	225
Limited partnership interest rate															19.50%	19.50%
Limited partnership interest rate, maximum carrying value															1	1
Equity losses related to interest															1	1	2
Amounts receivable from members under the agreement			27												22			5
Current income tax receivable, net			5
Liabilities in lieu of deferred income taxes															2,180	2,018
Uncertain tax positions (including accrued interest)	93		169	147											169	147
Amounts receivable from members related to income taxes				5														5
Federal income tax-related refunds from members other than EFH Corp.				25
Refunds from members other than EFH Corp															$ 5

Supplementary Financial Information - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended			12 Months Ended					3 Months Ended		12 Months Ended			3 Months Ended		12 Months Ended			3 Months Ended			12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2008	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Land easements	Dec. 31, 2012 Capitalized software	Mar. 31, 2013 TCEH	Mar. 31, 2012 TCEH	Dec. 31, 2012 TCEH	Dec. 31, 2011 TCEH	Dec. 31, 2010 TCEH	Mar. 31, 2013 REP Subsidiaries	Mar. 31, 2012 REP Subsidiaries	Dec. 31, 2012 REP Subsidiaries	Dec. 31, 2011 REP Subsidiaries	Dec. 31, 2010 REP Subsidiaries	Mar. 31, 2013 REP Subsidiaries Concentration Risk	Dec. 31, 2012 REP Subsidiaries Concentration Risk	Mar. 31, 2013 Other Customer	Dec. 31, 2012 Other Customer	Dec. 31, 2011 Other Customer	Dec. 31, 2010 Other Customer	Dec. 31, 2012 Bondco	Dec. 31, 2011 Bondco
Segment Reporting, Revenue Reconciling Item [Line Items]
Percentage of operating revenue									28.00%	29.00%	29.00%	33.00%	36.00%	16.00%	15.00%	15.00%	15.00%	15.00%			10.00%	10.00%	10.00%	10.00%
Nonaffiliated trade accounts receivable																			11.00%	12.00%
Unbilled revenue	$ 120			$ 147	$ 127
Aggregate amortization expenses	15	13		53	48	39
Goodwill	4,064			4,064	4,064
Liability for uncertain tax positions	29
Net reduction of the liability for uncertain tax positions	78
Reclassification to the liability	63
Reversal of accrued interest before tax	15
Reversal of accrued interest net of tax	10
Equity investment																									16	16
Face value of insurance policy				152	137
Surrender value of policy				65	46
Depreciation expense				3.90%	4.00%	4.00%
Weighted average useful lives of asset							89 years	5 years
Goodwill impairment charge			$ 860

Other Income and Deductions (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Other income:
Accretion of fair value adjustment (discount) to regulatory assets due to purchase accounting	$ 5	$ 6	$ 23	$ 29	$ 34
Net gain on sale of other properties and investments			3	1	2
Other		1
Total other income	5	7	26	30	36
Other deductions:
Professional fees	2	1	3	4	4
Equity losses in unconsolidated affiliate					2
SARs early exercise			57
Other	2		4	5	2
Total other deductions	$ 4	$ 1	$ 64	$ 9	$ 8

Interest Expense and Related Charges (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Interest Expense and Related Charges
Interest expense	$ 89	$ 92	$ 366	$ 359	$ 342
Amortization of fair value debt discounts resulting from purchase accounting					2
Amortization of debt issuance costs and discounts	7	1	18	3	5
Allowance for funds used during construction - capitalized interest portion	(2)	(2)	(10)	(3)	(2)
Total interest expense and related charges	$ 94	$ 91	$ 374	$ 359	$ 347

Trade Accounts Receivable (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Trade Accounts Receivable
Gross trade accounts receivable	$ 477	$ 395	$ 436
Trade accounts receivable from TCEH	(123)	(55)	(131)
Allowance for uncollectible accounts	(2)	(2)	(2)
Trade accounts receivable from nonaffiliates - net	$ 352	$ 338	$ 303

Investments and Other Property (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Summary of Investment balance
Total investments and other property	$ 84	$ 83	$ 73
Assets related to employee benefit plans, including employee savings programs, net of distributions
Summary of Investment balance
Total investments and other property	82	80	70
Land
Summary of Investment balance
Total investments and other property	$ 2	$ 3	$ 3

Property, Plant and Equipment (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2013
Assets in service:
Less accumulated depreciation	$ 5,407	$ 5,203		$ 5,519
Property, plant and equipment - net	11,318	10,569		11,504
Composite Depreciation Rate	3.90%	4.00%	4.00%
Distribution
Assets in service:
Total assets in service	9,745	9,486
Composite Depreciation Rate	4.10%
Avg Life	24 years 6 months
Transmission
Assets in service:
Total assets in service	5,482	4,919
Composite Depreciation Rate	2.80%
Avg Life	35 years 2 months 12 days
Other Assets
Assets in service:
Total assets in service	856	822
Composite Depreciation Rate	9.30%
Avg Life	10 years 9 months 18 days
Total assets in service
Assets in service:
Total assets in service	16,083	15,227		16,189
Property, plant and equipment - net	10,676	10,024		10,670
Construction work in progress
Assets in service:
Property, plant and equipment - net	627	530		819
Held for future use
Assets in service:
Property, plant and equipment - net	$ 15	$ 15		$ 15

Intangible Assets (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Identifiable intangible assets subject to amortization included in property, plant and equipment:
Gross Carrying Amount	$ 735	$ 704	$ 626
Accumulated Amortization	314	299	258
Net	421	405	368
Land easements
Identifiable intangible assets subject to amortization included in property, plant and equipment:
Gross Carrying Amount	296	295	248
Accumulated Amortization	80	79	77
Net	216	216	171
Capitalized software
Identifiable intangible assets subject to amortization included in property, plant and equipment:
Gross Carrying Amount	439	409	378
Accumulated Amortization	234	220	181
Net	$ 205	$ 189	$ 197

Amortization Expense (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012
Estimated aggregate amortization expense
2013	$ 62	$ 56
2014	60	56
2015	60	56
2016	57	53
2017	$ 49	$ 45

Other Noncurrent Liabilities and Deferred Credits (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Other Noncurrent Liabilities and Deferred Credits
Retirement plans and other employee benefits	$ 1,506	$ 1,495	$ 1,340
Uncertain tax positions (including accrued interest)	93	169	147
Other	69	58	59
Total other noncurrent liabilities and deferred credits	$ 1,668	$ 1,722	$ 1,546

Supplemental Cash Flow Information (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended				12 Months Ended
	Mar. 31, 2013		Mar. 31, 2012		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Cash payments (receipts) related to:
Interest	$ 96		$ 135		$ 378		$ 360		$ 339
Capitalized interest	(2)		(2)		(10)		(3)		(2)
Interest (net of amounts capitalized)	94		133		368		357		337
Amount in lieu of income taxes:
Total amount in lieu of income taxes					(2)		(114)		128
SARs early exercise					64
Construction expenditures	69	[1]	85	[1]	103	[1]	140	[1]	78	[1]
Debt exchange transactions									324
Federal
Amount in lieu of income taxes:
Total amount in lieu of income taxes					(23)		(134)		109
State
Amount in lieu of income taxes:
Total amount in lieu of income taxes					$ 21		$ 20		$ 19

[1]	Represents end-of-period accruals.

Components of Reported Provision (Benefit) in Lieu of Income Taxes (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Current:
US federal			$ 23	$ (55)	$ (6)
State			21	21	21
Deferred:
US federal			200	248	183
State
Amortization of investment tax credits			(4)	(5)	(5)
Total	38	44	240	209	193
Current:
US federal			(14)	9	11
State				1	1
Deferred federal			8	10	10
Total			(6)	20	22
Total provision in lieu of income taxes			$ 234	$ 229	$ 215

Reconciliation of Provision in Lieu of Income Taxes (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Reconciliation of provision in lieu of income taxes
Income before provision in lieu of income taxes	$ 583	$ 596	$ 567
Provision in lieu of income taxes at the US federal statutory rate of 35%	204	209	198
Amortization of investment tax credits - net of deferred tax effect	(4)	(5)	(5)
Amortization (under regulatory accounting) of statutory tax rate changes	(3)	(3)	(3)
Amortization of Medicare subsidy regulatory asset	14
Texas margin tax, net of federal tax benefit	14	14	13
Medicare subsidy			(1)
Nondeductible losses (gains) on benefit plan investments	(2)	(1)	(1)
Other, including audit settlements	11	15	14
Reported provision in lieu of income taxes	$ 234	$ 229	$ 215
Effective rate	40.10%	38.40%	37.90%

Reconciliation of Provision in Lieu of Income Taxes (Parenthetical) (Detail)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Reconciliation of Statutory Federal Tax Rate [Line Items]
US federal statutory rate	35.00%	35.00%	35.00%

Income Taxes - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Mar. 31, 2013
Income Taxes Textual [Abstract]
Deferred Income Tax	$ 2,180	$ 2,018		$ 2,273
Alternate minimum tax credit carry forwards	52	49
Net operating carry forwards	271
Year of Expiry	expire between 2028 and 2032
Liability for uncertain tax positions	29
Tax positions for the year	133	115
Accrued interest	25	21
Interest and penalties	3	2
Income tax benefit			1
Income tax returns, Liabilities reduced	$ 11

Summary of Changes to Uncertain Tax Positions (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
The summary of changes to uncertain tax positions
Balance at January 1, excluding interest and penalties	$ 126	$ 82	$ 71
Additions based on tax positions related to prior years	18	44	31
Reductions based on tax positions related to prior years			(20)
Balance at December 31, excluding interest and penalties	$ 144	$ 126	$ 82

Regulatory Assets and Liabilities - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	1 Months Ended	12 Months Ended
	Sep. 30, 2008	Dec. 31, 2012		Mar. 31, 2013		Dec. 31, 2011
Regulatory Assets And Liabilities Textual [Abstract]
Regulatory Liabilities		$ 305		$ 349		$ 277
Reduction in deferred tax assets		42
Other income over the recovery period		Approximately Nine years
Surcharge expected	1,023
Cost recovery factor	2.19
Regulatory asset		2,093		2,063		2,007
Depreciation and amortization expense		11 years
Nuclear decommissioning cost over-recovery
Regulatory Assets And Liabilities Textual [Abstract]
Regulatory Liabilities		225
Deferred advanced metering system costs
Regulatory Assets And Liabilities Textual [Abstract]
Regulatory Liabilities						52
Minimum
Regulatory Assets And Liabilities Textual [Abstract]
Cost recovery factor per residential retail customer	2.39
Maximum
Regulatory Assets And Liabilities Textual [Abstract]
Cost recovery factor per residential retail customer	5.15
Generation-related regulatory assets securitized by transition bonds
Regulatory Assets And Liabilities Textual [Abstract]
Reduction in regulatory assets net of regulatory liability		213
Regulatory asset		409	[1],[2],[3]	379	[1],[3]	531	[1],[2]
Deferred advanced metering system costs
Regulatory Assets And Liabilities Textual [Abstract]
Regulatory asset		$ 2		$ 20

[1]	Not earning a return in the regulatory rate-setting process.
[2]	Bondco net regulatory assets of $335 million at December 31, 2012 consisted of $368 million included in generation-related regulatory assets net of the regulatory liability for over-collection of transition bond revenues of $33 million. Bondco net regulatory assets of $427 million at December 31, 2011 consisted of $464 million included in generation-related regulatory assets net of the regulatory liability for over-collection of transition bond revenues of $37 million.
[3]	Bondco net regulatory assets of $312 million at March 31, 2013 consisted of $344 million included in generation-related regulatory assets net of the regulatory liability for over-collection of transition bond revenues of $32 million. Bondco net regulatory assets of $335 million at December 31, 2012 consisted of $368 million included in generation-related regulatory assets net of the regulatory liability for over-collection of transition bond revenues of $33 million.

Schedule of Maturity of Long-Term Debt (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Long-term debt maturities
2013		$ 125
2014		131
2015		639
2016		41
2017		324
Thereafter		4,301
Unamortized fair value discount		(1)
Unamortized discount		(35)
Total	$ 5,500	$ 5,525	$ 5,638

Schedule of Future Minimum Lease Payments (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Future minimum lease payments under operating leases
2013	$ 7
2014	5
2015	4
2016	3
2017	1
Thereafter
Total future minimum lease payments	$ 20

Schedule of Cash Distributions to Members (Detail) (USD $) In Millions, unless otherwise specified	1 Months Ended	12 Months Ended
	Feb. 28, 2013	Dec. 31, 2012 Date One [Member]	Dec. 31, 2011 Date One [Member]	Dec. 31, 2012 Date Two [Member]	Dec. 31, 2011 Date Two [Member]	Dec. 31, 2012 Date Three [Member]	Dec. 31, 2011 Date Three [Member]	Dec. 31, 2012 Date Four [Member]	Dec. 31, 2011 Date Four [Member]
Cash distribution to members
Declaration Date		Oct 24, 2012	Oct 25, 2011	Jul 25, 2012	Jul 27, 2011	Apr 25, 2012	Apr 27, 2011	Feb 14, 2012	Feb 15, 2011
Payment Date		Oct 30, 2012	Oct 26, 2011	Jul 31, 2012	Jul 28, 2011	May 1, 2012	Apr 28, 2011	Feb 21, 2012	Feb 16, 2011
Amount	$ 50	$ 70	$ 65	$ 50	$ 40	$ 60	$ 20	$ 45	$ 20

Summary of Pension and OPEB Costs Recognized as Expense (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net pension and OPEB costs related to EFH Corp.'s plans
Total benefit cost	$ 33	$ 31	$ 206	$ 169	$ 130
Less amounts deferred as a regulatory asset or property or property	24	22	(169)	(132)	(93)
Net amounts recognized as expense	9	9	37	37	37
Employee retirement costs
Net pension and OPEB costs related to EFH Corp.'s plans
Pension cost			179	95	67
OPEB Costs
Net pension and OPEB costs related to EFH Corp.'s plans
OPEB cost			$ 27	$ 74	$ 63

Changes to Projected Benefit Obligations and Plan Assets (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Change in Plan Assets:
Cash contributions	$ 259	$ 104	$ 193	$ 61
Funded status at end of year	115	115
Pension Plans
Change in Projected Benefit Obligation:
Projected benefit obligation at beginning of year		2,215	2,052
Service cost		23	20	19
Interest cost		106	110	106
Curtailment		(5)
Assumption of liabilities		860
Actuarial (gain) loss		198	119
Benefits paid		(91)	(86)
Projected benefit obligation at end of year	3,038	3,038	2,215	2,052
Accumulated benefit obligation at end of year	2,908	2,908	2,063
Change in Plan Assets:
Fair value of assets at beginning of year		1,542	1,341
Actual return (loss) on assets		199	112
Cash contributions		93	175
Assets related to assumed liabilities		852
Benefits paid		(91)	(86)
Fair value of assets at end of year	2,327	2,327	1,542	1,341
Funded status at end of year	(711)	(711)	(673)
OPEB Plan
Change in Projected Benefit Obligation:
Projected benefit obligation at beginning of year		809	1,004
Service cost		5	7	6
Interest cost		39	54	52
Participant contributions		15	14
Medicare Part D reimbursement		3	5
Plan amendments			(127)
Assumption of liabilities		6
Actuarial (gain) loss		94	(97)
Benefits paid		(58)	(51)
Projected benefit obligation at end of year	913	913	809	1,004
Change in Plan Assets:
Fair value of assets at beginning of year		197	208
Actual return (loss) on assets		25	8
Cash contributions		11	18
Participant contributions		15	14
Benefits paid		(58)	(51)
Fair value of assets at end of year	190	190	197	208
Funded status at end of year	$ (723)	$ (723)	$ (612)

Summary of Pension Amounts Recognized in Balance Sheet (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2012 Pension Plans	Dec. 31, 2011 Pension Plans	Dec. 31, 2012 OPEB Plan	Dec. 31, 2011 OPEB Plan
Liabilities:
Other current liabilities			$ (3)	$ (3)
Other noncurrent liabilities			(708)	(670)	(723)	(612)
Net liability recognized			(711)	(673)	(723)	(612)
Regulatory assets:
Net loss			602	659	247	178
Prior service cost (credit)					(111)	(131)
Net transition obligation						1
Net regulatory asset recognized			602	659	136	48
Accumulated other comprehensive net income/loss	$ 1	$ 3	$ 3		$ 1

Health Care Cost trend Rates (Detail)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Non Medicare Eligible
Assumed health care cost trend rates
Health care cost trend rate assumed for next year	8.50%	9.00%
Rate to which the cost trend is expected to decline (the ultimate trend rate)	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2022	2022
Medicare Eligible
Assumed health care cost trend rates
Health care cost trend rate assumed for next year	7.50%	8.00%
Rate to which the cost trend is expected to decline (the ultimate trend rate)	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2022	2022

Health Care Cost Trend Rate Effects of One Percentage Point Change (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Sensitivity Analysis of Assumed Health Care Cost Trend Rates:
Effect on accumulated postretirement obligation , Increase	$ 115
Effect on postretirement benefits cost, Increase	6
Effect on accumulated postretirement obligation, Decrease	(99)
Effect on postretirement benefits cost, Decrease	$ (5)

Schedule of PBO's and Accumulated Benefit Obligations in Excess of Fair Value (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Pension plans with projected benefit obligations (PBO) and accumulated benefit obligations (ABO) in excess of the fair value of plan assets
Projected benefit obligations	$ 3,038	$ 2,215
Accumulated benefit obligations	2,908	2,063
Plan assets	$ 2,327	$ 1,542

Target Asset Allocation Ranges by Asset Category (Detail)	12 Months Ended
Dec. 31, 2012
Fixed income
Target asset allocation ranges of pension plan investments by asset category
Target Allocation Ranges, Nonrecoverable	100.00%
Minimum | US Equities
Target asset allocation ranges of pension plan investments by asset category
Target Allocation Ranges, Minimum	24.00%
Minimum | International Equities
Target asset allocation ranges of pension plan investments by asset category
Target Allocation Ranges, Minimum	20.00%
Minimum | Fixed income
Target asset allocation ranges of pension plan investments by asset category
Target Allocation Ranges, Minimum	45.00%
Maximum | US Equities
Target asset allocation ranges of pension plan investments by asset category
Target Allocation Ranges, Maximum	31.00%
Maximum | International Equities
Target asset allocation ranges of pension plan investments by asset category
Target Allocation Ranges, Maximum	25.00%
Maximum | Fixed income
Target asset allocation ranges of pension plan investments by asset category
Target Allocation Ranges, Maximum	57.00%

Pension Plan Assets Measured at Fair Value on a Recurring Basis (Detail) (Pension Plans, USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Fair Value Measurement of Pension Plan Assets
Fair value of plan assets	$ 2,327		$ 1,542		$ 1,341
Interest-bearing cash
Fair Value Measurement of Pension Plan Assets
Fair value of plan assets	134		60
US Equities
Fair Value Measurement of Pension Plan Assets
Fair value of plan assets	301	[1]	317	[1]
International Equities
Fair Value Measurement of Pension Plan Assets
Fair value of plan assets	287		202
Corporate bonds
Fair Value Measurement of Pension Plan Assets
Fair value of plan assets	1,319		859
U S Treasury
Fair Value Measurement of Pension Plan Assets
Fair value of plan assets	206		34
Other
Fair Value Measurement of Pension Plan Assets
Fair value of plan assets	73	[2]	61	[2]
Other
Fair Value Measurement of Pension Plan Assets
Fair value of plan assets	7		9
Fair Value Measurement Level 1
Fair Value Measurement of Pension Plan Assets
Fair value of plan assets	486		415
Fair Value Measurement Level 1 | US Equities
Fair Value Measurement of Pension Plan Assets
Fair value of plan assets	206	[1]	263	[1]
Fair Value Measurement Level 1 | International Equities
Fair Value Measurement of Pension Plan Assets
Fair value of plan assets	280		152
Fair Value Measurement Level 2
Fair Value Measurement of Pension Plan Assets
Fair value of plan assets	1,834		1,118
Fair Value Measurement Level 2 | Interest-bearing cash
Fair Value Measurement of Pension Plan Assets
Fair value of plan assets	134		60
Fair Value Measurement Level 2 | US Equities
Fair Value Measurement of Pension Plan Assets
Fair value of plan assets	95	[1]	54	[1]
Fair Value Measurement Level 2 | International Equities
Fair Value Measurement of Pension Plan Assets
Fair value of plan assets	7		50
Fair Value Measurement Level 2 | Corporate bonds
Fair Value Measurement of Pension Plan Assets
Fair value of plan assets	1,319		859
Fair Value Measurement Level 2 | U S Treasury
Fair Value Measurement of Pension Plan Assets
Fair value of plan assets	206		34
Fair Value Measurement Level 2 | Other
Fair Value Measurement of Pension Plan Assets
Fair value of plan assets	73	[2]	61	[2]
Fair Value Measurement Level 3
Fair Value Measurement of Pension Plan Assets
Fair value of plan assets	7		9
Fair Value Measurement Level 3 | Other
Fair Value Measurement of Pension Plan Assets
Fair value of plan assets	$ 7		$ 9

[1]	Substantially all corporate bonds are rated investment grade by a major ratings agency such as Moody's.
[2]	Other consists primarily of US agency securities.

OPEB Plan Assets Measured at Fair Value on a Recurring Basis (Detail) (OPEB Plan, USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Fair Value Measurement of OPEB Plan Assets
Fair value of plan assets	$ 190		$ 197		$ 208
Fair Value Measurement Level 1
Fair Value Measurement of OPEB Plan Assets
Fair value of plan assets	125		121
Fair Value Measurement Level 2
Fair Value Measurement of OPEB Plan Assets
Fair value of plan assets	65		75
Fair Value Measurement Level 3
Fair Value Measurement of OPEB Plan Assets
Fair value of plan assets			1
Interest-bearing cash
Fair Value Measurement of OPEB Plan Assets
Fair value of plan assets	10		10
Interest-bearing cash | Fair Value Measurement Level 2
Fair Value Measurement of OPEB Plan Assets
Fair value of plan assets	10		10
Interest-bearing cash | Fair Value Measurement Level 3
Fair Value Measurement of OPEB Plan Assets
Fair value of plan assets
US Equities
Fair Value Measurement of OPEB Plan Assets
Fair value of plan assets	55		55
US Equities | Fair Value Measurement Level 1
Fair Value Measurement of OPEB Plan Assets
Fair value of plan assets	49		52
US Equities | Fair Value Measurement Level 2
Fair Value Measurement of OPEB Plan Assets
Fair value of plan assets	6		3
US Equities | Fair Value Measurement Level 3
Fair Value Measurement of OPEB Plan Assets
Fair value of plan assets
International Equities
Fair Value Measurement of OPEB Plan Assets
Fair value of plan assets	31		26
International Equities | Fair Value Measurement Level 1
Fair Value Measurement of OPEB Plan Assets
Fair value of plan assets	31		23
International Equities | Fair Value Measurement Level 2
Fair Value Measurement of OPEB Plan Assets
Fair value of plan assets			3
International Equities | Fair Value Measurement Level 3
Fair Value Measurement of OPEB Plan Assets
Fair value of plan assets
Corporate bonds
Fair Value Measurement of OPEB Plan Assets
Fair value of plan assets	42	[1]	54	[1]
Corporate bonds | Fair Value Measurement Level 2
Fair Value Measurement of OPEB Plan Assets
Fair value of plan assets	42	[1]	54	[1]
Corporate bonds | Fair Value Measurement Level 3
Fair Value Measurement of OPEB Plan Assets
Fair value of plan assets		[1]
U S Treasury
Fair Value Measurement of OPEB Plan Assets
Fair value of plan assets	4		2
U S Treasury | Fair Value Measurement Level 2
Fair Value Measurement of OPEB Plan Assets
Fair value of plan assets	4		2
U S Treasury | Fair Value Measurement Level 3
Fair Value Measurement of OPEB Plan Assets
Fair value of plan assets
Other
Fair Value Measurement of OPEB Plan Assets
Fair value of plan assets	48	[2]	49	[2]
Other | Fair Value Measurement Level 1
Fair Value Measurement of OPEB Plan Assets
Fair value of plan assets	45	[2]	46	[2]
Other | Fair Value Measurement Level 2
Fair Value Measurement of OPEB Plan Assets
Fair value of plan assets	3	[2]	3	[2]
Other | Fair Value Measurement Level 3
Fair Value Measurement of OPEB Plan Assets
Fair value of plan assets		[2]
Other
Fair Value Measurement of OPEB Plan Assets
Fair value of plan assets			1
Other | Fair Value Measurement Level 3
Fair Value Measurement of OPEB Plan Assets
Fair value of plan assets			$ 1

[1]	Substantially all corporate bonds are rated investment grade by a major ratings agency such as Moody's.
[2]	Other consists primarily of US agency securities.

Expected Long-Term Rate of Return on Assets Assumption (Detail)	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012		Dec. 31, 2011	Dec. 31, 2010
Expected Long-Term Rate of Return on Assets Assumption
Weighted average expected long-term rate of return		6.70%
EFH Retirement Plan
Expected Long-Term Rate of Return on Assets Assumption
Weighted average expected long-term rate of return		7.40%	[1]
EFH Retirement Plan | US Equities
Expected Long-Term Rate of Return on Assets Assumption
Weighted average expected long-term rate of return		7.70%
EFH Retirement Plan | International Equities
Expected Long-Term Rate of Return on Assets Assumption
Weighted average expected long-term rate of return		9.30%
EFH Retirement Plan | Fixed income
Expected Long-Term Rate of Return on Assets Assumption
Weighted average expected long-term rate of return		4.10%
EFH Retirement Plan | Other
Expected Long-Term Rate of Return on Assets Assumption
Weighted average expected long-term rate of return		0.60%
OPEB Plan
Expected Long-Term Rate of Return on Assets Assumption
Weighted average expected long-term rate of return	6.70%	6.80%		7.10%	7.60%
OPEB Plan | 401(h) accounts | US Equities
Expected Long-Term Rate of Return on Assets Assumption
Weighted average expected long-term rate of return		7.40%
OPEB Plan | Life Insurance VEBA | International Equities
Expected Long-Term Rate of Return on Assets Assumption
Weighted average expected long-term rate of return		6.40%
OPEB Plan | Union Veba | Fixed income
Expected Long-Term Rate of Return on Assets Assumption
Weighted average expected long-term rate of return		6.40%
OPEB Plan | Non-Union VEBA | Other
Expected Long-Term Rate of Return on Assets Assumption
Weighted average expected long-term rate of return		3.20%

[1]	The 2013 expected long-term rate of return for the nonregulated portion of the Oncor Retirement Plan is 4.10%.

Expected Long-Term Rate of Return on Assets Assumption (Parenthetical) (Detail)	12 Months Ended
Dec. 31, 2012
Defined Benefit Plan Disclosure [Line Items]
Weighted average expected long-term rate of return	6.70%
Employee retirement costs
Defined Benefit Plan Disclosure [Line Items]
Weighted average expected long-term rate of return	4.10%

Schedule of Contributions to Benefit Plan (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Pension and OPEB Plan Cash Contributions
Total Contributions	$ 259	$ 104	$ 193	$ 61
Pension plans contributions
Pension and OPEB Plan Cash Contributions
Total Contributions		93	175	43
OPEB Plan contributions
Pension and OPEB Plan Cash Contributions
Total Contributions		$ 11	$ 18	$ 18

Schedule of Future Benefit Payments (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Pension Plans
Summary of Future Benefit Payments
2013	$ 153
2014	157
2015	158
2016	164
2017	168
2018-22	910
OPEB Plan
Summary of Future Benefit Payments
2013	43
2014	45
2015	48
2016	51
2017	53
2018-22	$ 291

Stock-Based Compensation - Additional Information (Detail) (USD $) In Millions, except Share data, unless otherwise specified	1 Months Ended	3 Months Ended	12 Months Ended
	Nov. 30, 2012	Dec. 31, 2012	Dec. 31, 2012	Dec. 31, 2011
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
SAR's exercisable				0
SARS granted	55,000		0
Exercise payment of SRAs, per unit	14.54
Aggregate deferred payments		$ 6	$ 6
SARs settlement expense		57	57
Aggregate dividends		18	18
Compensation expense			6
SARs
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Outstanding SRAs	14,322,219	0	0
Exercise payment of SRAs, Value		$ 64	$ 64

Restricted Cash (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Details of restricted cash
Current Assets	$ 55	$ 55	$ 57
Noncurrent Assets	16	16	16
Customer collections related to transition bonds used only to service debt and pay expenses
Details of restricted cash
Current Assets		55	57
Reserve for fees associated with transition bonds
Details of restricted cash
Noncurrent Assets		10	10
Reserve for shortfalls of transition bond charges
Details of restricted cash
Noncurrent Assets		$ 6	$ 6

Quarterly Information (unaudited) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended													12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Quarterly Information (unaudited)
Operating revenues	$ 817	$ 792		$ 925		$ 828		$ 783		$ 759	$ 897	$ 756	$ 706	$ 3,328	$ 3,118	$ 2,914
Operating income	180	156		230		188		157		150	225	173	145	731	693	655
Net income	$ 87	$ 28	[1]	$ 139	[1]	$ 107	[1]	$ 75	[1]	$ 66	$ 144	$ 92	$ 65	$ 349	$ 367	$ 352

[1]	Fourth quarter 2012 reflects a $57 million charge to expense associated with the SARs settlement (see Note 10).

Quarterly Information (unaudited) (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2012
Schedule Of Quarterly Financial Information [Line Items]
SARs settlement expense	$ 57	$ 57